Exhibit 99.1

Supplemental Package
For the Quarter Ended December 31, 2016

Forest City Realty Trust, Inc. and Subsidiaries - Supplemental Package
Fourth Quarter 2016
This supplemental package, together with other statements and information publicly disseminated by us, contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements reflect management’s current views with respect to financial results related to future events and are based on assumptions and expectations that may not be realized and are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, financial or otherwise, may differ, perhaps materially, from the results discussed in the forward-looking statements. Risk factors discussed in Item 1A of our Form 10-K for the year ended December 31, 2016 and other factors that might cause differences, some of which could be material, include, but are not limited to, our ability to qualify or to remain qualified as a REIT, our ability to satisfy REIT distribution requirements, the impact of issuing equity, debt or both, and selling assets to satisfy our future distributions required as a REIT or to fund capital expenditures, future growth and expansion initiatives, the impact of the amount and timing of any future distributions, the impact from complying with REIT qualification requirements limiting our flexibility or causing us to forego otherwise attractive opportunities beyond rental real estate operations, the impact of complying with the REIT requirements related to hedging, our lack of experience operating as a REIT, legislative, administrative, regulatory or other actions affecting REITs, including positions taken by the Internal Revenue Service, the possibility that our Board of Directors will unilaterally revoke our REIT election, the possibility that the anticipated benefits of qualifying as a REIT will not be realized, or will not be realized within the expected time period, the impact of current lending and capital market conditions on our liquidity, our ability to finance or refinance projects or repay our debt, the impact of the slow economic recovery on the ownership, development and management of our commercial real estate portfolio, general real estate investment and development risks, litigation risks, vacancies in our properties, risks associated with developing and managing properties in partnership with others, competition, our ability to renew leases or re-lease spaces as leases expire, illiquidity of real estate investments, our ability to identify and transact on chosen strategic alternatives for a portion of our retail portfolio, bankruptcy or defaults of tenants, anchor store consolidations or closings, the impact of terrorist acts and other armed conflicts, our substantial debt leverage and the ability to obtain and service debt, the impact of restrictions imposed by our revolving credit facility, term loan facility and senior debt, exposure to hedging agreements, the level and volatility of interest rates, the continued availability of tax-exempt government financing, our ability to receive payment on the notes receivable issued by Onexim in connection with their purchase of our interests in the Barclays Center and the Nets, the impact of credit rating downgrades, effects of uninsured or underinsured losses, effects of a downgrade or failure of our insurance carriers, environmental liabilities, competing interests of our directors and executive officers, the ability to recruit and retain key personnel, risks associated with the sale of tax credits, downturns in the housing market, the ability to maintain effective internal controls, compliance with governmental regulations, increased legislative and regulatory scrutiny of the financial services industry, changes in federal, state or local tax laws and international trade agreements, volatility in the market price of our publicly traded securities, inflation risks, cybersecurity risks, cyber incidents, shareholder activism efforts, conflicts of interest, risks related to our organizational structure including operating through our Operating Partnership and our UPREIT structure and completion of the proposed reclassification of our common stock, as well as other risks listed from time to time in our SEC filings, including but not limited to, our annual and quarterly reports. We have no obligation to revise or update any forward-looking statements, other than as imposed by law, as a result of future events or new information. Readers are cautioned not to place undue reliance on such forward-looking statements.

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Financial and Operating Information

Corporate Description
We principally engage in the operation, development, management and acquisition of office, retail and apartment real estate and land throughout the United States. We have approximately $8.2 billion of consolidated assets in 20 states and the District of Columbia at December 31, 2016. Our core markets include Boston, Chicago, Dallas, Denver, Los Angeles, Philadelphia and the greater metropolitan areas of New York City, San Francisco and Washington D.C. We have regional offices in Boston, Dallas, Denver, Los Angeles, New York City, San Francisco, Washington, D.C. and our corporate headquarters in Cleveland, Ohio.
We recently completed an internal reorganization and began presenting reportable segments based on this new structure for the reporting period ended September 30, 2016. The new structure is organized around our real estate operations, real estate development and corporate support service functions. Prior periods have been recast to conform to the current period’s reportable segment presentation.
Real Estate Operations represents the performance of our core rental real estate portfolio and is comprised of the following reportable operating segments:

•	Office - owns, acquires and operates office and life science buildings.

•	Retail - owns, acquires and operates regional malls, specialty/urban retail centers and amenity retail within our mixed-use projects.

•	Apartments - owns, acquires and operates rental properties, including upscale and middle-market apartments, adaptive re-use developments and subsidized senior housing.
The remaining reportable operating segments consist of the following:

•
Development represents the development and construction of office and life science buildings, regional malls, specialty/urban retail centers, amenity retail, apartments, condominiums and mixed-use projects. Included in the Development segment are recently opened operating properties prior to stabilization. Development also includes the horizontal development and sale of land to residential, commercial and industrial customers primarily at our Stapleton project in Denver, Colorado.

•	Corporate is comprised of departments providing executive oversight to the entire company and various support services for Operations, Development and Corporate employees.

•
Other represents the operations of several non-core investments, including the Barclays Center, a sports and entertainment arena located in Brooklyn, New York (“Arena”) (sold in January 2016), our equity method investment in the Brooklyn Nets (the “Nets”)(sold in January 2016), and military housing operations (sold in February 2016).

Segment Transfers
The Development segment includes projects in development, projects under construction along with recently opened operating properties prior to stabilization. Projects will be reported in their applicable operating segment (Office, Retail or Apartments) beginning on January 1 of the year following stabilization. Therefore, the Development segment will continue to report results from recently opened properties until the year-end following initial stabilization. We generally define stabilized properties as achieving 92% or greater occupancy or having been open and operating for one or two years, depending on the size of the project. Once a stabilized property is transferred to the applicable Operations segment on January 1, it will be considered “comparable” beginning with the next January 1, as that will be the first time the property is stabilized in both periods presented.

Segment Reclassifications
Concurrent with our internal reorganization, certain functions previously performed within our old business unit structure were centralized into our corporate segment. We analyzed the allocation methodology of these new corporate functions and our historic corporate functions and how it relates to support services provided to our new segments within our new organizational structure. As a result of this analysis, certain expenses previously recorded in the old business units and reported on the property operating and management expenses financial statement line item are recorded in the corporate segment and included in the corporate general and administrative expense financial statement line item. To conform to the current year presentation, $720,000 and $3,600,000 have been reclassed from property operating and management expenses to corporate general and administrative expenses for the three months and year ended December 31, 2015, respectively.

REIT Conversion
On January 13, 2015, the board of directors of Forest City Enterprises, Inc., our predecessor, approved a plan to pursue conversion to REIT status. On May 29, 2015, Forest City Enterprises, Inc. formed Forest City Realty Trust, Inc. (with its subsidiaries, the “Company”) as a Maryland corporation and wholly-owned subsidiary of Forest City Enterprises, Inc. On October 20, 2015, the shareholders of Forest City Enterprises, Inc. approved and adopted the merger agreement that implemented the restructuring of Forest City Enterprises, Inc. into a holding company so as to facilitate its conversion to a REIT.

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Financial and Operating Information

Pursuant to the merger agreement, effective as of 11:59 pm, Eastern Time, on December 31, 2015 (the “Effective Time”), (i) a wholly-owned subsidiary of the Company merged with and into Forest City Enterprises, Inc., with Forest City Enterprises, Inc. as the surviving corporation, (ii) each outstanding share of Forest City Enterprises, Inc. Class A common stock, par value $.33 1/3 per share, and Class B common stock, par value $.33 1/3 per share, automatically converted into one share of Forest City Realty Trust, Inc. Class A common stock, $.01 par value per share, and Class B common stock, $.01 par value per share, respectively, (iii) Forest City Enterprises, Inc. became a wholly-owned subsidiary of the Company and (iv) the Company became the publicly-traded New York Stock Exchange-listed parent company that succeeded to and continued to operate substantially all of the existing businesses of Forest City Enterprises, Inc. and its subsidiaries. In addition, each share of Class A common stock of Forest City Enterprises, Inc. held in treasury at December 31, 2015 ceased to be outstanding at the Effective Time of the Merger, and a corresponding adjustment was recorded to Class A common stock and additional paid-in capital. Immediately following the merger, Forest City Enterprises, Inc. converted into a Delaware limited partnership named “Forest City Enterprises, L.P.” (the “Operating Partnership”).
In this supplemental package, unless otherwise specifically stated or the context otherwise requires, all references to “the Company,” “Forest City,” “we,” “our,” “us” and similar terms refer to Forest City Enterprises, Inc. and its consolidated subsidiaries prior to the Effective Time and Forest City Realty Trust, Inc. and its consolidated subsidiaries, including the Operating Partnership, as of the Effective Time and thereafter.
Company Operations
We believe that we are organized in a manner enabling us to qualify, and intend to operate in a manner allowing us to continue to qualify, as a REIT for federal income tax purposes. As such, we intend to elect REIT status for our taxable year ended December 31, 2016, upon filing the 2016 Form 1120-REIT with the Internal Revenue Service on or before September 15, 2017.
We hold substantially all of our assets, and conduct substantially all of our business, through the Operating Partnership. We are the sole general partner of the Operating Partnership and, as of December 31, 2016, we directly or indirectly own all of the limited partnership interests in the Operating Partnership.
We hold and operate certain of our assets through one or more taxable REIT subsidiaries (“TRSs”). A TRS is a subsidiary of a REIT subject to applicable corporate income tax. Our use of TRSs enables us to continue to engage in certain businesses while complying with REIT qualification requirements and allows us to retain income generated by these businesses for reinvestment without the requirement of distributing those earnings. The primary non-REIT qualified businesses held in TRSs include 461 Dean Street, an apartment building in Brooklyn, New York, the Pacific Park Brooklyn project, land development operations, Barclays Center arena (sold in January 2016), the Nets (sold in January 2016) and military housing operations (sold in February 2016). In the future, we may elect to reorganize and transfer certain assets or operations from our TRSs to other subsidiaries, including qualified REIT subsidiaries.

Supplemental Financial and Operating Information
We recommend this supplemental package be read in conjunction with our Form 10-K for the year ended December 31, 2016. This supplemental package contains consolidated financial statements prepared in accordance with generally accepted accounting principles (“GAAP”). We also present certain financial information at total company ownership because we believe this information is useful to financial statement users as this method reflects the manner in which we operate our business. We believe financial information and other operating metrics at total company ownership including net asset value (“NAV”) components, net operating income (“NOI”), comparable NOI, Funds From Operations (“FFO”), Operating FFO, Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”), Adjusted EBITDA and Net Debt to Adjusted EBITDA are necessary to understand our business and operating results, along with net earnings and other GAAP measures. Our financial statement users can use these non-GAAP measures as supplementary information to evaluate our business. Our non-GAAP measures or information shown at total company ownership are not intended to be performance measures that should be regarded as alternatives to, or more meaningful than, our GAAP measures.

This supplemental package also contains financial information of entities consolidated under GAAP (“Fully Consolidated Entities”), financial information on our partners share of entities consolidated under GAAP (“Noncontrolling Interest”) and financial information on our share of entities accounted for using the equity method accounting (“Company Share of Unconsolidated Entities”). We believe disclosing financial information on Fully Consolidated Entities, Noncontrolling Interest and Company Share of Unconsolidated Entities is essential to allow our financial statement users the ability to arrive at our Total Company ownership of all of our real estate investments, whether or not we “control” the investment under GAAP.

Financial information related to Fully Consolidated Entities, Noncontrolling Interest and Company Share of Unconsolidated Entities is included in the Appendix section of this supplemental package.

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Financial and Operating Information

Supplemental Operating Information
The operating information contained in this document includes: occupancy data, retail sales data, leasing summaries, comparable NOI, NOI by product type and core market, reconciliation of NOI to earnings (loss) before income taxes, reconciliation of net earnings (loss) to FFO, reconciliation of FFO to Operating FFO, reconciliation of NOI to Operating FFO, reconciliation of net earnings (loss) to EBITDA, Operating FFO bridges, office and retail lease expirations, office and retail significant tenants, historical trends and our development pipeline. We believe this information gives interested parties a better understanding and more information about our operating performance. The term “comparable,” which is used throughout this document, is generally defined as including stabilized properties open and operated in the years ended December 31, 2016 and 2015. We believe occupancy data, retail sales data, leasing spreads on office and retail properties, and other rental rate information on multi-family properties represent meaningful operating statistics about us.

Consolidation Method
In line with industry practice, we have a number of investments in which our economic ownership is less than 100% as a means of procuring opportunities and sharing risk. Under GAAP, the full consolidation method is used to report assets and liabilities at 100% if deemed to be under our control or if we are deemed to be the primary beneficiary of the variable interest entity (“VIE”), even if our ownership is not 100%.

Net Asset Value Components
We disclose components of our business relevant to calculate NAV, a non-GAAP measure. There is no directly comparable GAAP financial measure to NAV. We consider NAV to be a useful supplemental measure which assists both management and investors to estimate the fair value of our Company. The calculation of NAV involves significant estimates and can be calculated using various methods. Each individual investor must determine the specific methodology, assumptions and estimates to use to arrive at an estimated NAV of the Company. NAV components are shown at our total company ownership. We believe disclosing the components at total company ownership is essential to estimate NAV, as they represent our estimated proportionate amount of assets and liabilities the Company is entitled to.

The components of NAV do not consider the potential changes in rental and fee income streams or development platform. The components include non-GAAP financial measures, such as NOI and information related to our rental properties business at the Company’s share. Although these measures are not presented in accordance with GAAP, investors can use these non-GAAP measures as supplementary information to evaluate our business.

FFO
FFO, a non-GAAP measure, along with net earnings, provides additional information about our core operations. While property dispositions, acquisitions or other factors impact net earnings in the short-term, we believe FFO presents a more consistent view of the overall financial performance of our business from period-to-period since the core of our business is the recurring operations of our portfolio of real estate assets. Management believes that the exclusion from FFO of gains and losses from the sale of operating real estate assets allows investors and analysts to readily identify the operating results of the assets that form the core of the Company’s activity and assists in comparing those operating results between periods. Implicit in historical cost accounting for real estate assets in accordance with GAAP is the assumption that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, many industry investors and analysts have considered presentations of operating results for real estate companies using historical cost accounting alone to be insufficient. Because FFO excludes depreciation and amortization of real estate assets and impairment of depreciable real estate, management believes that FFO, along with the required GAAP presentations, provides a more complete measurement of the Company’s performance relative to its competitors and a more appropriate basis on which to make decisions involving operating, financing and investing activities than the required GAAP presentations alone would provide.

The majority of our peers in the publicly traded real estate industry are REITs and report operations using FFO as defined by the National Association of Real Estate Investment Trusts (“NAREIT”). Although we were not a REIT for the prior period presented, management believes it is important to publish this measure to allow for easier comparison of our performance to our peers. The major difference between us and our REIT peers is that we were a taxable entity and any taxable income we generated could have resulted in payment of federal or state income taxes. Our REIT peers typically do not pay federal or state income taxes on their qualified REIT investments, but distribute a significant portion of their taxable income to shareholders. Due to our effective tax management policies, we have not historically been a significant payer of income taxes. This has allowed us to retain our internally generated cash flows but has also resulted in large expenses for deferred taxes as required by GAAP.

FFO is defined by NAREIT as net earnings excluding the following items at our proportionate share: i) gain (loss) on full or partial disposition of rental properties, divisions and other investments (net of tax); ii) non-cash charges for real estate depreciation and

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Financial and Operating Information

amortization; iii) impairment of depreciable real estate (net of tax); and iv) cumulative or retrospective effect of change in accounting principle (net of tax).

In connection with our conversion to REIT status, we were required to reverse our net deferred tax liabilities related to our subsidiaries that will be held as qualified REIT investments of $588,607,000 during the three months ended December 31, 2015, which we have excluded from our December 31, 2015 FFO calculation.

Operating FFO
In addition to reporting FFO, we report Operating FFO, a non-GAAP measure, as an additional measure of our operating performance. We believe it is appropriate to adjust FFO for significant items driven by transactional activity and factors relating to the financial and real estate markets, rather than factors specific to the on-going operating performance of our properties. We use Operating FFO as an indicator of continuing operating results in planning and executing our business strategy. Operating FFO should not be considered to be an alternative to net earnings computed under GAAP as an indicator of our operating performance and may not be directly comparable to similarly-titled measures reported by other companies.

We define Operating FFO as FFO adjusted to exclude: i) impairment of non-depreciable real estate; ii) write-offs of abandoned development projects and demolition costs; iii) income recognized on state and federal historic and other tax credits; iv) gains or losses from extinguishment of debt; v) change in fair market value of nondesignated hedges; vi) gains or losses on change in control of interests; vii) the adjustment to recognize rental revenues and rental expense using the straight-line method; viii) participation payments to ground lessors on refinancing of our properties; ix) other transactional items; x) the Nets pre-tax FFO; and xi) income taxes on FFO.

EBITDA
EBITDA, a non-GAAP measure, is defined as net earnings excluding the following items at our proportionate share: i) non-cash charges for depreciation and amortization; ii) interest expense; iii) amortization of mortgage procurement costs; and iv) income taxes. EBITDA may not be directly comparable to similarly-titled measures reported by other companies. We use EBITDA as a starting point in order to derive Adjusted EBITDA as further described below.

Adjusted EBITDA
We define Adjusted EBITDA, a non-GAAP measure, as EBITDA adjusted to exclude: i) impairment of real estate; ii) gains or losses from extinguishment of debt; iii) gain (loss) on full or partial disposition of rental properties, development projects and other investments; iv) gains or losses on change in control of interests; v) other transactional items, including organizational transformation and termination benefits; and vi) the Nets pre-tax EBITDA. We believe EBITDA, Adjusted EBITDA and net debt to Adjusted EBITDA provide additional information in evaluating our credit and ability to service our debt obligations. Adjusted EBITDA is used by the chief operating decision maker and management to assess operating performance and resource allocations by segment and on a consolidated basis. Management believes Adjusted EBITDA gives the investment community a more complete understanding of the Company’s operating results, including the impact of general and administrative expenses and acquisition-related expenses, before the impact of investing and financing transactions and facilitates comparisons with competitors. However, Adjusted EBITDA should not be viewed as an alternative measure of the Company’s operating performance since it excludes financing costs as well as depreciation and amortization costs which are significant economic costs that could materially impact the Company’s results of operations and liquidity. Other REITs may use different methodologies for calculating Adjusted EBITDA and, accordingly, the Company’s Adjusted EBITDA may not be comparable to other REITs.

Net Debt to Adjusted EBITDA
Net Debt to Adjusted EBITDA, a non-GAAP measure, is defined as total debt, net at our proportionate share (total debt includes outstanding borrowings on our revolving credit facility, our term loan facility, convertible senior debt, net, nonrecourse mortgages and notes payable, net) less cash and equivalents, at our proportionate share, divided by Adjusted EBITDA. Net Debt to Adjusted EBITDA is a supplemental measure derived from non-GAAP financial measures that the Company uses to evaluate its capital structure and the magnitude of its debt against its operating performance. The Company believes that investors use versions of this ratio in a similar manner. The Company’s method of calculating the ratio may be different from methods used by other REITs and, accordingly, may not be comparable to other REITs.

NOI
NOI, a non-GAAP measure, reflects our share of the core operations of our rental real estate portfolio, prior to any financing activity. NOI is defined as revenues less operating expenses at our ownership within our Office, Retail, Apartments and Development segments, except for revenues and cost of sales associated with sales of land held in these segments. The activities of our Corporate and Other segments do not involve the operations of our rental property portfolio and therefore are not included in NOI.

We believe NOI provides important information about our core operations and, along with earnings before income taxes, is necessary to understand our business and operating results. Because NOI excludes general and administrative expenses, interest expense,

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Financial and Operating Information

depreciation and amortization, revenues and cost of sales associated with sales of land, other non-property income and losses, and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating office, retail and apartment real estate and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective on operations not immediately apparent from net income. We use NOI to evaluate our operating performance on a portfolio basis since NOI allows us to evaluate the impact that factors such as occupancy levels, lease structure, rental rates, and tenant mix have on our financial results. Investors can use NOI as supplementary information to evaluate our business. In addition, management believes NOI provides useful information to the investment community about our financial and operating performance when compared to other REITs since NOI is generally recognized as a standard measure of performance in the real estate industry. NOI is not intended to be a performance measure that should be regarded as an alternative to, or more meaningful than, our GAAP measures, and may not be directly comparable to similarly-titled measures reported by other companies.

Comparable NOI
We use comparable NOI as a metric to evaluate the performance of our office, retail and apartment properties. This measure provides a same-store comparison of operating results of all stabilized properties that are open and operating in all periods presented. Non-capitalizable development costs and unallocated management and service company overhead, net of service fee revenues, are not directly attributable to an individual operating property and are considered non-comparable NOI. In addition, certain income and expense items at the property level, such as lease termination income, real estate tax assessments or rebates, certain litigation expenses incurred and any related legal settlements and NOI impacts of changes in ownership percentages, are excluded from comparable NOI. Other properties and activities such as Arena, federally assisted housing, military housing, straight-line rent adjustments and participation payments as a result of refinancing transactions are not evaluated on a comparable basis and the NOI from these properties and activities is considered non-comparable NOI.

Comparable NOI is an operating statistic defined as NOI from stabilized properties operated in all periods presented. We believe comparable NOI is useful because it measures the performance of the same properties on a period-to-period basis and is used to assess operating performance and resource allocation of the operating properties. While property dispositions, acquisitions or other factors impact net earnings in the short term, we believe comparable NOI presents a more consistent view of the overall performance of our operating portfolio from period to period. A reconciliation of earnings (loss) before income taxes, the most comparable financial measure calculated in accordance with GAAP, to NOI, a reconciliation of NOI to earnings (loss) before income taxes for each operating segment and a reconciliation from NOI to comparable NOI are included in this supplemental package.

Other Reclassifications
In April 2015, the FASB issued an Accounting Standards Update to simplify the presentation of debt issuance costs. This guidance requires that third-party debt issuance costs be presented in the balance sheet as a direct deduction from the carrying value of the debt. This guidance is effective for fiscal years, and for interim reporting periods within those fiscal years, beginning after December 15, 2015. As a result of the adoption of this guidance on January 1, 2016, we reclassified mortgage procurement costs from other assets to nonrecourse mortgage debt and notes payable, net and convertible senior debt, net on the December 31, 2015 Consolidated Balance Sheet. In addition, we reclassified mortgage procurement costs from assets held for sale to liabilities held for sale on the December 31, 2015 Consolidated Balance Sheet.

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Financial and Operating Information

Corporate Headquarters
Forest City Realty Trust, Inc.
Terminal Tower
50 Public Square, Suite 1100
Cleveland, Ohio 44113
Annual Report on Form 10-K
A copy of the Annual Report on Form 10-K as filed with the Securities and Exchange Commission (“SEC”) for the year ended December 31, 2016, can be found on our website under SEC Filings or may be obtained without charge upon written request to:
Jeffrey B. Linton
Senior Vice President - Corporate Communication
JeffLinton@forestcity.net
Website
www.forestcity.net
The information contained on this website is not incorporated herein by reference and does not constitute a part of this supplemental package.
Investor Relations
Michael E. Lonsway
Senior Vice President - Planning
MikeLonsway@forestcity.net
Investor Presentations
Please note we periodically post updated investor presentations on the Investors page of our website at www.forestcity.net. It is possible the periodic updates may include information deemed to be material. Therefore, we encourage investors, the media, and other interested parties to review the Investors page of our website at www.forestcity.net for the most recent investor presentation.
Transfer Agent and Registrar
Wells Fargo
Shareowner Services
P.O. Box 64854
St. Paul, MN 55164-9440
(800) 468-9716
www.shareowneronline.com
NYSE Listings
FCEA - Class A Common Stock ($.01 par value)
FCEB - Class B Common Stock ($.01 par value)
Dividend Reinvestment and Stock Purchase Plan
We offer our shareholders the opportunity to purchase additional shares of common stock through the Forest City Realty Trust, Inc. Dividend Reinvestment and Stock Purchase Plan (the “Plan”). You may obtain a copy of the Plan prospectus and an enrollment card by contacting Wells Fargo Shareowner Services at (800) 468-9716 or by visiting www.shareowneronline.com.

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Forest City Realty Trust, Inc. and Subsidiaries
Selected Financial Information

Consolidated Balance Sheets – (Unaudited)

	December 31, 2016	December 31, 2015
	(in thousands)
Assets
Real Estate
Completed rental properties
Office	$3,603,480	$3,686,854
Retail	288,582	1,254,721
Apartments	2,586,720	2,442,321
Total Operations	6,478,782	7,383,896
Recently-Opened Properties/Redevelopment	622,939	299,077
Corporate	10,626	10,542
Other	—	556
Total completed rental properties	7,112,347	7,694,071
Projects under construction
Office	110,526	84,253
Retail	6,457	—
Apartments	399,332	545,574
Total projects under construction	516,315	629,827
Projects under development
Operating properties	1,637	36,152
Office	103,598	90,246
Retail	—	23,777
Apartments	113,430	109,616
Total projects under development	218,665	259,791
Total projects under construction and development	734,980	889,618
Land inventory	68,238	69,318
Total Real Estate	7,915,565	8,653,007
Less accumulated depreciation	(1,442,006)	(1,624,920)
Real Estate, net	6,473,559	7,028,087
Cash and equivalents	174,619	265,677
Restricted cash	149,300	161,891
Accounts receivable, net	208,563	221,562
Notes receivable	383,163	154,585
Investments in and advances to unconsolidated entities	564,779	678,872
Lease procurement costs, net	66,065	95,924
Prepaid expenses and other deferred costs, net	73,987	107,848
Intangible assets, net	134,562	198,672
Deferred income taxes, net	—	83,645
Assets held for sale	—	926,387
Total Assets	$8,228,597	$9,923,150

Forest City Realty Trust, Inc. and Subsidiaries
Selected Financial Information

Consolidated Balance Sheets – (Unaudited)

	December 31, 2016	December 31, 2015
	(in thousands)
Liabilities and Equity
Liabilities
Nonrecourse mortgage debt and notes payable, net
Completed rental properties
Office	$1,152,425	$1,815,297
Retail	141,160	559,337
Apartments	1,396,088	1,281,557
Total Operations	2,689,673	3,656,191
Recently-Opened Properties/Redevelopment	292,083	196,822
Other	—	—
Total completed rental properties	2,981,756	3,853,013
Projects under construction
Office	37,660	20,189
Retail	—	—
Apartments	69,996	50,353
Total projects under construction	107,656	70,542
Projects under development
Operating properties	—	—
Office	—	—
Retail	—	—
Apartments	31,421	32,147
Total projects under development	31,421	32,147
Total projects under construction and development	139,077	102,689
Land inventory	—	—
Nonrecourse mortgage debt and notes payable, net	3,120,833	3,955,702
Revolving credit facility	—	—
Term loan facility	333,268	—
Convertible senior debt, net	112,181	267,235
Construction payables	137,738	166,811
Operating accounts payable and accrued expenses	562,784	622,327
Accrued derivative liability	26,202	73,679
Total Accounts payable, accrued expenses and other liabilities	726,724	862,817
Cash distributions and losses in excess of investments in unconsolidated entities	150,592	150,255
Liabilities held for sale	—	552,607
Total Liabilities	4,443,598	5,788,616
Redeemable Noncontrolling Interest	—	159,978
Equity
Shareholders’ Equity
Shareholders’ equity before accumulated other comprehensive loss	3,298,248	3,586,237
Accumulated other comprehensive loss	(14,410)	(67,905)
Total Shareholders’ Equity	3,283,838	3,518,332
Noncontrolling interest	501,161	456,224
Total Equity	3,784,999	3,974,556
Total Liabilities and Equity	$8,228,597	$9,923,150

Forest City Realty Trust, Inc. and Subsidiaries
Selected Financial Information

Consolidated Statements of Operations – (Unaudited)

	Three Months Ended December 31,		Years Ended December 31,
	2016	2015	2016	2015
	(in thousands)
Revenues
Rental	$161,937	$167,916	$649,923	$625,725
Tenant recoveries	23,155	32,588	117,144	133,829
Service and management fees	15,604	13,869	53,824	45,263
Parking and other	13,432	18,732	56,996	62,376
Arena	—	—	—	—
Land sales	25,599	31,580	48,078	79,169
Subsidized Senior Housing	—	—	—	—
Military Housing	—	8,145	3,518	31,869
Total revenues	239,727	272,830	929,483	978,231
Expenses
Property operating and management	79,136	100,028	337,951	383,088
Real estate taxes	22,720	24,315	90,468	91,274
Ground rent	3,509	1,972	14,375	11,348
Arena operating	—	—	—	—
Cost of land sales	8,471	15,697	13,661	31,413
Subsidized Senior Housing operating	—	—	—	—
Military Housing operating	—	1,841	2,730	8,130
Corporate general and administrative	10,904	13,199	62,683	51,974
Organizational transformation and termination benefits	9,215	22,627	31,708	48,125
	133,955	179,679	553,576	625,352
Depreciation and amortization	62,327	72,546	250,848	252,925
Write-offs of abandoned development projects and demolition costs	290	3,756	10,348	9,534
Impairment of real estate	—	25,971	156,825	451,434
Total expenses	196,572	281,952	971,597	1,339,245
Operating earnings (loss)	43,155	(9,122)	(42,114)	(361,014)
Interest and other income	13,564	9,762	46,229	37,739
Net gain on disposition of interest in unconsolidated entities	—	—	—	—
Gain (loss) on change in control of interests	—	(1,405)	—	486,279
Interest expense	(30,311)	(37,481)	(131,441)	(157,166)
Interest rate swap breakage fee	(24,635)	—	(24,635)	—
Amortization of mortgage procurement costs	(1,324)	(1,793)	(5,719)	(7,549)
Loss on extinguishment of debt	(3,876)	(3,133)	(32,960)	(65,086)
Earnings (loss) before income taxes and earnings (loss) from unconsolidated entities	(3,427)	(43,172)	(190,640)	(66,797)
Earnings (loss) from unconsolidated entities	4,734	(8,488)	(263,533)	28,762
Earnings (loss) before income taxes	1,307	(51,660)	(454,173)	(38,035)
Income tax expense (benefit) of taxable REIT subsidiaries (2016)
Current	1,466	(9,631)	3,240	2,139
Deferred	100	(595,886)	493	(583,917)
	1,566	(605,517)	3,733	(581,778)
Earnings (loss) before gain on disposal of real estate	(259)	553,857	(457,906)	543,743
Net gain on disposition of interest in development project, net of tax	—	—	136,117	—
Net gain on disposition of full or partial interests in rental properties, net of tax	18,199	—	121,284	1,067
Earnings (loss) from continuing operations	17,940	553,857	(200,505)	544,810
Discontinued operations, net of tax
Operating loss from rental properties	—	(3,058)	(1,126)	(27,520)
Gain (loss) on disposition of rental properties	(15,200)	—	49,353	—
Equity in earnings (loss)	—	(1,423)	(822)	(24,952)
	(15,200)	(4,481)	47,405	(52,472)
Net earnings (loss)	2,740	549,376	(153,100)	492,338
Noncontrolling interests, gross of tax
Earnings from continuing operations attributable to noncontrolling interests	(915)	(2,812)	(6,078)	(13,258)
Loss from discontinued operations attributable to noncontrolling interests	—	2,150	776	16,962
	(915)	(662)	(5,302)	3,704
Net earnings (loss) attributable to Forest City Realty Trust, Inc.	$1,825	$548,714	$(158,402)	$496,042

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Forest City Realty Trust, Inc. and Subsidiaries
Selected Financial Information

Net Asset Value Components – December 31, 2016

Completed Rental Properties - Operations
	Q4 2016		Net Stabilized	Stabilized	Annualized	Nonrecourse
(Dollars in millions at company’s share)	NOI (1)		Adjustments (2)	NOI	Stabilized NOI (3)	Debt, net (4)
Operations	A		B	=A+B
Office Real Estate
Life Science
Cambridge	$16.9		$0.6	$17.5	$70.0	$(439.3)
Other Life Science	4.3		(0.9)	3.4	13.6	(103.7)
New York
Manhattan	14.2		—	14.2	56.8	—
Brooklyn	23.1		—	23.1	92.4	(410.3)
Central Business District	3.2		0.3	3.5	14.0	(136.3)
Suburban/Other	3.2	—	—	3.2	12.8	(82.7)
Subtotal Office	$64.9		$—	$64.9	$259.6	$(1,172.3)
Retail Real Estate
Regional Malls	$30.4		$(1.7)	$28.7	$114.8	$(1,024.6)
Specialty Retail Centers	11.8	—	—	11.8	47.2	(482.9)
Subtotal Retail	$42.2		$(1.7)	$40.5	$162.0	$(1,507.5)
Apartment Real Estate
Apartments, Core Markets	$33.5	—	$—	$33.5	$134.0	$(1,354.3)
Apartments, Non-Core Markets	10.7		—	10.7	42.8	(332.0)
Subtotal Apartment Product Type	$44.2		$—	$44.2	$176.8	$(1,686.3)
Federally Assisted Housing (5)	4.7		0.2	4.9	19.6	(143.4)
Subtotal Apartments	$48.9		$0.2	$49.1	$196.4	$(1,829.7)
Subtotal	$156.0		$(1.5)	$154.5	$618.0	$(4,509.5)
Straight-line rent adjustments	1.8		—	1.8	7.2	—
Participation payments	(0.1)		0.1	—	—	—
Other Operations	3.2		(3.3)	(0.1)	(0.4)	—
Total Operations	$160.9		$(4.7)	$156.2	$624.8	$(4,509.5)

Development
Recently-Opened Properties/Redevelopment	$0.9		$5.7	$6.6	$26.4	$(160.0)
Straight-line rent adjustments	0.4		—	0.4	1.6	—
Other Development	(5.7)	—	(1.0)	(6.7)	(26.8)	—
Total Development	$(4.4)		$4.7	$0.3	$1.2	$(160.0)
					Book Value (4)
Projects under construction					$575.0	$(156.7)
Projects under development					$264.5	$(186.0)
Land inventory:
Stapleton					$43.4	$—
Commercial Outlots					$24.2	$—
Other Tangible Assets
Cash and equivalents					$221.5
Restricted cash					$251.0
Accounts receivable, net (6)					$254.6
Notes receivable					$388.1
Net investments and advances to unconsolidated entities					$42.1
Prepaid expenses and other deferred costs, net					$90.3
Net cash proceeds from the sale of Illinois Science and Technology Park					$15.0
Recourse Debt and Other Liabilities
Revolving credit facility					$—
Term loan facility					$(333.3)
Convertible senior debt, net					$(112.2)
Less: convertible debt					$112.2
Construction payables					$(149.7)
Operating accounts payable and accrued expenses (7)					$(696.8)
Share Data (in millions)
Diluted weighted average number of shares for the three months ended December 31, 2016					266.7

Forest City Realty Trust, Inc. and Subsidiaries
Selected Financial Information

Net Asset Value Components – December 31, 2016 (continued)

(1)	Q4 2016 Earnings (Loss) Before Income Taxes reconciled to NOI for the three months ended December 31, 2016 in the Supplemental Operating Information section of this supplemental package.

(2)	The net stabilized adjustments column represents adjustments assumed to arrive at an estimated annualized stabilized NOI. We include stabilization adjustments to the Q4 2016 NOI as follows:

a)
Due to the temporary decline in occupancy at 45/75 Sidney Street (Life Science), we have included a stabilization adjustment to the Q4 2016 NOI to arrive at our estimate of stabilized NOI. This temporary decline was due to one of our tenants relocating to 300 Massachusetts Ave (Life Science). This vacant space is currently leased and is expected to be occupied in Q1 2017.

b)	In January 2017, we closed on the sale of Illinois Science and Technology Park (Other Life Science). As a result, we removed the NOI and nonrecourse mortgages associated with the assets.

c)	We have removed significant Q4 2016 lease termination income from our Regional Mall portfolio.

d)
Due to quarterly fluctuations of NOI as a result of distribution restrictions from our limited-distribution federally assisted housing properties, we have included a stabilization adjustment to the Q4 2016 NOI to arrive at our estimate of stabilized NOI. Our estimate of stabilized NOI is based on the 2016 annual NOI of $19.6 million.

e)	Partial period NOI for recently sold properties has been removed in the Operations Segments.

f)
For recently-opened properties currently in initial lease-up periods included in the Development Segment, NOI is reflected at 5% of the company ownership cost. This assumption does not reflect our anticipated NOI, but rather is used in order to establish a hypothetical basis for an estimated valuation of leased-up properties. The following properties are currently in their initial lease-up periods:

	Cost at 100%	Cost at Company Share	Lease Commitment % as of
Property			February 20, 2017
	(in millions)
Office:
1812 Ashland Ave (Life Science)	$61.2	$61.2	75%
300 Massachusetts Ave (Life Science)	$175.6	$91.7	99%
Apartments:
NorthxNorthwest (Core Market)	$115.0	$28.9	9%
461 Dean Street (Core Market)	$195.6	$195.6	19%
The Bixby (Core Market)	$59.2	$11.8	56%
Blossom Plaza (Core Market)	$100.6	$25.9	79%
The Yards - Arris (Core Market)	$143.2	$37.3	82%
Aster Town Center North (Core Market)	$23.4	$21.1	98%
	$873.8	$473.5
NOI attributable to Kapolei Lofts, an apartment community on land in which we lease, is not included in NOI from lease-up properties. We consolidate the land lessor, who is entitled to a preferred return that currently exceeds anticipated operating cash flow of the project, and therefore, this project is reflected at 0% for company-share purposes.  In accordance with the waterfall provisions of the distribution Agreement, we expect to share in the net proceeds upon a sale of the project, which is not currently reflected on the NAV component schedule.

g)
On April 1, 2016, we closed on the creation of a joint venture with QIC, in which QIC acquired 49% of our equity ownership of Ballston Quarter (Development Segment; Recently-Opened Properties/Redevelopment). Due to the planned redevelopment, we have included a stabilization adjustment to the Q4 2016 NOI to arrive at $2.6 million, our estimate of annualized stabilized NOI following the disposition of our partial interest and the completion of our planned redevelopment.

h)	Participation payments to ground lessors on the refinancing of our properties are sporadic and transactional in nature. As a result, these have been removed in order to arrive at a stabilized NOI.

i)	The stabilization adjustment for Other Operations removes certain transaction-based fees and expense allocations that are not reflective of stabilized activity in this category.

j)	In our Development Segment, we removed a $1.0 million participation payment we received on a development opportunity we sold several years prior.
The net stabilized adjustments are not comparable to any GAAP measure and therefore do not have a reconciliation to the nearest comparable GAAP measure.

(3)	Company ownership annualized stabilized NOI is calculated by taking the Q4 2016 stabilized NOI times a multiple of four.

(4)
Amounts represent the company’s share of each respective balance sheet line item as of December 31, 2016 and may be calculated using the financial information contained in the Appendix of this supplemental package. Due to the disposition of Illinois Science and Technology Park in January 2017, we have removed nonrecourse debt, net, of $51.0 million attributable to the assets and added the net cash proceeds received on the sale.

(5)
Represents 47 federally assisted housing apartment communities. We recently signed a master purchase and sale agreement to dispose of this portfolio and expect to receive net proceeds of approximately $65 million. We expect the individual property dispositions to close separately beginning in Q1 2017.

(6)	Includes $154.7 million of straight-line rent receivable (net of $9.3 million of allowance for doubtful accounts).

(7)	Includes $63.7 million of straight-line rent payable.

Forest City Realty Trust, Inc. and Subsidiaries
Selected Financial Information

Net Asset Value Components - Stabilized NOI - Q3 2016 vs. Q4 2016
The following represents the quarterly change in stabilized NOI used to estimate NAV, as a result of recent property openings, acquisitions or sales, as well as other portfolio changes. GAAP reconciliations for the beginning period can be found in prior supplemental packages furnished with the SEC and are available on our website at www.forestcity.net.

Net Asset Value Components - Stabilized NOI
		Stabilized Adjustments
	Q3 2016	Property	Property	Property	Portfolio	Q4 2016
(Dollars in millions at company’s share)	Stabilized NOI	Openings	Acquisitions	Sales	NOI Changes	Stabilized NOI
Operations
Office Real Estate
Life Science
Cambridge	$18.1	$—	$—	$—	$(0.6)	$17.5
Other Life Science	5.1	—	—	(1.4)	(0.3)	3.4
New York
Manhattan	14.0	—	—	—	0.2	14.2
Brooklyn	22.6	—	—	—	0.5	23.1
Central Business District	4.6	—	—	—	(1.1)	3.5
Suburban/Other	3.3	—	—	—	(0.1)	3.2
Subtotal Office	$67.7	$—	$—	$(1.4)	$(1.4)	$64.9
Retail Real Estate
Regional Malls	$28.2	$—	$—	$(0.8)	$1.3	$28.7
Specialty Retail Centers	12.0	—	—	—	(0.2)	11.8
Subtotal Retail	$40.2	$—	$—	$(0.8)	$1.1	$40.5
Apartment Real Estate
Apartments, Core Markets	$34.4	$—	$—	$(0.3)	$(0.6)	$33.5
Apartments, Non-Core Markets	11.4	—	—	—	(0.7)	10.7
Subtotal Apartment Product Type	$45.8	$—	$—	$(0.3)	$(1.3)	$44.2
Federally Assisted Housing (5)	4.9	—	—	—	—	4.9
Subtotal Apartments	$50.7	$—	$—	$(0.3)	$(1.3)	$49.1
Subtotal	$158.6	$—	$—	$(2.5)	$(1.6)	$154.5
Straight-line rent adjustments	2.5	—	—	—	(0.7)	1.8
Participation payments	—	—	—	—	—	—
Other Operations	0.5	—	—	—	(0.6)	(0.1)
Total Operations	$161.6	$—	$—	$(2.5)	$(2.9)	$156.2

Development Pipeline
Development
Recently-Opened Properties/Redevelopment	$6.1	$0.4	$—	$—	$0.1	$6.6
Straight-line rent adjustments	0.3	—	—	—	0.1	0.4
Other Development	(9.6)	—	—	—	2.9	(6.7)
Total Development	$(3.2)	$0.4	$—	$—	$3.1	$0.3
Grand Total	$158.4	$0.4	$—	$(2.5)	$0.2	$156.5

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Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Operating Information

Occupancy Data
Office and retail segment occupancy data represents leased occupancy at the end of the quarter. Leased occupancy percentage is calculated by dividing the sum of the total tenant occupied space under the lease and vacant space under the lease by gross leasable area (“GLA”). Occupancy data includes leases with original terms of one year or less.

	Leased Occupancy
	As of December 31,
Office	2016	2015
Comparable	93.2%	96.2%
Total	92.8%	94.3%
Retail
Comparable	94.3%	94.7%
Total	94.3%	94.1%
Apartment segment occupancy data represents economic occupancy, which is calculated by dividing the period-to-date gross potential rent less vacancy by gross potential rent. Apartment occupancy data excludes military and limited-distribution subsidized senior housing units.

	Economic Occupancy
	Years Ended December 31,
Apartments	2016	2015
Comparable	94.3%	94.8%
Total	94.2%	94.7%
The graph below provides comparable leased and economic occupancy data as reported in previous quarters. Prior period amounts may differ from above since the properties qualifying as comparable change from period to period.
Comparable Occupancy Percentage Trend

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Operating Information

Retail Sales Data
The following provides retail sales data for small shop inline tenants at our regional malls. We believe this data allows investors to better understand the productivity of our small shop inline tenants.
The graph below represents regional mall sales for tenants that were open and operating for the duration of each rolling 12-month period presented. Those tenants that have begun and/or ceased operations in the rolling 12-month periods shown are not included.

FCE Regional Mall Sales per Square Foot (1)
Rolling 12-month basis for periods presented

(1)
All sales data is derived from schedules provided by our tenants and is not subject to the same internal control and verification procedures applied to other data supplied in this supplemental package.

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Operating Information

Leasing Summary
Office Buildings
The following table represents those new leases and GLA signed on the same space in which there was a former tenant and existing tenant renewals along with all other new leases signed within the rolling 12-month period.

	Same-Space Leases					Other New Leases
Quarter	Number of Leases Signed	GLA Signed	Contractual Rent Per SF (1)	Expired Rent Per SF (1)	Cash Basis % Change over Prior Rent	Number of Leases Signed	GLA Signed	Contractual Rent Per SF (1)	Total GLA Signed
Q1 2016	20	244,517	$61.23	$55.51	10.3%	5	7,742	$19.51	252,259
Q2 2016	20	526,931	$34.39	$30.08	14.3%	4	12,503	$18.12	539,434
Q3 2016	9	79,348	$28.02	$26.52	5.7%	5	8,227	$22.71	87,575
Q4 2016	12	88,740	$20.36	$21.46	(5.1)%	3	3,549	$25.27	92,289
Total	61	939,536	$39.44	$35.53	11.0%	17	32,021	$20.43	971,557

Retail Centers
The following tables represent those new leases and GLA signed and rent per square foot (“SF”) on the same space in which there was a former tenant and existing tenant renewals.
Regional Malls

Quarter	Number of Leases Signed	GLA Signed	Contractual Rent Per SF (1)	Expired Rent Per SF (1)	Cash Basis % Change over Prior Rent
Q1 2016	28	73,871	$60.51	$52.78	14.6%
Q2 2016	23	49,196	$60.15	$55.57	8.2%
Q3 2016	26	79,205	$63.15	$56.31	12.1%
Q4 2016	14	53,130	$153.75	$137.47	11.8%
Total	91	255,402	$80.65	$71.99	12.0%

Specialty Retail Centers

Quarter	Number of Leases Signed	GLA Signed	Contractual Rent Per SF (1)	Expired Rent Per SF (1)	Cash Basis % Change over Prior Rent
Q1 2016	2	36,453	$34.72	$34.67	0.1%
Q2 2016	1	1,050	$40.00	$33.00	21.2%
Q3 2016	2	5,131	$82.06	$78.17	5.0%
Q4 2016	—	—	$—	$—	0.0%
Total	5	42,634	$40.55	$39.87	1.7%

(1)
Office and Retail contractual rent per square foot includes base rent and fixed additional charges for common area maintenance and real estate taxes as of rental commencement. Retail contractual rent per square foot also includes fixed additional marketing/promotional charges. For all expiring leases, contractual rent per square foot includes any applicable escalations.

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Operating Information

Apartment Communities
The following tables present leasing information of our apartment communities. Prior period amounts may differ from data as reported in previous quarters since the properties that qualify as comparable change from period to period.

Quarterly Comparison

		Monthly Average Apartment Rental Rates (2)			Economic Apartment Occupancy
Comparable Apartment	Leasable Units	Three Months Ended December 31,			Three Months Ended December 31,
Communities (1)	at Company % (3)	2016	2015	% Change	2016	2015	% Change
Core Markets	8,262	$1,981	$1,944	1.9%	94.2%	94.9%	(0.7)%
Non-Core Markets	7,794	$982	$960	2.3%	92.6%	91.6%	1.0%
Total Comparable Apartments	16,056	$1,496	$1,466	2.0%	93.7%	93.9%	(0.2)%

Year-to-Date Comparison

		Monthly Average Apartment Rental Rates (2)			Economic Apartment Occupancy
Comparable Apartment	Leasable Units	Years Ended December 31,			Years Ended December 31,
Communities (1)	at Company % (3)	2016	2015	% Change	2016	2015	% Change
Core Markets	8,262	$1,968	$1,914	2.8%	94.9%	95.4%	(0.5)%
Non-Core Markets	7,004	$981	$953	2.9%	92.9%	93.4%	(0.5)%
Total Comparable Apartments	15,266	$1,495	$1,453	2.9%	94.3%	94.8%	(0.5)%

Sequential Comparison

		Monthly Average Apartment Rental Rates (2)			Economic Apartment Occupancy
		Three Months Ended			Three Months Ended
Comparable Apartment	Leasable Units	December 31,	September 30,		December 31,	September 30,
Communities (1)	at Company % (3)	2016	2016	% Change	2016	2016	% Change
Core Markets	8,262	$1,981	$1,982	(0.1)%	94.2%	94.7%	(0.5)%
Non-Core Markets	7,794	$982	$982	—%	92.6%	93.5%	(0.9)%
Total Comparable Apartments	16,056	$1,496	$1,497	(0.1)%	93.7%	94.4%	(0.7)%

(1)
Includes stabilized apartment communities completely opened and operated in the periods presented. These apartment communities include units leased at affordable apartment rates which provide a discount from average market rental rates. For the three months ended December 31, 2016, 15.6% of leasable units in core markets and 4.6% of leasable units in non-core markets were affordable housing units. Excludes all military and limited-distribution federally assisted housing units.

(2)	Represents gross potential rent less concessions.

(3)	Leasable units represent our share of comparable leasable units at the apartment community.

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Operating Information

Comparable NOI

	Three Months Ended	Year Ended
	December 31, 2016	December 31, 2016
Office	(0.4)%	3.6%
Retail	(2.9)%	2.6%
Apartments	1.1%	3.3%
Total	(0.7)%	3.2%
The tables below provide the percentage change of Comparable NOI as reported in previous quarters. GAAP reconciliations for previous periods can be found in prior supplemental packages furnished with the SEC and are available on our website at www.forestcity.net.

Quarterly Historical Trends						Year-to-Date and Annual Historical Trends
	Three Months Ended						Years Ended			11 Months Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015		December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Office	(0.4)%	(0.4)%	6.4%	12.1%	7.6%	Office	3.6%	4.9%	6.6%	(6.4)%
Retail	(2.9)%	1.6%	2.7%	8.3%	4.2%	Retail	2.6%	5.1%	2.6%	3.6%
Apartments	1.1%	1.8%	3.0%	7.8%	5.6%	Apartments	3.3%	4.7%	4.3%	4.7%
Total	(0.7)%	0.8%	4.3%	9.7%	5.9%	Total	3.2%	4.9%	4.8%	(0.2)%
The table below provides comparable NOI margins for our Operations segments.

Year-to-Date and Annual Historical Trends - Margins on Comparable NOI
	Years Ended
	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Office	59.0%	57.3%	57.1%	55.8%
Retail	59.7%	55.0%	55.6%	55.1%
Apartments	57.8%	56.7%	56.7%	56.0%
Total	58.9%	56.4%	56.6%	55.7%

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Operating Information

Net Operating Income (Non-GAAP) Detail (in thousands)

	Three Months December 31,			Years Ended December 31,
	2016	2015	% Change	2016	2015	% Change
Office Segment
Comparable NOI	65,274	65,563	(0.4)%	254,087	245,221	3.6%
Non-Comparable NOI	(368)	1,272		17,224	7,644
Office Product Type NOI	64,906	66,835		271,311	252,865
Other NOI (1)	2,755	(309)		7,400	(1,964)
Total Office Segment	67,661	66,526		278,711	250,901
Retail Segment
Comparable NOI	40,528	41,744	(2.9)%	162,912	158,845	2.6%
Non-Comparable NOI	1,582	3,694		2,291	16,561
Retail Product Type NOI	42,110	45,438		165,203	175,406
Other NOI (1)	2,532	262		3,785	1,986
Total Retail Segment	44,642	45,700		168,988	177,392
Apartment Segment
Comparable NOI	41,033	40,580	1.1%	168,390	162,949	3.3%
Non-Comparable NOI	3,185	(1,476)		11,310	(2,780)
Apartment Product Type NOI	44,218	39,104		179,700	160,169
Federally Assisted Housing	4,732	5,036		19,693	19,602
Other NOI (1)	(318)	(1,486)		(2,693)	(15,018)
Total Apartment Segment	48,632	42,654		196,700	164,753
Operations
Comparable NOI	146,835	147,887	(0.7)%	585,389	567,015	3.2%
Non-Comparable NOI (2)	4,399	3,490		30,825	21,425
Product Type NOI	151,234	151,377		616,214	588,440
Federally Assisted Housing	4,732	5,036		19,693	19,602
Other NOI (1):
Straight-line rent adjustments	1,773	71		9,194	4,068
Participation payments	(73)	(1,002)		(73)	(1,013)
Other Operations	3,269	(602)		(629)	(18,051)
	4,969	(1,533)		8,492	(14,996)
Total Operations	160,935	154,880		644,399	593,046
Development Segment
Recently-Opened Properties/Redevelopment	939	3,987		3,965	10,361
Other Development (3)	(5,331)	(11,299)		(28,676)	(41,499)
Total Development Segment	(4,392)	(7,312)		(24,711)	(31,138)
Other Segment	—	15,518		2,502	47,825
Grand Total	$156,543	$163,086		$622,190	$609,733

(1)	Includes straight-line rent adjustments, participation payments as a result of refinancing transactions on our properties and management and service company overhead, net of service fee revenues.

(2)
Non-comparable NOI includes lease termination income of $2,079 and $3,404 for the three months and year ended December 31, 2016, compared with $11 and $3,279 for the three months and year ended December 31, 2015.

(3)	Includes straight-line adjustments, non-capitalizable development overhead and other costs on our development projects.

Summary of Corporate General and Administrative and Other NOI (in thousands)

	Three Months December 31,			Years Ended December 31,
	2016	2015	Change	2016	2015	Change
Corporate General and Administrative	$(10,904)	$(13,199)	$2,295	$(62,683)	$(51,974)	$(10,709)
Other Operations NOI	3,269	(602)	3,871	(629)	(18,051)	17,422
Other Development NOI	(5,331)	(11,299)	5,968	(28,676)	(41,499)	12,823
Total	$(12,966)	$(25,100)	$12,134	$(91,988)	$(111,524)	$19,536

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Operating Information

Net Operating Income by Product Type
(dollars in thousands)

Year Ended December 31, 2016	Year Ended December 31, 2015

NOI by Product Type in Operations	$635,907	NOI by Product Type in Operations	$608,042
Other NOI (2):		Other NOI (2):
Straight-line rent adjustments	9,194	Straight-line rent adjustments	4,068
Participation payments	(73)	Participation payments	(1,013)
Other Operations	(629)	Other Operations	(18,051)
	8,492		(14,996)
Recently-Opened Properties/Redevelopment	3,965	Recently-Opened Properties/Redevelopment	10,361
Development Segment (3)	(28,676)	Development Segment (3)	(41,499)
Other Segment	2,502	Other Segment	47,825
Grand Total NOI	$622,190	Grand Total NOI	$609,733

(1)	Includes limited-distribution federally assisted housing.

(2)	Includes straight-line rent adjustments, participation payments as a result of refinancing transactions on our properties and management and service company overhead, net of service fee revenues.

(3)	Includes straight-line adjustments, non-capitalizable development overhead and other costs on our development projects.

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Operating Information

Net Operating Income by Core Market
(dollars in thousands)

Year Ended December 31, 2016	Year Ended December 31, 2015

NOI by Market in Operations	$635,907	NOI by Market in Operations	$608,042
Other NOI (3):		Other NOI (3):
Straight-line rent adjustments	9,194	Straight-line rent adjustments	4,068
Participation payments	(73)	Participation payments	(1,013)
Other Operations	(629)	Other Operations	(18,051)
	8,492		(14,996)
Recently-Opened Properties/Redevelopment	3,965	Recently-Opened Properties/Redevelopment	10,361
Development Segment (4)	(28,676)	Development Segment (4)	(41,499)
Other Segment	2,502	Other Segment	47,825
Grand Total NOI	$622,190	Grand Total NOI	$609,733

(1)	Includes Richmond, Virginia.

(2)	Represents Regional Malls located in Non-Core Markets. Regional Malls located in Core Markets are included in their applicable Core Markets.

(3)	Includes straight-line rent adjustments, participation payments as a result of refinancing transactions on our properties and management and service company overhead, net of service fee revenues.

(4)	Includes straight-line adjustments, non-capitalizable development overhead and other costs on our development projects.

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Operating Information

Reconciliation of Earnings (Loss) Before Income Taxes (GAAP) to Net Operating Income (non-GAAP) (in thousands):

	Three Months Ended December 31,		Years Ended December 31,
	2016	2015	2016	2015
Earnings (loss) before income taxes (GAAP)	$1,307	$(51,660)	$(454,173)	$(38,035)
(Earnings) loss from unconsolidated entities	(4,734)	8,488	263,533	(28,762)
Earnings (loss) before income taxes and earnings from unconsolidated entities	(3,427)	(43,172)	(190,640)	(66,797)
Land sales	(25,599)	(31,580)	(48,078)	(79,169)
Cost of land sales	8,471	15,697	13,661	31,413
Other land development revenues	(3,403)	(2,912)	(10,183)	(8,254)
Other land development expenses	2,185	2,145	8,923	9,753
Corporate general and administrative expenses	10,904	13,199	62,683	51,974
Organizational transformation and termination benefits	9,215	22,627	31,708	48,125
Depreciation and amortization	62,327	72,546	250,848	252,925
Write-offs of abandoned development projects and demolition costs	290	3,756	10,348	9,534
Impairment of real estate	—	25,971	156,825	451,434
Interest and other income	(13,564)	(9,762)	(46,229)	(37,739)
(Gains) loss on change in control of interests	—	1,405	—	(486,279)
Interest expense	30,311	37,481	131,441	157,166
Interest rate swap breakage fee	24,635	—	24,635	—
Amortization of mortgage procurement costs	1,324	1,793	5,719	7,549
Loss on extinguishment of debt	3,876	3,133	32,960	65,086
NOI related to unconsolidated entities (1)	58,835	49,587	223,592	213,590
NOI related to noncontrolling interest (2)	(9,837)	(7,348)	(37,221)	(32,521)
NOI related to discontinued operations (3)	—	8,520	1,198	21,943
Net Operating Income attributable to Forest City Realty Trust, Inc.	$156,543	$163,086	$622,190	$609,733

(1) NOI related to unconsolidated entities:
Equity in earnings (GAAP)	$4,181	$3,972	$29,701	$22,313
Exclude non-NOI activity from unconsolidated entities:
Land and non-rental activity, net	(509)	664	(3,658)	(3,756)
Interest and other income	(1,197)	(722)	(2,544)	(1,779)
Write offs of abandoned development projects	327	—	327	10,191
Depreciation and amortization	28,638	23,594	97,423	88,455
Interest expense and extinguishment of debt	27,395	22,079	102,343	98,166
NOI related to unconsolidated entities	$58,835	$49,587	$223,592	$213,590

(2) NOI related to noncontrolling interest:
Earnings from continuing operations attributable to noncontrolling interests (GAAP)	$(915)	$(2,812)	$(6,078)	$(13,258)
Exclude non-NOI activity from noncontrolling interests:
Land and non-rental activity, net	1,909	1,747	3,882	4,979
Interest and other income	449	670	1,600	2,105
Write offs of abandoned development projects	(16)	(116)	(16)	(116)
Depreciation and amortization	(7,401)	(4,454)	(23,617)	(16,354)
Interest expense and extinguishment of debt	(3,863)	(2,383)	(12,807)	(9,877)
Loss on disposition of full or partial interests in rental properties	—	—	(185)	—
NOI related to noncontrolling interest	$(9,837)	$(7,348)	$(37,221)	$(32,521)

(3) NOI related to discontinued operations:
Operating loss from discontinued operations, net of tax (GAAP)	$—	$(3,058)	$(1,126)	$(27,520)
Less loss from discontinued operations attributable to noncontrolling interests	—	2,150	776	16,962
Exclude non-NOI activity from discontinued operations (net of noncontrolling interest):
Depreciation and amortization	—	5,088	56	20,330
Interest expense	—	4,917	1,738	18,861
Income tax benefit	—	(577)	(246)	(6,690)
NOI related to discontinued operations	$—	$8,520	$1,198	$21,943

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Operating Information

Net Earnings (Loss) Attributable to Forest City Realty Trust, Inc.
Net loss attributable to Forest City Realty Trust, Inc. for the year ended December 31, 2016 was $(158,402,000) versus net earnings of $496,042,000 for the year ended December 31, 2015. The variance to the prior year period is primarily attributable to the following fluctuations, which are pre-tax, include unconsolidated investment activity and are net of noncontrolling interests:
Asset Dispositions - $304,257,000

•	$243,575,000 related to increased gains on disposition of full or partial interest in rental properties and unconsolidated investments in 2016 compared to 2015;

•	$136,687,000 related to the net gain on disposition of the development site 625 Fulton Avenue in 2016;

•	$(63,581,000) related to a combined fluctuation in revenues and operating expenses at properties in which we disposed of our full or partial interest during 2016 and 2015; and

•	$(12,424,000) related to decreased land sales in 2016 compared with 2015, primarily at our Stapleton project.
Financing Transactions - $49,092,000

•
$44,278,000 primarily related to a decrease in interest expense on nonrecourse mortgage debt due the disposition of our full interest in Barclays Center, the disposition of our partial interest in Westchester’s Ridge Hill, the early paydown of the nonrecourse mortgage debt for New York Times in 2016, the paydown of the nonrecourse mortgage note for One MetroTech Center in 2015, and on corporate debt due to separate, privately negotiated exchange transactions that occurred in 2016 and 2015 involving certain of our Senior Notes due 2016, 2018 and 2020;

•
$31,240,000 related to decreased losses on extinguishment of debt compared with 2015 primarily due to separate, privately negotiated exchange transactions that occurred in 2016 and 2015 involving a portion of our Senior Notes due 2016, 2018 and 2020;

•
$(24,635,000) related to an interest rate swap breakage fee incurred to terminate an interest rate swap associated the New York Times on its nonrecourse mortgage debt, which was paid off prior to its 2017 maturity date;

•
$(5,028,000) related to the changes in fair market value of certain derivatives not qualifying for hedge accounting between the comparable periods, which were marked to market through interest expense; and

•
$3,237,000 related to a decrease in interest expense in 2016 compared with 2015 due to increased capitalized interest on projects under construction and development as we increased our construction pipeline.

Non-Cash Transactions - $(454,205,000)

•
$(487,684,000) related to gain on change in control of interest from the 2015 acquisition of our partner’s 49% equity ownership interest in the MIT Assets and acquisition of our partner’s 50% ownership interest in three operating apartment communities (Cherry Tree, Chestnut Lake and Stratford Crossing);

•
$20,556,000 related to a decrease in depreciation and amortization expense in 2016 compared with 2015 primarily due to the disposition of our full interest in entities that develop and manage military family housing, Avenue at Tower City Center and Barclays Center, the disposition of our partial interest in Westchester’s Ridge Hill in 2016 and the disposition of our full interest in Skylight Office Tower in 2015. This decrease was partially offset by recently opened properties and the change from equity method of accounting to full consolidation method upon the acquisition of our partner’s interest in the MIT Assets;

•	$8,950,000 related to decreased write-offs of abandoned development projects in 2016 compared to 2015, including $9,864,000 related to unconsolidated entities;

•	$2,053,000 related to decreased impairment of real estate in 2016 compared to 2015; and

•	$1,920,000 related to decreased amortization of mortgage procurement costs primarily due to our ongoing deleveraging strategy.
Operations - $135,949,000

•	$40,760,000 related to a decrease in our equity in loss of the Nets (sold in January 2016);

•	$23,840,000 related to a combined fluctuation in revenues and operating expenses at properties in which we recently acquired our partners’ interest;

•
$21,108,000 related to improved performance of our development management entities, property management, leasing and service entities, net of an increase in corporate general and administrative expenses of $10,709,000. The improvement is related to a combination of increased fee revenue, which includes development fee income of $5,500,000 at Ballston Quarter in 2016, and reduced expenses within the management and service entities. The decreased expenses are due to reduced overhead costs as a result of our recent reorganization as well as the centralization of certain functions now performed in the Corporate Segment, resulting in increased corporate general and administrative expenses;

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Operating Information

•	$17,348,000 related to a combined fluctuation in revenues and operating expenses in our comparable portfolio in 2016 compared to 2015;

•	$16,417,000 related to lower organizational transformation costs and termination benefits in 2016 compared with 2015;

•	$9,760,000 related to an increase in interest and other income primarily from interest income on notes receivable related to the Nets and Barclays Center sales; and

•
$6,716,000 related to a combined fluctuation in revenues and operating expenses for Operations and Development properties in lease-up or recently stabilized but not comparable and other non-comparable properties.

Income Taxes - $(688,702,000)

•	$(588,607,000) due to a one-time adjustment to deferred taxes in 2015 as a result of the REIT conversion; and

•
$(100,095,000) due to increased income tax expense primarily due to gains on sale of assets owned by our TRS in 2016. The tax expense in 2016 is primarily non-cash as it largely relates to the utilization of the deferred tax asset to offset the taxable gain on the various sales. As we are operating as a REIT in 2016, the majority of our operations, other than those in our TRS, will not be subject to federal income tax. As a result, 2016 tax expense is not directly comparable to 2015 due to our change in taxpayer status.

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Operating Information

The interest expense and capital expenditure information shown below is for all of our consolidated investments. See the appendix for further information on noncontrolling interest share of these items plus our share of our unconsolidated investments’ interest expense and capital expenditures.
Interest Expense – The following table summarizes interest incurred, capitalized and paid on all forms of indebtedness.

	Three Months Ended December 31,		Years Ended December 31,
	2016	2015	2016	2015
	(in thousands)
Amortization and mark-to-market adjustments of derivative instruments	$(1,416)	$(234)	$2,298	$(2,886)
Interest incurred	38,646	48,979	167,782	196,927
Interest capitalized	(6,919)	(11,264)	(38,639)	(36,875)
Net interest expense	$30,311	$37,481	$131,441	$157,166

Capital Expenditures for our Operating Portfolio – Our diversified real estate portfolio requires capital expenditures, including tenant improvements, to maintain and improve its operating performance. The following table represents our capital expenditures by segment:

	Years Ended December 31,
	2016	2015
	(in thousands)
Operating properties:
Office Segment	$10,048	$14,494
Retail Segment	5,212	5,389
Apartment Segment	19,383	27,722
Total operating properties	34,643	47,605
Corporate Segment	99	205
Tenant improvements:
Office Segment	30,018	41,860
Retail Segment	4,673	4,610
Total capital expenditures	$69,433	$94,280

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Operating Information

Reconciliation of Net Earnings (Loss) to FFO
The table below reconciles net earnings (loss), the most comparable GAAP measure, to FFO, a non-GAAP measure.

	Three Months Ended December 31,		Years Ended December 31,
	2016	2015	2016	2015
	(in thousands)
Net earnings (loss) attributable to Forest City Realty Trust, Inc.	$1,825	$548,714	$(158,402)	$496,042
Depreciation and Amortization—Real Estate Groups (1)	82,105	94,756	318,635	337,740
Gain on disposition of full or partial interests in rental properties	(3,552)	—	(129,367)	(22,039)
Impairment of depreciable rental properties	—	38,431	155,595	447,587
Income tax expense adjustment — current and deferred (2):
Gain on disposition of full or partial interests in rental properties	—	—	55,272	8,549
Impairment of depreciable rental properties	—	(14,785)	—	(173,590)
One-time adjustment to deferred taxes related to REIT conversion	—	(588,607)	—	(588,607)
FFO attributable to Forest City Realty Trust, Inc.	$80,378	$78,509	$241,733	$505,682
FFO Per Share - Diluted
Numerator (in thousands):
FFO attributable to Forest City Realty Trust, Inc.	$80,378	$78,509	$241,733	$505,682
If-Converted Method (adjustments for interest, net of tax for 2015):
5.000% Notes due 2016	—	8	—	415
4.250% Notes due 2018	778	1,005	3,806	5,646
3.625% Notes due 2020	363	646	2,006	3,754
FFO for per share data	$81,519	$80,168	$247,545	$515,497
Denominator:
Weighted average shares outstanding—Basic	258,725,549	257,682,590	258,509,970	237,559,598
Effect of stock options, restricted stock and performance shares	1,045,086	1,951,293	1,177,562	2,407,276
Effect of convertible debt	5,031,753	12,013,760	6,410,539	17,920,119
Effect of convertible 2006 Class A Common Units	1,940,788	1,940,788	1,940,788	2,667,712
Weighted average shares outstanding - Diluted	266,743,176	273,588,431	268,038,859	260,554,705
FFO Per Share - Diluted	$0.31	$0.29	$0.92	$1.98

(1)	The following table provides detail of depreciation and amortization:

	Three Months Ended December 31,		Years Ended December 31,
	2016	2015	2016	2015
	(in thousands)
Full Consolidation	$62,327	$72,546	$250,848	$252,925
Non-Real Estate	(779)	(1,055)	(3,114)	(4,500)
Real Estate Full Consolidation	61,548	71,491	247,734	248,425
Real Estate related to noncontrolling interest	(7,142)	(4,374)	(22,821)	(16,069)
Real Estate Unconsolidated	27,699	22,792	93,687	85,345
Real Estate Discontinued Operations	—	4,847	35	20,039
Real Estate at Company share	$82,105	$94,756	$318,635	$337,740

(2)	The following table provides detail of income tax expense (benefit):

	Three Months Ended December 31,		Years Ended December 31,
	2016	2015	2016	2015
	(in thousands)
Income tax expense (benefit) on FFO
Operating Earnings:
Current taxes	$1,466	$(6,367)	$5,711	$(4,637)
Deferred taxes	100	2,763	24,122	154,688
Total income tax expense (benefit) on FFO	1,566	(3,604)	29,833	150,051
Income tax expense (benefit) on non-FFO
Disposition of full or partial interests in rental properties:
Current taxes	$—	$(2,345)	$(4,351)	$5,975
Deferred taxes	—	2,345	59,623	2,574
Disposition of full or partial interests in rental properties	—	—	55,272	8,549
Impairment of depreciable rental properties - deferred taxes	—	(14,785)	—	(173,590)
One-time adjustment to deferred taxes related to REIT conversion	—	(588,607)	—	(588,607)
Total income tax expense (benefit) on non-FFO	—	(603,392)	55,272	(753,648)
Grand Total	$1,566	$(606,996)	$85,105	$(603,597)

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Operating Information

Reconciliation of FFO to Operating FFO

	Three Months Ended December 31,			Years Ended December 31,
	2016	2015	% Change	2016	2015	% Change
	(in thousands)			(in thousands)
FFO attributable to Forest City Realty Trust, Inc.	$80,378	$78,509		$241,733	$505,682
Impairment of non-depreciable real estate	—	—		307,630	17,691
Write-offs of abandoned development projects and demolition costs	601	3,640		10,659	19,609
Tax credit income	(3,101)	(4,287)		(12,126)	(14,807)
Loss on extinguishment of debt	3,930	3,133		33,863	65,103
Change in fair market value of nondesignated hedges	(1,849)	(791)		95	(4,850)
Interest rate swap breakage fee	24,635	—		24,635	—
(Gains) losses on change in control of interests	—	1,405		—	(486,279)
Net gain on disposition of interest in development project	—	—		(136,687)	—
Net gain on disposition of partial interest in other investment - Nets	—	—		(136,247)	—
Straight-line rent adjustments	(2,139)	(26)		(10,108)	(4,497)
Participation payments	73	1,002		73	1,013
Organizational transformation and termination benefits	9,215	22,627		31,708	48,125
Nets pre-tax FFO	—	2,325		1,400	40,760
Income tax expense (benefit) on FFO	1,566	(3,604)		29,833	150,051
Operating FFO attributable to Forest City Realty Trust, Inc.	$113,309	$103,933	9.0%	$386,461	$337,601	14.5%
If-Converted Method (adjustments for interest, pre-tax):
5.000% Notes due 2016	—	13		—	678
4.250% Notes due 2018	778	1,641		3,806	9,222
3.625% Notes due 2020	363	1,054		2,006	6,132
Operating FFO attributable to Forest City Realty Trust, Inc. (If-Converted)	$114,450	$106,641		$392,273	$353,633
Weighted average shares outstanding - Diluted	266,743,176	273,588,431		268,038,859	260,554,705

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Operating Information

Reconciliation of NOI to Operating FFO

	Three Months Ended December 31,		Years Ended December 31,
	2016	2015	2016	2015
	(in thousands)
NOI attributable to Forest City Realty Trust, Inc.	$156,543	$163,086	$622,190	$609,733
Land sales	24,068	29,575	45,629	73,951
Other land development revenues	3,063	2,680	9,507	8,005
Cost of land sales	(8,344)	(15,002)	(13,446)	(29,344)
Other land development expenses	(2,061)	(2,490)	(8,645)	(10,877)
Corporate general and administrative expenses	(10,904)	(13,199)	(62,683)	(51,974)
Interest and other income	14,312	9,814	47,173	37,413
Interest expense	(53,789)	(62,094)	(221,812)	(264,299)
Amortization of mortgage procurement costs	(2,004)	(2,741)	(8,680)	(10,600)
Non-real estate depreciation and amortization	(779)	(1,070)	(3,114)	(4,565)
Tax credit income	(3,101)	(4,287)	(12,126)	(14,807)
Change in fair market value of nondesignated hedges	(1,849)	(791)	95	(4,850)
Straight-line rent adjustments	(2,139)	(26)	(10,108)	(4,497)
Participation payments	73	1,002	73	1,013
Other	220	(524)	2,408	3,299
Operating FFO attributable to Forest City Realty Trust, Inc.	$113,309	$103,933	$386,461	$337,601

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Operating Information

Reconciliation of Net Earnings (Loss) to EBITDA

Three Months Ended December 31,	Years Ended December 31,
2016	2015	2016	2015
(in thousands)
Net earnings (loss) attributable to Forest City Realty Trust, Inc.	$1,825	$548,714	$(158,402)	$496,042
Depreciation and amortization	82,884	95,826	321,749	342,305
Interest expense (1)	53,789	62,094	221,812	264,299
Interest rate swap breakage fee	24,635	—	24,635	—
Amortization of mortgage procurement costs	2,004	2,741	8,680	10,600
Income tax expense	1,566	(606,996)	85,105	(603,597)
EBITDA attributable to Forest City Realty Trust, Inc.	$166,703	$102,379	$503,579	$509,649
Impairment of real estate	—	38,431	463,225	465,278
Net loss on extinguishment of debt	3,930	3,133	33,863	65,103
Net gain on disposition of interest in development project	—	—	(136,687)	—
Net gain on disposition of partial interest in other investment - Nets	—	—	(136,247)	—
Net gain on disposition of full or partial interests in rental properties	(3,552)	—	(129,367)	(22,039)
Gains on change in control of interests	—	1,405	—	(486,279)
Nets pre-tax EBITDA	—	2,325	1,400	40,760
Organizational transformation and termination benefits	9,215	22,627	31,708	48,125
Adjusted EBITDA attributable to Forest City Realty Trust, Inc.	$176,296	$170,300	$631,474	$620,597

As of December 31,	As of December 31,
2016	2015	2016	2015
(in thousands)
Nonrecourse mortgage debt and notes payable, net (2)	$5,063,175	$5,827,853	$5,063,175	$5,827,853
Nonrecourse mortgage debt, net, on assets held for sale (2)	—	134,223	—	134,223
Revolving credit facility	—	—	—	—
Term loan facility	333,268	—	333,268	—
Convertible senior debt, net (2)	112,181	267,235	112,181	267,235
Total debt	$5,508,624	$6,229,311	$5,508,624	$6,229,311
Less cash and equivalents	(221,478)	(309,949)	(221,478)	(309,949)
Less cash and equivalents on assets held for sale	—	(5,410)	—	(5,410)
Net Debt	$5,287,146	$5,913,952	$5,287,146	$5,913,952
Net Debt to Adjusted EBITDA (Annualized)	7.5	x	8.7	x	8.4	x	9.5	x

(1)	The following table provides detail of interest expense:

	Three Months Ended December 31,		Years Ended December 31,
	2016	2015	2016	2015
	(in thousands)
Full consolidation	$30,311	$37,481	$131,441	$157,166
Noncontrolling interest	(3,863)	(2,383)	(12,807)	(9,158)
Unconsolidated entities at Company share	27,341	22,079	101,440	97,430
Discontinued Operations at Company share	—	4,917	1,738	18,861
Company share	$53,789	$62,094	$221,812	$264,299

(2)
Balances as of December 31, 2015 have been recast to include unamortized mortgage procurement costs of $68,384, $6,237 and $3,771 in nonrecourse mortgage debt and notes payable, net, nonrecourse mortgage debt, net, on assets held for sale and convertible senior debt, net, respectively, to be consistent with presentation as of December 31, 2016.

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Operating Information

Operating FFO Bridge
Three Months Ended December 31, 2016 vs. Three Months Ended December 31, 2015
(in millions)
$135.0
$130.0
$125.0
$120.0
$115.0
$110.0
$105.0
$100.0
$103.9
12.1
6.2
3.2
3.1
2.2
1.5
(0.7)
(1.1)
(4.5)
(12.6)
$113.3
Three Months Ended Dec 31, 2015
Change in Other NOI/ Corporate G&A
Decreased Corporate/ mature portfolio interest
Interest on notes receivable
Other
Lease termination income
Stapleton land sales
New property openings
NOI on mature portfolio
Capitalized Interest
Property sales
Three Months Ended Dec 31, 2016

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Operating Information

Operating FFO Bridge
Year Ended December 31, 2016 vs. Year Ended December 31, 2015
(in millions)
$440.0
$420.0
$400.0
$380.0
$360.0
$340.0
$320.0
$300.0
$280.0
$337.6
24.3
19.5
18.4
16.8
8.8
4.8
1.7
(9.2)
(36.2)
$386.5
Year Ended Dec 31, 2015
Decreased Corporate/ mature portfolio interest
Change in Other NOI/ Corporate G&A
NOI on mature portfolio
New property openings and acquisitions
Interest on notes receivable
Other
Capitalized Interest
Stapleton land sales
Property sales
Year Ended Dec 31, 2016

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Operating Information

Office Lease Expirations as of December 31, 2016

Expiration Year	Number of Expiring Leases	Square Feet of Expiring Leases (1)	Percentage of Total Leased GLA	Contractual Rent Expiring (2)	Percentage of Total Contractual Rent	Average Contractual Rent Per Square Foot Expiring (1)
2017	63	507,787	5.37%	$17,301,943	4.27%	$35.69
2018	59	1,047,910	11.08	39,202,186	9.68	42.07
2019	49	835,629	8.84	34,989,868	8.64	43.94
2020	32	1,170,276	12.38	49,795,433	12.30	46.70
2021	49	916,037	9.69	33,682,793	8.32	43.19
2022	20	568,286	6.01	29,856,392	7.37	57.74
2023	15	406,462	4.30	29,369,284	7.25	73.28
2024	22	1,274,952	13.48	58,620,252	14.48	48.32
2025	9	427,608	4.52	13,597,484	3.36	37.10
2026	16	163,200	1.73	6,976,159	1.72	45.45
Thereafter	30	2,137,188	22.60	91,573,507	22.61	51.01
Total	364	9,455,335	100.00%	$404,965,301	100.00%	$47.55

(1)
Square feet of expiring leases and average contractual rent per square foot are operating statistics that represent 100% of the square footage and contractual rental income per square foot from expiring leases.

(2)
Contractual rent expiring is an operating statistic and is not comparable to rental revenue, a GAAP financial measure. The primary differences arise because contractual rent is calculated at the Company’s ownership share and excludes adjustments for the impacts of straight-line rent, amortization of intangible assets related to in-place leases, above and below market leases and overage rental payments (which are not reasonably estimable). Contractual rent per square foot includes base rent, common area maintenance and real estate taxes.

Office Lease Expirations
Percentage of Contractual Rent Expiring
As of December 31, 2016

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Operating Information

Significant Office Tenants as of December 31, 2016

(Based on contractual rent of 2% or greater at the Company’s ownership share)
Tenant	Leased Square Feet	Percentage of Total Office Square Feet
City of New York	1,094,786	11.58%
Takeda Pharmaceutical Company Limited	789,980	8.35
Anthem, Inc.	392,514	4.15
JP Morgan Chase & Co.	361,422	3.82
U.S. Government	318,401	3.37
Bank of New York Mellon Corp.	317,572	3.36
Johns Hopkins University	269,546	2.85
National Grid	259,561	2.75
Clearbridge Investments, LLC	201,028	2.13
Covington & Burling, LLP	160,565	1.70
Agios Pharmaceuticals, Inc.	146,034	1.54
Partners HealthCare	136,150	1.44
Seyfarth Shaw, LLP	96,909	1.02
Subtotal	4,544,468	48.06
Others	4,910,867	51.94
Total	9,455,335	100.00%

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Operating Information

Retail Lease Expirations as of December 31, 2016

Expiration Year	Number of Expiring Leases	Square Feet of Expiring Leases (1)	Percentage of Total Leased GLA	Contractual Rent Expiring (2)	Percentage of Total Contractual Rent	Average Contractual Rent Per Square Foot Expiring (1)
2017	255	753,930	7.87%	$25,430,827	11.07%	$64.70
2018	222	959,658	10.02	21,180,929	9.22	42.42
2019	212	1,138,492	11.88	24,344,735	10.59	41.60
2020	144	1,052,912	10.99	23,147,887	10.07	41.93
2021	146	1,039,509	10.85	26,773,160	11.65	47.73
2022	131	1,144,814	11.95	29,411,237	12.80	49.05
2023	80	646,609	6.75	18,440,826	8.03	46.10
2024	94	540,195	5.64	13,396,364	5.83	49.23
2025	119	609,642	6.36	15,165,283	6.60	49.89
2026	77	420,675	4.39	10,090,302	4.39	41.95
Thereafter	44	1,273,791	13.30	22,397,455	9.75	32.43
Total	1,524	9,580,227	100.00%	$229,779,005	100.00%	$45.15

(1)
Square feet of expiring leases and average contractual rent per square foot are operating statistics that represent 100% of the square footage and contractual rental income per square foot from expiring leases.

(2)
Contractual rent expiring is an operating statistic and is not comparable to rental revenue, a GAAP financial measure. The primary differences arise because contractual rent is calculated at the Company’s ownership share and excludes adjustments for the impacts of straight-line rent, amortization of intangible assets related to in-place leases, above and below market leases and overage rental payments (which are not reasonably estimable). Contractual rent per square foot includes base rent, fixed additional charges for marketing/promotional charges, common area maintenance and real estate taxes.

Retail Lease Expirations
Percentage of Contractual Rent Expiring
As of December 31, 2016

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Operating Information

Significant Retail Tenants as of December 31, 2016

(Based on contractual rent of 1% or greater at the Company’s ownership share)
Tenant	Primary DBA	Number of Leases	Leased Square Feet	Percentage of Total Retail Square Feet
Dick’s Sporting Goods, Inc.	Dick’s Sporting Goods	7	421,749	4.40%
Bass Pro Shops, Inc.	Bass Pro Outdoor World	2	364,500	3.81
Target Corporation	Target	2	362,498	3.78
Regal Entertainment Group	Regal Cinemas, Edwards Theatres, United Artists Theatres	4	297,461	3.11
The Gap, Inc.	Banana Republic, Gap, Old Navy, Athleta	23	292,088	3.05
AMC Entertainment, Inc.	AMC Theaters	3	260,886	2.72
The TJX Companies, Inc.	Marshalls, T.J. Maxx	7	230,552	2.41
H&M Hennes & Mauritz AB	H&M	11	219,638	2.29
Ahold USA	Stop & Shop	3	187,025	1.95
L Brands, Inc.	Bath and Body Works, Victoria’s Secret, Pink	28	186,214	1.94
Burlington	Burlington	2	155,624	1.63
Abercrombie & Fitch Co.	Abercrombie & Fitch, Hollister	17	120,231	1.26
Ascena Retail Group, Inc.	Ann Taylor, Loft, Lane Bryant, Justice	23	113,426	1.18
Costco Wholesale Corporation	Costco	1	110,074	1.15
Express, Inc.	Express	12	108,446	1.13
Best Buy Co., Inc.	Best Buy	4	104,220	1.09
Foot Locker, Inc.	FootLocker, Lady FootLocker, Kids FootLocker, FootAction USA, Champs Sports	22	86,936	0.91
American Eagle Outfitters, Inc.	American Eagle Outfitters, Aerie	12	69,895	0.73
Signet Jewelers	Kay Jewelers, Zales Jewelers, Piercing Pagoda, Jared The Galleria of Jewelry	25	36,716	0.38
Subtotal		208	3,728,179	38.92
Others		1,316	5,852,048	61.08
Total		1,524	9,580,227	100.00%

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Operating Information

Historical Trends

Through the implementation of our strategic plan, we approach our business by:

•	Focusing on core markets and products as we develop, own and operate a high-quality portfolio;

•	Driving operational excellence through all aspects of our company; and

•	Building a strong, sustaining capital structure, improved balance sheet and debt metrics.

The tables below illustrate our progress as we continue to implement our strategic plan. The financial and operating data presented is as reported in previous year-end supplemental packages. GAAP reconciliations for previous years can be found in prior supplemental packages furnished with the SEC and are available on our website at www.forestcity.net.

Development ratio is defined as total assets (less accumulated depreciation) divided by total projects under construction and development and land inventory. Total debt includes outstanding borrowings on our revolving credit facility, our term loan facility, convertible senior debt, net, nonrecourse mortgages and notes payable, net. All metrics are reflected at company share.

*
Represents data for the full year ended December 31, 2013, which is consistent with our calendar year-end adopted in 2013. As such, data for the year ended December 31, 2013 includes results for the month ended January 31, 2013, which was previously included in the financial results for the year ended January 31, 2013 in our supplemental package furnished with the SEC on March 27, 2013.

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Operating Information

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Operating Information

Development Pipeline
Projects Under Construction
December 31, 2016

						Cost at Completion (b)			Cost Incurred to Date (c)
		Anticipated	Legal				Cost at			Cost at
		Opening	Ownership		Company	Cost	Company		Cost	Company	No. of		Lease %
	Location	Date	(a)		% (a)	at 100%	Share		at 100%	Share	Units	GLA	(d)
						(in millions)
Projects Under Construction
Apartments:
Arizona State Retirement System Joint Venture:
Eliot on 4th	Washington, D.C.	Q1-17	25%		25%	$143.7	$38.6		$103.2	$28.8	365	5,000
Broadway and Hill	Los Angeles, CA	Q3-17	25%		25%	140.4	36.3		109.7	33.0	391	15,000
West Village II	Dallas, TX	Q1-18/Q2-18	25%		25%	122.1	31.3		38.7	11.8	389	4,250
						$406.2	$106.2		$251.6	$73.6	1,145	24,250
Greenland Joint Venture (e):
535 Carlton (f)	Brooklyn, NY	Q1-17/Q4-17	30%	(g)	30%	$168.1	$53.3		$156.4	$44.8	298	—
550 Vanderbilt (condominiums)	Brooklyn, NY	Q1-17/Q3-17	30%	(g)	30%	362.7	96.8		274.3	78.4	278	7,000
38 Sixth Ave	Brooklyn, NY	Q2-17/Q2-18	30%	(g)	30%	202.7	62.0		145.7	41.6	303	28,000
Pacific Park - Parking (h)	Brooklyn, NY	Q1-17/Q1-18	30%	(g)	30%	46.2	4.1		34.8	0.7	—	—
						779.7	216.2		611.2	165.5	879	35,000
Town Center Wrap	Denver, CO	Q2-17/Q4-17	95%		95%	93.1	88.4		40.1	38.2	399	7,000
Hudson Exchange	Jersey City, NJ	Q3-17/Q1-18	50%	(g)	50%	214.3	107.1		136.6	69.4	421	9,000
Ballston Quarter Residential	Arlington, VA	Q3-18/Q1-19	51%	(g)	51%	178.3	90.9		25.3	14.2	406	53,000
						$1,671.6	$608.8		$1,064.8	$360.9	3,250	128,250
Office:
The Bridge at Cornell Tech	Roosevelt Island, NY	Q2-17	100%		100%	164.1	164.1		110.5	110.5	—	235,000	43%
Retail:
The Yards - District Winery	Washington, D.C.	Q4-17	100%		100%	$10.6	$10.6		$6.5	$6.5	—	16,150	100%
Ballston Quarter Redevelopment	Arlington, VA	Q3-18	51%	(g)	51%	83.1	42.4		27.8	17.6	—	307,000	39%
						$93.7	$53.0		$34.3	$24.1	—	323,150
Total Projects Under Construction (i)						$1,929.4	$825.9		$1,209.6	$495.5

Estimated Initial Yield on Cost							5.6% - 6.1%	(j)
See footnotes on the following page.

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Operating Information

Development Pipeline
Property Openings
December 31, 2016

							Cost at Completion (b)
		Date	Legal				Cost	Cost at	No. of
	Location	Opened	Ownership (a)		Company % (a)		at 100%	Company Share	Units	GLA	Lease % (d)
							(in millions)
2016 Property Openings
Apartments:
461 Dean Street (k)	Brooklyn, NY	Q3-16/Q1-17	100%		100%		$195.6	$195.6	363	4,000	19%
The Bixby (k)	Washington, D.C.	Q3-16/Q1-17	25%	(g)	25%		59.2	11.8	195	—	56%
Kapolei Lofts	Kapolei, HI	Q3-15/Q3-16	100%		0%	(l)	149.5	0.0	499	—	55%
Arizona State Retirement System Joint Venture:
NorthxNorthwest (k)	Philadelphia, PA	Q4-16/Q1-17	25%		25%		$115.0	$28.9	286	—	9%
Blossom Plaza	Los Angeles, CA	Q2-16	25%		25%		100.6	25.9	237	19,000	79%
The Yards - Arris	Washington, D.C.	Q1-16	25%		25%		143.2	37.3	327	20,000	82%
							$358.8	$92.1	850	39,000

Aster Town Center North	Denver, CO	Q4-15/Q1-16	90%		90%		23.4	21.1	135	—	98%
							$786.5	$320.6	2,042	43,000
Office:
1812 Ashland Ave	Baltimore, MD	Q2-16	85%		100%		$61.2	$61.2	—	164,000	75%
300 Massachusetts Ave	Cambridge, MA	Q1-16	50%	(g)	50%		175.6	91.7	—	246,000	99%
							$236.8	$152.9	—	410,000
Total Property Openings							$1,023.3	$473.5

(a)	The Company invests in certain real estate projects through joint ventures and, at times, may provide funding at percentages that differ from the Company’s legal ownership.

(b)	Represents estimated project costs to achieve stabilization, at 100% and the Company’s share, respectively. Amounts exclude capitalized interest not allocated to the underlying joint venture.

(c)	Represents total capitalized project costs incurred to date, at 100% and the Company’s share, respectively, including all capitalized interest related to the development project.

(d)	Lease commitments as of February 20, 2017.

(e)
During 2016, the Company recorded an impairment of $299.3 million related to our equity method investment in the Greenland Joint Venture, of which $33.3 million was allocated to the under construction assets listed above. Costs at completion and incurred to date amounts at company share have been adjusted by this $33.3 million impairment.

(f)	In January 2017, the property received 51 of 298 tenant certificates of occupancy.

(g)
Reported under the equity method of accounting. This method represents a GAAP measure for investments in which the Company is not deemed to have control or to be the primary beneficiary of its investments in a VIE.

(h)	Expected to include 370 parking spaces.

(i)	Of the remaining project costs, the Company has undrawn construction loan commitments of $365.2 million at the company’s share ($756.7 million at 100%).

(j)
Range of estimated initial yield on cost for projects under construction is calculated using estimated company-share initial stabilized NOI divided by the company’s share of project cost per above, net of anticipated subsidies and other cost adjustments. 550 Vanderbilt (condominiums) has been excluded from estimated initial yield on cost.

(k)
As of December 31, 2016, these properties are open and have received partial tenant certificates of occupancy, 253 of 363 for 461 Dean Street, 127 of 195 for The Bixby and 162 of 286 for NorthxNorthwest as of December 31, 2016. The remaining tenant certificates of occupancy are expected to be received in Q1-17.

(l)
Kapolei Lofts is an apartment project on land leased to the Company. The Company consolidates the land lessor, who is entitled to a preferred return that currently exceeds anticipated operating cash flow of the project, and therefore, this project is reflected at 0% for company-share purposes.  In accordance with the waterfall provisions of the distribution Agreement, the Company expects to share in the net proceeds upon a sale of the project. The payments made under the lease are deemed a preferential return and allocated to noncontrolling interest.

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Operating Information

Development Pipeline
Projects Under Development
December 31, 2016

Below is a summary of our active large scale development projects which are crucial to our long-term growth. While we cannot make any assurances on the timing or delivery of these projects, we believe our track record speaks to our ability to bring large, complex projects to fruition when there is demand and available construction financing. The projects listed below represent company ownership costs of $180.7 million ($178.6 million at full consolidation) of Projects Under Development on our balance sheet and company ownership mortgage debt, net of $164.5 million ($9.9 million at full consolidation).

1)	Pacific Park Brooklyn - Brooklyn, NY
Pacific Park Brooklyn, a 22-acre mixed-use project, is located adjacent to the state-of-the-art arena, Barclays Center. At full build-out, Pacific Park Brooklyn is expected to feature more than 6,400 units of housing, including 2,250 affordable units, approximately 250,000 square feet of retail space, and more than 8 acres of landscaped open space. Projects currently under construction include 535 Carlton, a 100% affordable rental building with 298 apartment units, 550 Vanderbilt, a 278-unit condominium building, 38 Sixth Ave, a 303-unit, 100% affordable rental building and parking garages which are expected to include 370 parking spaces. Current completed project is 461 Dean Street, a 50% market-rate and 50% affordable rental building with 363 apartment units. During the three months ended September 30, 2016, we recorded an impairment of $299.3 million ($266.0 million and $33.3 million allocated to our projects under development and projects under construction, respectively) related to this project.

2)	The Yards - Washington, D.C.
The Yards is a 48-acre mixed-use project, located in the neighborhood of the Washington Nationals baseball park in the Capitol Riverfront District. At full build-out, the project is expected to include up to 3,400 apartment units, 1.8 million square feet of office space and approximately 400,000 square feet of retail and dining space. The Yards features a 5.5-acre publicly funded public park that is a gathering place and recreational focus for the community. Current completed projects include a 170-unit apartment building, Foundry Lofts; two retail centers: Boilermaker Shops and Lumber Shed, with 40,000 and 31,000 square feet, respectively; and two mixed-use properties, Twelve12 with 218 apartment units and 88,000 square feet of retail space and Arris with 327 apartment units and 19,000 square feet of retail space. Currently under construction is the District Winery, a 16,150 square-foot retail building, which is 100% leased to a single tenant.

3)	The Science + Technology Park at Johns Hopkins - Baltimore, MD
The Science + Technology Park at Johns Hopkins is a 31-acre center for collaborative research directly adjacent to the world-renowned Johns Hopkins medical and research complex. Plans call for 1.1 million square feet in five buildings, with future phases able to support additional expansion. Current completed projects include a 164,000 square-foot office building, 1812 Ashland Ave, the 279,000 square-foot 855 North Wolfe Street, a 492,000 square-foot parking garage for Johns Hopkins and a 234,000 square-foot commercial building developed on a fee basis which is fully leased by the Department of Health & Mental Hygiene.
4) Waterfront Station - Washington, D.C.
Located in Southwest Washington, D.C., Waterfront Station is adjacent to the Waterfront MetroRail station. Waterfront Station is expected to include 660,000 square feet of office space, 365 apartment units and 40,000 square feet of retail stores and restaurants. Currently under construction is a 365-unit apartment building, Eliot on 4th.
5) Pier 70 - San Francisco, CA
Pier 70 is a former shipyard on San Francisco’s eastern waterfront. Our master development area of 28 acres is a mixed-use project, which is expected to include 3.2 million total square feet, consisting of 900,000 to 1.8 million square feet of office space, approximately 350,000 square feet of traditional retail, local production, and cultural/community uses, 1,000 to 2,000 apartment units, approximately 2,000 parking spaces and 7 acres of waterfront parks.
6) 5M - San Francisco, CA
5M is a mixed-use project on approximately 4 acres in downtown San Francisco. 5M is expected to include approximately 800,000 square feet of commercial uses and 690 apartment units. The project will retain three existing historic buildings, including the iconic San Francisco Chronicle building and would create significant new open spaces for the neighborhood. The project is designed to house a dynamic ground-floor mix featuring local retail and arts, cultural and community uses for a total of approximately 1.7 million square feet of development.

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Operating Information

Development Pipeline
Land Inventory

Land inventory represents undeveloped land parcels we currently do not intend to hold for future vertical development. A summary of our land inventory follows:
Stapleton
Stapleton, a 90% owned entity, represents one of the nation’s largest urban redevelopments. At full build-out of 4,700 acres or 7.5 square miles, Stapleton is planned for more than 12,000 homes and apartments, 3 million square feet of retail and 10 million square feet of office/research and development/industrial space. Located 10 minutes east of Downtown Denver and 20 minutes from Denver International Airport, Stapleton is expected to be home to 30,000 residents and 35,000 workers when complete. As of December 31, 2016, we own 364 gross acres, of which 128 acres are saleable. We also have an option to purchase an additional 536 gross acres at Stapleton.
Commercial Outlots
Commercial outlots are primarily undeveloped parcels of land adjacent to our retail assets throughout the United States. These parcels are sold to third party operators that benefit from being in close proximity to the existing retail asset. Typically, these outlots have zoning and entitlements consistent with our retail asset. Also included in commercial outlots is Las Vegas Land, a 7.4-acre parcel of undeveloped land located in downtown Las Vegas, NV adjacent to the City Hall.

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Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Financial Information

Common Stock Data (NYSE: FCE A and FCE B)
The following summarizes information related to the Company’s Class A and Class B common stock based on information reported by the New York Stock Exchange:

	Quarter Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Class A Common Stock
Closing Price, end of period	$20.84	$23.13	$22.31	$21.09	$21.93
High Sales Price	$23.08	$24.22	$23.56	$22.22	$23.73
Low Sales Price	$17.79	$22.24	$20.50	$16.44	$20.12
Average Sales Price	$20.29	$23.35	$21.77	$19.64	$21.76
Total Volume	114,234,232	74,328,684	60,999,364	147,110,090	66,703,892
Average Volume	1,813,242	1,161,386	953,115	2,411,641	1,042,248
Common shares outstanding, end of period	239,937,796	239,926,928	239,891,378	239,592,160	238,949,141
Class B Common Stock
Closing Price, end of period	$26.93	$23.11	$22.19	$21.10	$21.87
High Sales Price	$28.41	$24.84	$23.20	$22.50	$23.82
Low Sales Price	$18.00	$22.29	$20.60	$16.59	$19.97
Average Sales Price	$22.21	$23.47	$21.80	$19.65	$22.07
Total Volume	211,574	73,494	61,451	51,192	43,101
Average Volume	3,358	1,148	960	839	673
Common shares outstanding, end of period	18,788,169	18,788,169	18,788,287	18,792,687	18,805,285
Common Equity Market Capitalization	$5,506,269,060	$5,983,704,430	$5,768,888,732	$5,449,524,350	$5,651,426,245
Quarterly dividends declared and paid per Class A and Class B common share	$0.06	$0.06	$0.06	$0.06	$—
Special, one-time distribution declared and paid per Class A and Class B common share (1)	$—	$—	$—	$0.10	$—

(1)	To satisfy our estimated cumulative positive Earnings and Profit dividend of our predecessor, Forest City Enterprises, Inc., as a result of our conversion to REIT status.

Financial Covenants
Our revolving credit facility and term loan facility contain certain restrictive financial covenants. A summary of the key financial covenants as defined in the agreement, all of which we are compliant with at December 31, 2016, follows:

	Requirement Per Agreement	As of December 31, 2016		As of September 30, 2016		As of June 30, 2016		As of March 31, 2016
Credit Facility Financial Covenants
Maximum Total Leverage Ratio	≤65%	49.45%		50.96%		49.27%		49.66%
Maximum Secured Leverage Ratio	≤55%	45.49%		51.08%		49.52%		49.28%
Maximum Secured Recourse Leverage Ratio	≤15%	0.00%		0.00%		0.00%		0.00%
Maximum Unsecured Leverage Ratio	≤60%	19.86%		0.00%		0.00%		0.00%
Minimum Fixed Charge Coverage Ratio	≥1.50x	1.95	x	1.74	x	1.85	x	1.87	x
Minimum Unencumbered Interest Coverage Ratio	≥1.50x	10.07	x	4.72	x	3.99	x	2.94	x

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Financial Information

Nonrecourse Debt Maturities Table (dollars in thousands)
As of December 31, 2016

	Year Ending December 31, 2017				Year Ending December 31, 2018
	Full Consolidation	Noncontrolling Interest	Company Share of Unconsolidated Entities	Company Share	Full Consolidation	Noncontrolling Interest	Company Share of Unconsolidated Entities	Company Share
Fixed:
Fixed-rate debt	$209,600	$11,943	$142,660	$340,317	$209,630	$7,828	$252,809	$454,611
Weighted average rate	6.01%	5.97%	5.36%	5.74%	4.53%	3.55%	4.99%	4.80%
Variable:
Variable-rate debt	44,725	4,805	2,368	42,288	140,862	105,238	239,808	275,432
Weighted average rate	3.36%	3.40%	3.64%	3.37%	3.24%	2.99%	4.66%	4.57%

Tax-Exempt	—	—	24,700	24,700	80,511	1,616	53,040	131,935
Weighted average rate	—	—	1.62%	1.62%	1.71%	1.59%	2.72%	2.12%
Total variable-rate debt	44,725	4,805	27,068	66,988	221,373	106,854	292,848	407,367
Total Nonrecourse Debt	$254,325	$16,748	$169,728	$407,305	$431,003	$114,682	$545,657	$861,978
Weighted Average Rate	5.54%	5.23%	4.79%	5.24%	3.58%	3.01%	4.62%	4.32%

	Year Ending December 31, 2019				Year Ending December 31, 2020
	Full Consolidation	Noncontrolling Interest	Company Share of Unconsolidated Entities	Company Share	Full Consolidation	Noncontrolling Interest	Company Share of Unconsolidated Entities	Company Share
Fixed:
Fixed-rate debt	$112,282	$4,464	$42,784	$150,602	$161,972	$23,838	$155,108	$293,242
Weighted average rate	4.02%	4.18%	5.69%	4.49%	5.03%	4.35%	4.87%	5.00%
Variable:
Variable-rate debt	320,565	112,752	99,130	306,943	38,708	—	741	39,449
Weighted average rate	2.62%	2.38%	4.31%	3.25%	3.12%	—	2.22%	3.11%

Tax-Exempt	8,500	—	20,000	28,500	—	—	—	—
Weighted average rate	3.70%	—	1.61%	2.23%	—	—	—	—
Total variable-rate debt	329,065	112,752	119,130	335,443	38,708	—	741	39,449
Total Nonrecourse Debt	$441,347	$117,216	$161,914	$486,045	$200,680	$23,838	$155,849	$332,691
Weighted Average Rate	3.00%	2.45%	4.34%	3.58%	4.66%	4.35%	4.86%	4.78%

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Financial Information

Scheduled Maturities Table: Nonrecourse Debt (dollars in thousands) (continued)
As of December 31, 2016

	Year Ending December 31, 2021				Thereafter
	Full Consolidation	Noncontrolling Interest	Company Share of Unconsolidated Entities	Company Share	Full Consolidation	Noncontrolling Interest	Company Share of Unconsolidated Entities	Company Share
Fixed:
Fixed-rate debt	$171,980	$5,068	$61,080	$227,992	$1,092,941	$92,534	$1,289,173	$2,289,580
Weighted average rate	4.66%	3.44%	4.77%	4.72%	4.01%	4.35%	4.05%	4.02%
Variable:
Variable-rate debt	24,012	—	600	24,612	21,398	—	900	22,298
Weighted average rate	4.67%	—	1.65%	4.60%	3.43%	—	1.65%	3.36%

Tax-Exempt	—	—	—	—	520,513	146,994	94,674	468,193
Weighted average rate	—	—	—	—	1.65%	1.59%	2.00%	1.74%
Total variable-rate debt	24,012	—	600	24,612	541,911	146,994	95,574	490,491
Total Nonrecourse Debt	$195,992	$5,068	$61,680	$252,604	$1,634,852	$239,528	$1,384,747	$2,780,071
Weighted Average Rate	4.66%	3.44%	4.74%	4.70%	3.25%	2.66%	3.91%	3.63%

	Total
	Full Consolidation	Noncontrolling Interest	Company Share of Unconsolidated Entities	Company Share
Fixed:
Fixed-rate debt	$1,958,405	$145,675	$1,943,614	$3,756,344
Weighted average rate	4.42%	4.40%	4.39%	4.41%
Variable:
Variable-rate debt	590,270	222,795	343,547	711,022
Weighted average rate	2.97%	2.69%	4.53%	3.81%

Tax-Exempt	609,524	148,610	192,414	653,328
Weighted average rate	1.68%	1.59%	2.11%	1.83%
Total variable-rate debt	1,199,794	371,405	535,961	1,364,350
Total Nonrecourse Debt	$3,158,199	$517,080	$2,479,575	$5,120,694
Net unamortized mortgage procurement costs	(37,366)	(8,753)	(28,906)	$(57,519)
Total Nonrecourse Debt, net	$3,120,833	$508,327	$2,450,669	$5,063,175
Weighted Average Rate	3.62%	2.86%	4.24%	4.00%

Real Estate Operating Portfolio as of December 31, 2016 - Office Segment

Property Count	Name	Date of Opening/ Acquisition/ Expansion	Legal Ownership (1)	Company Ownership (2)	Consolidated (C) Unconsolidated (U)	Location	Major Tenants	Gross Leasable Area	Gross Leasable Area at Company %	Nonrecourse Debt Company Ownership (3) (in thousands)
	Life Science
	University Park at MIT
1	26 Landsdowne Street	1987	100%	100%	C	Cambridge, MA	Ariad Pharmaceuticals, Inc.	100,000	100,000	$27,954
2	35 Landsdowne Street	2002	100%	100%	C	Cambridge, MA	Millennium Pharmaceuticals	202,000	202,000	63,107
3	350 Massachusetts Ave	1998	50%	50%	U	Cambridge, MA	Millennium Pharmaceuticals; Star Market	169,000	85,000	22,410
4	38 Sidney Street	1989	50%	50%	U	Cambridge, MA	Sanofi Pasteur Biologics; Blueprint Medicines Corp.	122,000	61,000	23,948
5	40 Landsdowne Street	2003	100%	100%	C	Cambridge, MA	Millennium Pharmaceuticals	215,000	215,000	64,893
6	45/75 Sidney Street	1999	100%	100%	C	Cambridge, MA	Novartis; Takeda Vaccines	277,000	277,000	85,886
7	64 Sidney Street	1990	100%	100%	C	Cambridge, MA	Vericel Corporation; Novartis	126,000	126,000	50,706
8	65 Landsdowne Street	2001	100%	100%	C	Cambridge, MA	Partners HealthCare System	122,000	122,000	63,909
9	88 Sidney Street	2002	100%	100%	C	Cambridge, MA	Agios Pharmaceuticals	146,000	146,000	36,513
10	Johns Hopkins - 855 North Wolfe Street	2008	84%	99%	C	Baltimore, MD	Johns Hopkins; Brain Institute; Howard Hughes Institute; Lieber Institute	279,000	276,000	64,842
11	University of Pennsylvania	2004	100%	100%	C	Philadelphia, PA	University of Pennsylvania	122,000	122,000	38,848
	Illinois Science and Technology Park (Sold January 2017)
12	4901 Searle	2006	100%	100%	C	Skokie, IL	Northshore University Health System	204,000	204,000	19,945
13	4930 Oakton	2006	100%	100%	C	Skokie, IL	Leasing in progress	40,000	40,000	—
14	8025 Lamon	2006	100%	100%	C	Skokie, IL	Vetter Development Services; Charles River Laboratories	130,000	130,000	13,868
15	8045 Lamon	2007	100%	100%	C	Skokie, IL	Astellas; Polyera; Fresenius Kabi USA, LLC; LanzaTech Inc.	159,000	159,000	17,156
	Life Science Total							2,413,000	2,265,000	$593,985
	New York
16	New York Times	2007	100%	100%	C	Manhattan, NY	ClearBridge Advisors, LLC, a Legg Mason Co.; Covington & Burling; Osler Hoskin & Harcourt; Seyfarth Shaw	735,000	735,000	$—
17	Harlem Office	2003	100%	100%	C	Manhattan, NY	Office of General Services-Temporary Disability & Assistance; State Liquor Authority	147,000	147,000	—
18	Atlantic Terminal Office	2004	100%	100%	C	Brooklyn, NY	Bank of New York; HSBC	400,000	400,000	102,232

Real Estate Operating Portfolio as of December 31, 2016 - Office Segment (continued)

Property Count	Name	Date of Opening/ Acquisition/ Expansion	Legal Ownership (1)	Company Ownership (2)	Consolidated (C) Unconsolidated (U)	Location	Major Tenants	Gross Leasable Area	Gross Leasable Area at Company %	Nonrecourse Debt Company Ownership (3) (in thousands)
	New York (continued)
	MetroTech Campus
19	One MetroTech Center	1991	83%	83%	C	Brooklyn, NY	JP Morgan Chase; National Grid	903,000	745,000	$—
20	Two MetroTech Center	1990	83%	83%	C	Brooklyn, NY	City of New York - Board of Education; City of New York - DoITT; Internal Revenue Service; NYU	517,000	427,000	57,834
21	Nine MetroTech Center	1997	85%	85%	C	Brooklyn, NY	City of New York - Fire Department	317,000	269,000	48,116
22	Eleven MetroTech Center	1995	85%	85%	C	Brooklyn, NY	City of New York - DoITT; E-911	216,000	184,000	51,728
23	Twelve MetroTech Center	2004	100%	100%	C	Brooklyn, NY	National Union Fire Insurance Co.	177,000	177,000	—
24	Fifteen MetroTech Center	2003	95%	95%	C	Brooklyn, NY	Wellpoint, Inc.; City of New York - HRA	649,000	617,000	150,361
25	One Pierrepont Plaza	1988	100%	100%	C	Brooklyn, NY	Morgan Stanley; Mt. Sinai School of Medicine; G.S.A.	762,000	762,000	—
	New York Total							4,823,000	4,463,000	$410,271
	Other Office
26	Ballston Common Office Center	2005	100%	100%	C	Arlington, VA	US Coast Guard	176,000	176,000	$—
27	Edgeworth Building	2006	100%	100%	C	Richmond, VA	Hirschler Fleischer; Ernst & Young; Rummel, Klepper & Kahl	139,000	139,000	19,564
28	Enterprise Place	1998	50%	50%	U	Beachwood, OH	University of Phoenix; Advance Payroll; PS Executive Centers; Retina Assoc. of Cleveland	131,000	66,000	5,036
29	Glen Forest Office Park	2007	100%	100%	C	Richmond, VA	The Brinks Co.; Bon Secours Virginia HealthSource; CAPTECH Ventures	563,000	563,000	59,025
30	Fidelity Investments	2008/2009	80%	80%	C	Albuquerque, NM	Fidelity Investments	210,000	168,000	12,102
31	Post Office Plaza	1990	100%	100%	C	Cleveland, OH	Chase Home Finance, LLC; Squire Patton Boggs, LLP	477,000	477,000	13,565
32	Signature Square I	1986	50%	50%	U	Beachwood, OH	Ciuni & Panichi; Liberty Bank	79,000	40,000	3,299
33	Signature Square II	1989	50%	50%	U	Beachwood, OH	Pro Ed Communications; Goldberg Co.; Resilience Management	82,000	41,000	3,208
	Station Square
34	Commerce Court	2007	100%	100%	C	Pittsburgh, PA	US Bank; Wesco Distributors; Cardworks Services; Marc USA	375,000	375,000	23,097
35	Landmark Building	1994/2002	100%	100%	C	Pittsburgh, PA	Innovu; Grand Concourse Restaurant	84,000	84,000	25,569
36	Westfield San Francisco Centre - Emporium Office	2006	50%	50%	U	San Francisco, CA	San Francisco State University; Cruncyroll Inc.; TRUSTe, Inc.	242,000	121,000	54,508
	Other Office Total							2,558,000	2,250,000	$218,973
	Total Office Buildings at December 31, 2016							9,794,000	8,978,000	$1,223,229
	Total Office Buildings at December 31, 2015							10,454,000	9,633,000	$1,885,593
	Consolidated Office Buildings Total							8,969,000	8,564,000	$1,110,820
	Unconsolidated Office Buildings Total							825,000	414,000	112,409
	Total Office Buildings							9,794,000	8,978,000	$1,223,229

Real Estate Operating Portfolio as of December 31, 2016 - Retail Segment

Property Count	Name	Date of Opening/ Acquisition/ Expansion	Legal Ownership (1)	Company Ownership (2)	Consolidated (C) Unconsolidated (U)	Location	Major Tenants/Anchors	Total Square Feet	Total Square Feet at Company %	Gross Leasable Area	Gross Leasable Area at Company %	Nonrecourse Debt, Net Company Ownership(3) (in thousands)
	Regional Malls
1	Antelope Valley Mall	1990/1999/ 2014/2015	51%	51%	U	Palmdale, CA	Macy’s; Sears; JCPenney; Dillard’s; Forever 21; Cinemark Theatre; Dick’s Sporting Goods	1,184,000	604,000	653,000	333,000	$44,179
2	Boulevard Mall	1996/2000/2015	100%	100%	C	Amherst, NY	JCPenney; Macy’s; Sears; Michael’s; Dick’s Sporting Goods	962,000	962,000	385,000	385,000	92,218
3	Charleston Town Center	1983	26%	26%	U	Charleston, WV	Macy’s; JCPenney; Sears; Brickstreet Insurance	892,000	227,000	347,000	88,000	25,295
4	Galleria at Sunset	1996/2002/2015	51%	51%	U	Henderson, NV	Dillard’s; Macy’s; JCPenney; Dick’s Sporting Goods; Kohl’s	1,599,000	815,000	444,000	226,000	70,600
5	Mall at Robinson	2001	51%	51%	U	Pittsburgh, PA	Macy’s; Sears; JCPenney; Dick’s Sporting Goods	900,000	459,000	383,000	195,000	36,140
6	Promenade Temecula	1999/2002/2009	51%	51%	U	Temecula, CA	JCPenney; Sears; Macy’s; Edwards Cinema	1,279,000	652,000	544,000	277,000	94,100
7	Shops at Northfield Stapleton	2005/2006	100%	100%	C	Denver, CO	Bass Pro Shops; Target; Harkins Theatre; JCPenney; Macy’s	1,125,000	1,125,000	672,000	672,000	—
8	Shops at Wiregrass	2008	51%	51%	U	Tampa, FL	JCPenney; Dillard’s; Macy’s; Barnes & Noble	747,000	381,000	358,000	183,000	41,698
9	Short Pump Town Center	2003/2005	34%	34%	U	Richmond, VA	Nordstrom; Macy’s; Dillard’s; Dick’s Sporting Goods	1,341,000	456,000	717,000	244,000	64,237
10	South Bay Galleria	1985/2001/2014	51%	51%	U	Redondo Beach, CA	Macy’s; Kohl’s; AMC Theatres	960,000	490,000	477,000	243,000	45,497
11	Victoria Gardens	2004/2007	51%	51%	U	Rancho Cucamonga, CA	Bass Pro Shops; Macy’s; JCPenney; AMC Theatres	1,403,000	716,000	862,000	440,000	132,438
12	Westchester’s Ridge Hill	2011/2012	49%	49%	U	Yonkers, NY	Lord & Taylor; WESTMED Medical Group; Apple; LA Fitness; Whole Foods; Dick’s Sporting Goods; National Amusements’ Cinema de Lux; Legoland; Lowe’s (2017 opening)	1,271,000	623,000	1,271,000	623,000	154,368
13	Westfield San Francisco Centre	2006	50%	50%	U	San Francisco, CA	Nordstrom; Bloomingdale’s; Century Theatres	1,184,000	592,000	533,000	267,000	223,839
	Regional Malls Total							14,847,000	8,102,000	7,646,000	4,176,000	$1,024,609

Real Estate Operating Portfolio as of December 31, 2016 - Retail Segment (continued)

Property Count	Name	Date of Opening/ Acquisition/ Expansion	Legal Ownership (1)	Company Ownership (2)	Consolidated (C) Unconsolidated (U)	Location	Major Tenants/Anchors	Total Square Feet	Total Square Feet at Company %	Gross Leasable Area	Gross Leasable Area at Company %	Nonrecourse Debt, Net Company Ownership(3) (in thousands)
	Specialty Retail Centers
14	42nd Street	1999	51%	51%	U	Manhattan, NY	AMC Theatres; Madame Tussaud’s Wax Museum; Dave & Buster’s; Ripley’s Believe It or Not!; Modell’s	312,000	159,000	312,000	159,000	$38,677
15	Atlantic Center	1996	51%	51%	U	Brooklyn, NY	Stop & Shop; Old Navy; Marshall’s; NYC - Dept of Motor Vehicles; Best Buy; Burlington Coat Factory	394,000	201,000	394,000	201,000	41,045
16	Atlantic Terminal Mall	2004	51%	51%	U	Brooklyn, NY	Target; Designer Shoe Warehouse; Uniqlo; Chuck E. Cheese’s; Guitar Center	371,000	189,000	371,000	189,000	50,348
17	Brooklyn Commons	2004	100%	100%	C	Brooklyn, NY	Lowe’s	151,000	151,000	151,000	151,000	18,042
18	Castle Center	2000	51%	51%	U	Bronx, NY	Stop & Shop	63,000	32,000	63,000	32,000	5,080
19	Columbia Park Center	1999	38%	38%	U	North Bergen, NJ	Shop Rite; Old Navy; LA Fitness; Shopper’s World; Phoenix Theatres; Big Lots	347,000	133,000	347,000	133,000	27,148
20	East River Plaza	2009/2010	50%	50%	U	Manhattan, NY	Costco; Target; Old Navy; Marshall’s; PetSmart; Bob’s Furniture; Aldi; Burlington Coat Factory	523,000	262,000	523,000	262,000	129,891
21	Forest Avenue	2000	51%	51%	U	Staten Island, NY	United Artists Theatres	70,000	36,000	70,000	36,000	2,587
22	Harlem Center	2002	51%	51%	U	Manhattan, NY	Marshall’s; CVS/Pharmacy; Staples; H&M	126,000	64,000	126,000	64,000	24,565
23	Queens Place	2001	51%	51%	U	Queens, NY	Target; Best Buy; Designer Shoe Warehouse; Macy’s Furniture; Macy’s Backstage	455,000	232,000	222,000	113,000	40,091
24	Shops at Atlantic Center Site V	1998	100%	100%	C	Brooklyn, NY	Modell’s; PC Richard & Son	47,000	47,000	17,000	17,000	—
25	Shops at Bruckner Boulevard (Sold January 2017)	1996	51%	51%	U	Bronx, NY	Conway; Old Navy; Marshall’s	116,000	59,000	116,000	59,000	6,336
26	Shops at Gun Hill Road	1997	51%	51%	U	Bronx, NY	Home Depot; Chuck E. Cheese’s	147,000	75,000	147,000	75,000	9,862
27	Shops at Northern Boulevard	1997	51%	51%	U	Queens, NY	Stop & Shop; Marshall’s; Old Navy; Guitar Center; Raymour & Flanigan Furniture	218,000	111,000	218,000	111,000	18,453
28	Shops at Richmond Avenue	1998	51%	51%	U	Staten Island, NY	Staples; Dick’s Sporting Goods	76,000	39,000	76,000	39,000	9,713
29	Station Square	1994/2002	100%	100%	C	Pittsburgh, PA	Hard Rock Café; Buca di Beppo; Texas de Brazil; Pittsburgh Riverhounds	153,000	153,000	153,000	153,000	7,668
30	The Heights	2000	51%	51%	U	Brooklyn, NY	United Artists Theatres; Barnes & Noble	102,000	52,000	102,000	52,000	14,588

Real Estate Operating Portfolio as of December 31, 2016 - Retail Segment (continued)

Property Count	Name	Date of Opening/ Acquisition/ Expansion	Legal Ownership (1)	Company Ownership (2)	Consolidated (C) Unconsolidated (U)	Location	Major Tenants/Anchors	Total Square Feet	Total Square Feet at Company %	Gross Leasable Area	Gross Leasable Area at Company %	Nonrecourse Debt, Net Company Ownership(3) (in thousands)
	Specialty Retail Centers (continued)
	The Yards
31	Boilermaker Shops	2012	100%	100%	C	Washington, D.C.	Willie’s Brew & Que; Bluejacket Brewery	40,000	40,000	40,000	40,000	$11,247
32	Lumber Shed	2013	100%	100%	C	Washington, D.C.	FC Washington; Osteria Morini; Agua 301	31,000	31,000	31,000	31,000	9,815
	Other				C/U			—	—	—	—	17,770
	Specialty Retail Centers Total							3,742,000	2,066,000	3,479,000	1,917,000	$482,926
	Total Retail Centers at December 31, 2016							18,589,000	10,168,000	11,125,000	6,093,000	$1,507,535
	Total Retail Centers at December 31, 2015							19,109,000	11,660,000	11,646,000	7,395,000	$1,752,178

	Consolidated Retail Centers Total							2,509,000	2,509,000	1,449,000	1,449,000	$139,770
	Unconsolidated Retail Centers Total							16,080,000	7,659,000	9,676,000	4,644,000	1,367,765
	Total Retail Centers							18,589,000	10,168,000	11,125,000	6,093,000	$1,507,535

Real Estate Operating Portfolio as of December 31, 2016 - Apartment Segment

Property Count	Name	Date of Opening/ Acquisition/ Expansion	Legal Ownership (1)	Company Ownership (2)	Consolidated (C) Unconsolidated (U)	Location	Leasable Units (4)	Leasable Units at Company % (4)		Nonrecourse Debt Company Ownership (3) (in thousands)
	Core Market Apartment Communities
	Greater New York City
1	8 Spruce Street	2011/2012	26%	26%	U	Manhattan, NY	899	234		$140,420
2	500 Sterling Place	2015	100%	100%	C	Brooklyn, NY	77	77		33,598
3	DKLB BKLN	2009/2010	51%	51%	U	Brooklyn, NY	365	186		51,384
4	Queenswood	1990	94%	94%	C	Corona, NY	296	278		26,285
5	Worth Street	2003	50%	50%	U	Manhattan, NY	331	166		46,620
							1,968	941		$298,307
	Boston
6	100 (100 Landsdowne)	2005	100%	100%	C	Cambridge, MA	203	203		$44,068
7	91 Sidney	2002	100%	100%	C	Cambridge, MA	135	135		28,621
8	KBL	1990	3%	100%	C	Cambridge, MA	142	142		15,581
9	Loft 23	2005	100%	100%	C	Cambridge, MA	51	51		5,738
10	Radian	2014	50%	50%	U	Boston, MA	240	120		39,956
							771	651		$133,964
	Greater Washington D.C.
11	American Cigar Lofts	2000	100%	100%	C	Richmond, VA	174	174		$11,396
12	Cameron Kinney Lofts	2007	100%	100%	C	Richmond, VA	259	259		—
13	Consolidated Carolina Lofts	2003	100%	100%	C	Richmond, VA	166	166		20,785
14	Cutter’s Ridge	2006	100%	100%	C	Richmond, VA	12	12		—
15	Grand	1999	43%	43%	U	North Bethesda, MD	552	236		40,703
16	Lucky Strike Lofts	2008	100%	100%	C	Richmond, VA	131	131		16,845
17	Lenox Club	1991	48%	48%	U	Arlington, VA	386	183		22,745
18	Lenox Park	1992	48%	48%	U	Silver Spring, MD	407	193		24,402
	The Yards
19	Foundry Lofts	2011	80%	100%	C	Washington, D.C.	170	170		47,148
20	Twelve12 (5)	2014	80%	100%	C	Washington, D.C.	218	218		67,367
							2,475	1,742		$251,391
	Los Angeles
21	Metro 417	2005	100%	100%	C	Los Angeles, CA	277	277		$45,740
22	The Met	1989	100%	100%	C	Los Angeles, CA	270	270		38,605
							547	547		$84,345
	Greater San Francisco
23	2175 Market Street	2014	25%	25%	C	San Francisco, CA	88	22		$7,444
24	Bayside Village	1988-1989	50%	50%	C	San Francisco, CA	862	431		73,603
25	Presidio Landmark	2010	100%	100%	C	San Francisco, CA	161	161		42,786
26	The Uptown	2008	25%	25%	C	Oakland, CA	665	268	(6)	31,849
							1,776	882		$155,682

Real Estate Operating Portfolio as of December 31, 2016 - Apartment Segment (continued)

Property Count	Name	Date of Opening/ Acquisition/ Expansion	Legal Ownership (1)	Company Ownership (2)	Consolidated (C) Unconsolidated (U)	Location	Leasable Units (4)	Leasable Units at Company % (4)	Nonrecourse Debt Company Ownership (3) (in thousands)
	Core Market Apartment Communities (continued)
	Chicago
27	1251 South Michigan	2006	1%	100%	C	Chicago, IL	91	91	$9,495
28	Pavilion	1992	95%	95%	C	Chicago, IL	1,114	1,058	46,145
29	Sky55	2006	100%	100%	C	Chicago, IL	411	411	67,812
							1,616	1,560	$123,452
	Philadelphia
30	Drake Tower	1998	95%	95%	C	Philadelphia, PA	284	270	$24,193
31	Lofts at 1835 Arch	2001	95%	95%	C	Philadelphia, PA	191	182	35,546
32	Museum Towers	1997	33%	33%	C	Philadelphia, PA	286	95	9,729
33	One Franklin Town	1988	100%	100%	C	Philadelphia, PA	335	335	54,820
							1,096	882	$124,288
	Denver
	Stapleton
34	Aster Conservatory Green	2013-2014	45%	90%	C	Denver, CO	352	317	$32,200
35	Botanica Eastbridge	2012	90%	90%	C	Denver, CO	118	106	11,537
36	The Aster Town Center	2012	90%	90%	C	Denver, CO	85	77	7,438
37	Town Center (7)	2004/2007	90%	90%	C	Denver, CO	298	268	32,289
							853	768	$83,464
	Dallas
38	3700M	2014	25%	25%	U	Dallas, TX	381	95	$15,883
39	Mercantile Place on Main	2008	100%	100%	C	Dallas, TX	366	366	34,699
40	The Continental	2013	90%	100%	C	Dallas, TX	203	203	35,616
41	The Wilson	2007	100%	100%	C	Dallas, TX	135	135	12,764
							1,085	799	$98,962
	Other				C		—	—	465
	Core Market Apartment Communities Total						12,187	8,772	$1,354,320

Real Estate Operating Portfolio as of December 31, 2016 - Apartment Segment (continued)

Property Count	Name	Date of Opening/ Acquisition/ Expansion	Legal Ownership (1)	Company Ownership (2)	Consolidated (C) Unconsolidated (U)	Location	Leasable Units (4)	Leasable Units at Company % (4)	Nonrecourse Debt Company Ownership (3) (in thousands)
	Non-Core Market Apartment Communities
42	1111 Stratford	2013-2014	100%	100%	C	Stratford, CT	128	128	$—
43	Big Creek	1996-2001	50%	50%	U	Parma Heights, OH	516	258	10,652
44	Camelot Towers	1967	50%	50%	U	Parma Heights, OH	151	76	1,327
45	Cherry Tree	1996-2000	100%	100%	C	Strongsville, OH	444	444	16,849
46	Chestnut Lake	1969	100%	100%	C	Strongsville, OH	789	789	22,300
47	Cobblestone Court Apartments	2006-2009	50%	50%	U	Painesville, OH	400	200	10,766
48	Copper Tree Apartments	1998	50%	50%	U	Mayfield Heights, OH	342	171	4,935
49	Deer Run	1987-1990	46%	46%	U	Twinsburg, OH	562	259	8,613
50	Easthaven at the Village	1994/1995	100%	100%	C	Beachwood, OH	360	360	24,294
51	Hamel Mill Lofts	2008-2010	90%	100%	C	Haverhill, MA	305	305	37,101
52	Hamptons	1969	50%	50%	U	Beachwood, OH	651	326	17,135
53	Heritage	2002	100%	100%	C	San Diego, CA	230	230	—
54	Hummingbird Pointe Apartments	1972-1973	100%	100%	C	Parma, OH	406	406	5,730
55	Hunter’s Hollow	1990	50%	50%	U	Strongsville, OH	208	104	5,194
56	Independence Place I	1973	50%	50%	C	Parma Heights, OH	202	101	1,962
57	Independence Place II	2003	100%	100%	C	Parma Heights, OH	200	200	3,315
58	Knolls	1995	100%	100%	C	Orange, CA	260	260	31,575
59	Liberty Hills Apartments	1979-1986	50%	50%	U	Solon, OH	396	198	10,475
60	Midtown Towers	1969	100%	100%	C	Parma, OH	635	635	11,934
61	North Church Towers and Gardens	2009	100%	100%	C	Parma Heights, OH	399	399	4,635
62	Pine Ridge Apartments	1967-1974, 2005-2007	50%	50%	U	Willoughby Hills, OH	1,309	655	26,645
63	River Lofts at Ashton Mill	2005	100%	100%	C	Cumberland, RI	193	193	16,397
64	Settler’s Landing Apartments	2000-2004	50%	50%	U	Streetsboro, OH	408	204	11,128
65	Stratford Crossings	2007-2010	100%	100%	C	Wadsworth, OH	348	348	—
66	Surfside Towers	1970	50%	50%	U	Eastlake, OH	246	123	3,445
67	Tamarac	1990-2001	50%	50%	U	Willoughby, OH	642	321	16,785
68	Winchester Lofts	2014-2015	65%	100%	C	New Haven, CT	158	158	23,147
	Other				C/U		—	—	5,664
	Non-Core Market Apartment Communities Total						10,888	7,851	$332,003
	Apartment Communities Total						23,075	16,623	$1,686,323

	Consolidated Apartment Communities Total						13,683	12,315	$1,176,273
	Unconsolidated Apartment Communities Total						9,392	4,308	510,050
	Apartment Communities Total						23,075	16,623	$1,686,323

Real Estate Operating Portfolio as of December 31, 2016 - Apartment Segment (continued)

Property Count	Name	Date of Opening/ Acquisition/ Expansion	Legal Ownership (1)	Company Ownership (2)	Location	Leasable Units (4)	Leasable Units at Company % (4)	Nonrecourse Debt Company Ownership (3) (in thousands)
	Consolidated Federally Assisted Housing
1	Brookview Place	1979	13%	100%	Dayton, OH	232	232	$2,014
2	Cedar Place	1974	4%	100%	Lansing, MI	220	220	3,755
3	Perrytown Place	1973	22%	100%	Pittsburgh, PA	231	231	4,386
	Unconsolidated Federally Assisted Housing
4	Autumn Ridge Village	2002	100%	100%	Sterling Heights, MI	251	251	6,908
5	Bowin Place	1998	95%	95%	Detroit, MI	193	183	4,680
6	Brookpark Place (Sold January 2017)	1976	100%	100%	Wheeling, WV	152	152	—
7	Buckeye Towers	1976	16%	16%	New Boston, OH	120	18	346
8	Burton Place	2000	90%	90%	Burton, MI	200	180	5,853
9	Cambridge Towers	2002	100%	100%	Detroit, MI	250	250	4,868
10	Canton Towers	1978	16%	16%	Canton, OH	199	31	—
11	Carl D. Perkins	2002	100%	100%	Pikeville, KY	150	150	4,281
12	Casa Panorama	1978	99%	99%	Panorama City, CA	154	152	859
13	Citizen’s Plaza	1981	18%	100%	New Kensington, PA	101	101	2,171
14	Connellsville Towers	1981	28%	28%	Connellsville, PA	111	31	764
15	Coraopolis Towers (Sold January 2017)	2002	80%	80%	Coraopolis, PA	200	160	3,215
16	Donora Towers	2002	100%	100%	Donora, PA	103	103	2,189
17	Farmington Place	1980	100%	100%	Farmington, MI	153	153	5,139
18	Fenimore Court	1982	9%	50%	Detroit, MI	144	72	3,846
19	Fort Lincoln II	1979	45%	45%	Washington, D.C.	176	79	5,145
20	Fort Lincoln III & IV	1981	25%	25%	Washington, D.C.	306	76	6,832
21	Frenchtown Place	1975	22%	100%	Monroe, MI	151	151	—
22	Glendora Gardens	1983	2%	46%	Glendora, CA	105	48	3,496
23	Grove	2003	100%	100%	Ontario, CA	101	101	6,611
24	John Sale Manor	1977	7%	7%	Xenia, OH	118	8	230
25	Lakeland Place	1998	95%	95%	Waterford, MI	200	190	4,326
26	Lima Towers	1977	16%	16%	Lima, OH	200	31	523
27	Miramar Towers	1980	13%	100%	Los Angeles, CA	157	157	1,909
28	Noble Towers	1979	50%	50%	Pittsburgh, PA	133	67	1,544
29	North Port Village	1981	31%	31%	Port Huron, MI	251	77	1,727
30	Oceanpointe Towers	1980	13%	100%	Long Branch, NJ	151	151	12,038
31	Park Place Towers	1975	39%	100%	Mt. Clemens, MI	187	187	1,923
32	Pine Grove Manor	1973	19%	100%	Muskegon Township, MI	172	172	3,816
33	Plymouth Square Village	2003	100%	100%	Detroit, MI	280	280	5,073
34	Potomac Heights Apartments	1981	13%	100%	Keyser, WV	141	141	2,548
35	Riverside Towers	1977	10%	100%	Coshocton, OH	100	100	1,870
36	Shippan Place	1980	100%	100%	Stamford, CT	148	148	4,394

Real Estate Operating Portfolio as of December 31, 2016 - Apartment Segment (continued)

Property Count	Name	Date of Opening/ Acquisition/ Expansion	Legal Ownership (1)	Company Ownership (2)	Location	Leasable Units (4)	Leasable Units at Company % (4)	Nonrecourse Debt Company Ownership (3) (in thousands)
	Unconsolidated Federally Assisted Housing (continued)
37	St. Mary’s Villa (Sold February 2017)	2002	44%	44%	Newark, NJ	360	159	$9,140
38	The Springs	1981	13%	100%	La Mesa, CA	129	129	2,651
39	Tower 43	2002	100%	100%	Kent, OH	101	101	2,267
40	Towne Centre Place	1975	18%	100%	Ypsilanti, MI	170	170	1,717
41	Village Center (Sold February 2017)	1983	100%	100%	Detroit, MI	254	254	811
42	Village Square	1978	100%	100%	Williamsville, NY	100	100	3,604
43	Ziegler Place	1978	100%	100%	Livonia, MI	141	141	3,943
	Federally Assisted Housing Total					7,496	5,888	$143,412
	Combined Apartments Total					30,571	22,511	$1,829,735
	Federally Subsidized Housing (Total of 4 Buildings)					623
	Total Apartment Units at December 31, 2016					31,194
	Total Apartment Units at December 31, 2015					31,441

Real Estate Operating Portfolio as of December 31, 2016 - Development Segment

Property Count	Name	Date of Opening/ Acquisition/ Expansion	Legal Ownership (1)	Company Ownership (2)	Consolidated (C) Unconsolidated (U)	Location	Major Tenants/Anchors	Total Square Feet	Total Square Feet at Company %	Gross Leasable Area	Gross Leasable Area at Company %	Nonrecourse Debt, Net Company Ownership(3) (in thousands)
	Office Buildings
1	1812 Ashland Ave	2016	85%	100%	C	Baltimore, MD	Johns Hopkins University			164,000	164,000	$30,129
2	300 Massachusetts Ave	2016	50%	50%	U	Cambridge, MA	Millennium Pharmaceuticals			246,000	123,000	68,304
										410,000	287,000	$98,433
	Regional Mall
1	Ballston Quarter	1986/1999	51%	51%	U	Arlington, VA	Macy’s; Sport & Health; Regal Cinemas	578,000	295,000	310,000	158,000	$—

Property Count	Name	Date of Opening/ Acquisition/ Expansion	Legal Ownership (1)	Company Ownership (2)	Consolidated (C) Unconsolidated (U)	Location	Leasable Units (4)	Leasable Units at Company % (4)		Nonrecourse Debt Company Ownership (3) (in thousands)
	Apartment Communities
1	461 Dean Street	2016	100%	100%	C	Brooklyn, NY	363	363		$—
	Stapleton
2	Aster Town Center North	2015-2016	90%	90%	C	Denver, CO	135	122		15,723
3	Blossom Plaza	2016	25%	25%	C	Los Angeles, CA	237	59		7,554
4	Kapolei Lofts	2015-2016	100%	0%	C	Kapolei, HI	499	—		—
5	NorthxNorthwest	2016-2017	25%	25%	C	Philadelphia, PA	286	72		12,370
6	The Bixby	2016	25%	25%	U	Washington, D.C.	195	39	(8)	7,178
	The Yards
7	Arris	2016	25%	25%	C	Washington, D.C.	327	82		18,730
	Total Apartment Units at December 31, 2016						2,042	737		$61,555

(1)	Represents our actual equity ownership in the underlying property, rounded to the nearest whole percent.

(2)
Represents the percentage of income or loss allocation expected to be received during the reporting period based on the entity's capital structure. Amounts differ from legal ownership due to various scenarios, including but not limited to our right to preferred returns on our initial or disproportionate equity fundings, various tax credits and tax related structures. (Rounded to the nearest whole percent.)

(3)	Amounts are derived from the respective balance sheet line item at the company’s share as of December 31, 2016 and 2015.

(4)	Represents 100% of the leasable units in the apartment community. Leasable units at company ownership % represent the total leasable units multiplied by the company ownership percent.

(5)	Includes 88,000 square feet of retail GLA and GLA at Company %. Major tenants include Harris Teeter Grocery and VIDA Fitness.

(6)	Represents 25% of 530 market rate units and 100% of 135 affordable units.

(7)	Includes 98,000 square feet of retail GLA (88,000 square feet at Company %). Major tenants include King Soopers, Walgreen’s, Casey’s Pub, Chipotle, SDC Services Corp., and Exempla, Inc.

(8)	Represents 25% of 156 market rate units and 0% of 39 affordable units.

Forest City Realty Trust, Inc. and Subsidiaries - Appendix
Fourth Quarter 2016
Index

General Information	61
Selected Financial Information
Asset, Liability and Equity Information	62
Revenue and Expense Information	64
Interest Expense Information	66
Capital Expenditures Information	66
Adjusted EBITDA and NOI by Segment - Fully Consolidated Entities, Noncontrolling Interest, Company Share of Unconsolidated Entities and Company Share of Discontinued Operations	67

Forest City Realty Trust, Inc. and Subsidiaries
Appendix - General Information

General Information

This appendix to this supplemental package contains certain financial information of entities accounted for using the full consolidated accounting method (“Fully Consolidated Entities”), financial information on our partners share of entities accounted for using the full consolidated accounting method (“Noncontrolling Interest”), financial information on our share of entities that we do not control and therefore account for using the equity method accounting method (“Company Share of Unconsolidated Entities”) and financial information on our share of entities qualifying for discontinued operations reporting (“Company Share of Discontinued Operations”).

Amounts in columns labeled Fully Consolidated Entities represent 100% of the activity related to all entities that are consolidated under GAAP. Amounts in the columns labeled “Company Share of Unconsolidated Entities” were derived on a property-by-property basis by applying to each financial statement line item the ownership percentage interest used to arrive at our share of net income during the period when applying the equity method of accounting. Similar calculations were performed for the amounts in the columns labeled “Noncontrolling Interest”, which represent assets we consolidate but own less than 100%, and amounts in the columns labeled “Company Share of Discontinued Operations”. A financial statement user is able to calculate Total Company Ownership by beginning with the “Fully Consolidated Entities” column, subtracting the column labeled “Noncontrolling Interest” and adding the columns labeled “Company Share of Unconsolidated Entities” and “Company Share of Discontinued Operations”.

We believe disclosing financial information on Fully Consolidated Entities, Noncontrolling Interest, Company Share of Unconsolidated Entities and Company Share of Discontinued Operations is essential to allow our financial statement users the ability to arrive at our Total Company Ownership for all of our ownership interests, irrespective of the accounting method used to account for the entity. We believe it assists investors and analysts in estimating our economic interest in our consolidated and unconsolidated joint ventures when read in conjunction with the Company’s results under GAAP. The calculation of Total Company Ownership financial information has limitations as an analytical tool. Some of these limitations include:

•
The amounts shown in the Noncontrolling Interest, Company Share of Unconsolidated Entities and Company Share of Discontinued Operations columns were derived by applying our ownership percentage interest used to arrive at our share of net income during the period when applying the equity method of accounting and calculating income/loss to minority partners under noncontrolling interest accounting as well as our share of entities qualifying for discontinued operations reporting and may not accurately depict the legal and economic implications of holding a non-controlling interest of an entity; and

•	Other companies in our industry may calculate their total company ownership amounts differently than we do, limiting the usefulness as a comparative measure.

Because of these limitations, the calculation of Total Company Ownership should not be considered in isolation or as a substitute for our financial statements as reported under GAAP. We suggest you compensate for these limitations by relying primarily on our GAAP results and using the Total Company Ownership information only supplementally.

Forest City Realty Trust, Inc. and Subsidiaries
Appendix - Asset, Liability and Equity Information

	December 31, 2016		December 31, 2015
	Noncontrolling Interest	Company Share of Unconsolidated Investments	Noncontrolling Interest	Company Share of Unconsolidated Investments
	(in thousands)
Assets
Real Estate
Completed rental properties
Office	$110,427	$137,312	$110,389	$139,272
Retail	—	1,979,903	—	1,643,176
Apartments	374,128	970,009	372,407	863,678
Total Operations	484,555	3,087,224	482,796	2,646,126
Recently-Opened Properties/Redevelopment	339,735	123,511	41,425	94,096
Corporate	—	—	—	—
Other	—	—	—	32,231
Total completed rental properties	824,290	3,210,735	524,221	2,772,453
Projects under construction
Office	—	—	—	70,988
Retail	—	17,618	—	—
Apartments	210,836	251,938	302,782	129,117
Total projects under construction	210,836	269,556	302,782	200,105
Projects under development
Operating properties	—	24,121	—	5,275
Office	9,021	3,287	8,876	3,276
Retail	—	1,320	—	3,941
Apartments	—	26,092	—	245,608
Total projects under development	9,021	54,820	8,876	258,100
Total projects under construction and development	219,857	324,376	311,658	458,205
Land inventory	5,026	4,359	5,191	8,796
Total Real Estate	1,049,173	3,539,470	841,070	3,239,454
Less accumulated depreciation	(90,917)	(790,385)	(71,249)	(656,127)
Real Estate, net	958,256	2,749,085	769,821	2,583,327
Cash and equivalents	22,269	69,128	15,705	59,977
Restricted cash	7,429	109,093	7,482	119,165
Accounts receivable, net	9,693	55,751	6,777	45,344
Notes receivable	12,343	17,239	11,560	19,963
Investments in and advances to unconsolidated entities	(58,189)	(569,864)	(105,382)	(658,763)
Lease procurement costs, net	3,040	60,150	2,714	52,200
Prepaid expenses and other deferred costs, net	7,192	23,458	9,040	16,621
Intangible assets, net	14,008	12,446	14,572	16,509
Deferred income taxes, net	—	—	—	—
Assets held for sale	—	—	571,737	—
Total Assets	$976,041	$2,526,486	$1,304,026	$2,254,343

Forest City Realty Trust, Inc. and Subsidiaries
Appendix - Asset, Liability and Equity Information

	December 31, 2016		December 31, 2015
	Noncontrolling Interest	Company Share of Unconsolidated Investments	Noncontrolling Interest	Company Share of Unconsolidated Investments
	(in thousands)
Liabilities and Equity
Liabilities
Nonrecourse mortgage debt and notes payable, net
Completed rental properties
Office	$41,605	$112,409	$42,666	$112,962
Retail	—	1,366,375	—	1,192,841
Apartments	209,660	643,307	211,583	592,664
Total Operations	251,265	2,122,091	254,249	1,898,467
Recently-Opened Properties/Redevelopment	207,577	75,482	40,738	56,540
Other	—	—	—	27,510
Total completed rental properties	458,842	2,197,573	294,987	1,982,517
Projects under construction
Office	—	—	—	47,123
Retail	—	—	—	—
Apartments	49,485	98,497	38,187	15,583
Total projects under construction	49,485	98,497	38,187	62,706
Projects under development
Operating properties	—	—	—	—
Office	—	—	—	—
Retail	—	—	—	—
Apartments	—	154,599	—	151,522
Total projects under development	—	154,599	—	151,522
Total projects under construction and development	49,485	253,096	38,187	214,228
Land inventory	—	—	—	8,580
Nonrecourse mortgage debt and notes payable, net	508,327	2,450,669	333,174	2,205,325
Revolving credit facility	—	—	—	—
Term loan facility	—	—	—	—
Convertible senior debt, net	—	—	—	—
Construction payables	53,749	65,684	63,303	39,259
Operating accounts payable and accrued expenses	27,753	161,767	23,975	154,372
Accrued derivative liability	654	4,543	—	6,839
Total Accounts payable, accrued expenses and other liabilities	82,156	231,994	87,278	200,470
Cash distributions and losses in excess of investments in unconsolidated entities	(16,603)	(156,177)	(19,859)	(151,452)
Liabilities held for sale	—	—	386,231	—
Total Liabilities	573,880	2,526,486	786,824	2,254,343
Redeemable Noncontrolling Interest	—	—	159,978	—
Equity
Shareholders’ Equity
Shareholders’ equity before accumulated other comprehensive loss	—	—	—	—
Accumulated other comprehensive loss	—	—	—	—
Total Shareholders’ Equity	—	—	—	—
Noncontrolling interest	402,161	—	357,224	—
Total Equity	402,161	—	357,224	—
Total Liabilities and Equity	$976,041	$2,526,486	$1,304,026	$2,254,343

Forest City Realty Trust, Inc. and Subsidiaries
Appendix - Revenue and Expense Information

	Three Months Ended December 31, 2016			Three Months Ended December 31, 2015
	Noncontrolling Interest	Company Share of Unconsolidated Investments	Company Share of Discontinued Operations	Noncontrolling Interest	Company Share of Unconsolidated Investments	Company Share of Discontinued Operations
	(in thousands)
Revenues
Rental	$15,697	$68,001	$—	$12,275	$57,414	$—
Tenant recoveries	1,666	16,835	—	1,573	15,145	—
Service and management fees	155	3,124	—	60	1,498	—
Parking and other	1,032	5,194	—	780	4,893	—
Arena	—	—	—	—	—	30,423
Land sales	2,560	1,029	—	2,302	297	—
Subsidized Senior Housing	—	12,931	—	—	12,404	—
Military Housing	—	—	—	—	1,413	—
Total revenues	21,110	107,114	—	16,990	93,064	30,423
Expenses
Property operating and management	6,468	26,895	—	5,092	24,890	—
Real estate taxes	2,316	8,994	—	2,074	7,002	—
Ground rent	(185)	2,898	—	80	3,351	—
Arena operating	—	—	—	—	—	21,903
Cost of land sales	824	697	—	695	—	—
Subsidized Senior Housing operating	—	8,565	—	—	7,701	—
Military Housing operating	—	—	—	—	719	—
Corporate general and administrative	—	—	—	—	—	—
Organizational transformation and termination benefits	—	—	—	—	—	—
	9,423	48,049	—	7,941	43,663	21,903
Depreciation and amortization	7,142	27,699	—	4,374	22,792	4,862
Write-offs of abandoned development projects and demolition costs	16	327	—	116	—	—
Impairment of real estate	—	—	—	—	12,460	—
Total expenses	16,581	76,075	—	12,431	78,915	26,765
Operating income (loss)	4,529	31,039	—	4,559	14,149	3,658
Interest and other income	449	1,197	—	670	722	—
Net gain on disposition of interest in unconsolidated entities	—	553	—	—	—	—
Gain (loss) on change in control of interests	—	—	—	—	—	—
Interest expense	(3,863)	(27,341)	—	(2,383)	(22,079)	(4,917)
Interest rate swap breakage fee	—	—	—	—	—	—
Amortization of mortgage procurement costs	(259)	(939)	—	(80)	(802)	(226)
Loss on extinguishment of debt	—	(54)	—	—	—	—
Earnings (loss) before income taxes and earnings (loss) from unconsolidated entities	856	4,455	—	2,766	(8,010)	(1,485)
Earnings (loss) from unconsolidated entities	59	(4,455)	—	46	8,010	(2,325)
Earnings (loss) before income taxes	915	—	—	2,812	—	(3,810)
Income tax expense (benefit) of taxable REIT subsidiaries
Current	—	—	—	—	—	919
Deferred	—	—	—	—	—	(2,398)
	—	—	—	—	—	(1,479)
Earnings (loss) before loss on disposal of real estate	915	—	—	2,812	—	(2,331)
Net gain on disposition of interest in development project, net of tax	—	—	—	—	—	—
Net gain (loss) on disposition of full or partial interests in rental properties, net of tax	—	—	(15,200)	—	—	—
Earnings (loss) from continuing operations	915	—	(15,200)	2,812	—	(2,331)
Discontinued operations, net of tax
Operating loss from rental properties	—	—	—	(2,150)	—	908
Gain (loss) on disposition of rental properties	—	—	15,200	—	—	—
Equity in earnings (loss)	—	—	—	—	—	1,423
	—	—	15,200	(2,150)	—	2,331
Net earnings (loss)	915	—	—	662	—	—
Noncontrolling interests, gross of tax
Earnings from continuing operations attributable to noncontrolling interests	(915)	—	—	(2,812)	—	—
Loss from discontinued operations attributable to noncontrolling interests	—	—	—	2,150	—	—
	(915)	—	—	(662)	—	—
Net earnings (loss) attributable to Forest City Realty Trust, Inc.	$—	$—	$—	$—	$—	$—

Forest City Realty Trust, Inc. and Subsidiaries
Appendix - Revenue and Expense Information

	Year Ended December 31, 2016			Year Ended December 31, 2015
	Noncontrolling Interest	Company Share of Unconsolidated Investments	Company Share of Discontinued Operations	Noncontrolling Interest	Company Share of Unconsolidated Investments	Company Share of Discontinued Operations
	(in thousands)
Revenues
Rental	$56,611	$254,516	$—	$46,623	$242,168	$—
Tenant recoveries	6,972	67,140	—	7,354	66,211	—
Service and management fees	298	11,540	—	207	6,646	—
Parking and other	3,698	19,141	—	2,799	18,758	—
Arena	—	—	8,136	—	—	74,598
Land sales	4,795	2,346	—	6,998	1,780	—
Subsidized Senior Housing	—	50,890	—	—	49,106	—
Military Housing	—	971	—	1,655	5,614	—
Total revenues	72,374	406,544	8,136	65,636	390,283	74,598
Expenses
Property operating and management	22,106	103,313	—	17,985	99,303	—
Real estate taxes	7,943	33,242	—	7,035	31,376	—
Ground rent	215	11,159	—	328	12,014	—
Arena operating	—	—	6,938	—	—	52,655
Cost of land sales	1,313	1,098	—	2,069	—	—
Subsidized Senior Housing operating	—	32,741	—	—	31,008	—
Military Housing operating	—	455	—	923	2,739	—
Corporate general and administrative	—	—	—	—	—	—
Organizational transformation and termination benefits	—	—	—	—	—	—
	31,577	182,008	6,938	28,340	176,440	52,655
Depreciation and amortization	22,821	93,687	35	16,069	85,345	20,104
Write-offs of abandoned development projects and demolition costs	16	327	—	116	10,191	—
Impairment of real estate	—	306,400	—	—	13,844	—
Total expenses	54,414	582,422	6,973	44,525	285,820	72,759
Operating income (loss)	17,960	(175,878)	1,163	21,111	104,463	1,839
Interest and other income	1,600	2,544	—	2,105	1,779	—
Net gain on disposition of interest in unconsolidated entities	—	13,166	—	—	20,293	—
Gain (loss) on change in control of interests	—	—	—	—	—	—
Interest expense	(12,807)	(101,440)	(1,738)	(9,158)	(97,430)	(18,861)
Interest rate swap breakage fee	—	—	—	—	—	—
Amortization of mortgage procurement costs	(796)	(3,736)	(21)	(285)	(3,110)	(226)
Loss on extinguishment of debt	—	(903)	—	(719)	(736)	—
Earnings (loss) before income taxes and earnings (loss) from unconsolidated entities	5,957	(266,247)	(596)	13,054	25,259	(17,248)
Earnings (loss) from unconsolidated entities	306	266,247	(1,400)	204	(25,259)	(40,760)
Earnings (loss) before income taxes	6,263	—	(1,996)	13,258	—	(58,008)
Income tax expense (benefit) of taxable REIT subsidiaries
Current	—	—	(431)	—	—	(5,849)
Deferred	—	—	(393)	—	—	(16,649)
	—	—	(824)	—	—	(22,498)
Earnings (loss) before gains on disposal of real estate	6,263	—	(1,172)	13,258	—	(35,510)
Net gain on disposition of interest in development project, net of tax	—	—	—	—	—	—
Net gain (loss) on disposition of full or partial interests in rental properties, net of tax	(185)	—	49,353	—	—	—
Earnings (loss) from continuing operations	6,078	—	48,181	13,258	—	(35,510)
Discontinued operations, net of tax
Operating loss from rental properties	(776)	—	350	(16,962)	—	10,558
Gain on disposition of disposal group	—	—	(49,353)	—	—	—
Equity in earnings (loss)	—	—	822	—	—	24,952
	(776)	—	(48,181)	(16,962)	—	35,510
Net earnings (loss)	5,302	—	—	(3,704)	—	—
Noncontrolling interests, gross of tax
Earnings from continuing operations attributable to noncontrolling interests	(6,078)	—	—	(13,258)	—	—
Loss from discontinued operations attributable to noncontrolling interests	776	—	—	16,962	—	—
	(5,302)	—	—	3,704	—	—
Net earnings (loss) attributable to Forest City Realty Trust, Inc.	$—	$—	$—	$—	$—	$—

Forest City Realty Trust, Inc. and Subsidiaries
Appendix

Interest Expense Information

	Three Months Ended December 31, 2016		Three Months Ended December 31, 2015
	Noncontrolling Interest	Company Share of Unconsolidated Entities	Noncontrolling Interest	Company Share of Unconsolidated Entities	Company Share of Discontinued Operations
	(in thousands)
Amortization and mark-to-market adjustments of derivative instruments	$62	$—	$5	$19	$—
Interest incurred	4,532	30,022	2,867	24,309	4,917
Interest capitalized	(731)	(2,681)	(489)	(2,249)	—
Net interest expense	$3,863	$27,341	$2,383	$22,079	$4,917

	Year Ended December 31, 2016			Year Ended December 31, 2015
	Noncontrolling Interest	Company Share of Unconsolidated Entities	Company Share of Discontinued Operations	Noncontrolling Interest	Company Share of Unconsolidated Entities	Company Share of Discontinued Operations
	(in thousands)
Amortization and mark-to-market adjustments of derivative instruments	$85	$24	$—	$(68)	$27	$—
Interest incurred	14,491	111,236	1,738	9,918	104,672	18,861
Interest capitalized	(1,769)	(9,820)	—	(692)	(7,269)	—
Net interest expense	$12,807	$101,440	$1,738	$9,158	$97,430	$18,861

Capital Expenditures Information

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Noncontrolling Interest	Company Share of Unconsolidated Entities	Noncontrolling Interest	Company Share of Unconsolidated Entities
	(in thousands)
Operating properties:
Office Segment	$262	$961	$1,104	$1,968
Retail Segment	—	16,289	—	10,000
Apartment Segment	3,405	19,411	1,694	14,891
Total operating properties	3,667	36,661	2,798	26,859
Corporate Segment	—	—	—	—
Tenant improvements:
Office Segment	266	3,271	2,799	6,480
Retail Segment	—	12,490	—	3,645
Total capital expenditures	$3,933	$52,422	$5,597	$36,984

Forest City Realty Trust, Inc. and Subsidiaries
Appendix
Summary of Adjusted EBITDA and NOI by Segment - Three Months and Years Ended December 31, 2016 and 2015 (in thousands)

	Three Months Ended December 31, 2016
Fully Consolidated Entities	Office	Retail	Apartments	Total Operations	Development	Corporate	Other	Total
	(in thousands)
Revenues
Rental	$83,673	$7,692	$64,780	$156,145	$5,792	$—	$—	$161,937
Tenant recoveries	19,905	2,989	464	23,358	(203)	—	—	23,155
Service and management fees	846	7,077	3,588	11,511	4,093	—	—	15,604
Other revenues (includes Subsidized Senior Housing)	6,471	280	3,572	10,323	28,708	—	—	39,031
	110,895	18,038	72,404	201,337	38,390	—	—	239,727
Expenses
Property operating and management	(26,678)	(9,766)	(28,065)	(64,509)	(14,627)	—	—	(79,136)
Real estate taxes	(13,547)	(1,378)	(6,459)	(21,384)	(1,336)	—	—	(22,720)
Ground rent	(2,923)	(106)	(462)	(3,491)	(18)	—	—	(3,509)
Other expenses (includes Subsidized Senior Housing)	—	—	—	—	(8,471)	(20,119)	—	(28,590)
	(43,148)	(11,250)	(34,986)	(89,384)	(24,452)	(20,119)	—	(133,955)
Less organizational transformation and termination benefits	—	—	—	—	—	9,215	—	9,215
Write-offs of abandoned development projects	—	—	—	—	(290)	—	—	(290)
Interest and other income	—	—	—	—	—	13,564	—	13,564
Earnings (loss) from unconsolidated entities in Adjusted EBITDA	—	—	—	—	—	—	—	—
Adjusted EBITDA attributable to Fully Consolidated Entities	$67,747	$6,788	$37,418	$111,953	$13,648	$2,660	$—	$128,261
Exclude:
Land sales	—	—	—	—	(25,599)	—	—	(25,599)
Other land development revenues	—	—	—	—	(3,403)	—	—	(3,403)
Cost of land sales	—	—	—	—	8,471	—	—	8,471
Other land development expenses	—	—	—	—	2,185	—	—	2,185
Corporate general and administrative expenses	—	—	—	—	—	10,904	—	10,904
Write-offs of abandoned development projects	—	—	—	—	290	—	—	290
Interest and other income	—	—	—	—	—	(13,564)	—	(13,564)
Earnings (loss) from unconsolidated entities in Adjusted EBITDA	—	—	—	—	—	—	—	—
Subtotal NOI exclusions	$—	$—	$—	$—	$(18,056)	$(2,660)	$—	$(20,716)
Net Operating Income attributable to Fully Consolidated Entities	$67,747	$6,788	$37,418	$111,953	$(4,408)	$—	$—	$107,545
NOI exclusions per above								20,716
Depreciation and Amortization								(62,327)
Interest Expense								(30,311)
Interest rate swap breakage fee								(24,635)
Amortization of mortgage procurement costs								(1,324)
Impairment of real estate								—
Net loss on extinguishment of debt								(3,876)
Net gain on disposition of interest in unconsolidated entities								—
Gains on change in control of interests								—
Organizational transformation and termination benefits								(9,215)
(Earnings) loss from unconsolidated entities in Adjusted EBITDA								—
Earnings (loss) from unconsolidated entities								4,734
Earnings (loss) before income taxes								$1,307
Margin % (based on Adjusted EBITDA)	61.1%	37.6%	51.7%	55.6%	35.6%	0.0%	0.0%	53.5%

Forest City Realty Trust, Inc. and Subsidiaries
Appendix
Summary of Adjusted EBITDA and NOI by Segment - Three Months and Years Ended December 31, 2016 and 2015 (in thousands) (continued)

	Three Months Ended December 31, 2016
Noncontrolling Interest	Office	Retail	Apartments	Total Operations	Development	Corporate	Other	Total
	(in thousands)
Revenues
Rental	$3,203	$—	$9,087	$12,290	$3,407	$—	$—	$15,697
Tenant recoveries	1,604	—	58	1,662	4	—	—	1,666
Service and management fees	1	—	(4)	(3)	158	—	—	155
Other revenues (includes Subsidized Senior Housing)	170	—	465	635	2,957	—	—	3,592
	4,978	—	9,606	14,584	6,526	—	—	21,110
Expenses
Property operating and management	(1,621)	—	(2,395)	(4,016)	(2,452)	—	—	(6,468)
Real estate taxes	(765)	—	(899)	(1,664)	(652)	—	—	(2,316)
Ground rent	(79)	—	264	185	—	—	—	185
Other expenses (includes Subsidized Senior Housing)	—	—	—	—	(824)	—	—	(824)
	(2,465)	—	(3,030)	(5,495)	(3,928)	—	—	(9,423)
Less organizational transformation and termination benefits	—	—	—	—	—	—	—	—
Write-offs of abandoned development projects	—	—	—	—	(16)	—	—	(16)
Interest and other income	—	—	—	—	—	449	—	449
Earnings (loss) from unconsolidated entities in Adjusted EBITDA	—	—	—	—	—	—	—	—
Adjusted EBITDA attributable to Noncontrolling Interest	$2,513	$—	$6,576	$9,089	$2,582	$449	$—	$12,120
Exclude:
Land sales	—	—	—	—	(2,560)	—	—	(2,560)
Other land development revenues	—	—	—	—	(340)	—	—	(340)
Cost of land sales	—	—	—	—	824	—	—	824
Other land development expenses	—	—	—	—	226	—	—	226
Corporate general and administrative expenses	—	—	—	—	—	—	—	—
Write-offs of abandoned development projects	—	—	—	—	16	—	—	16
Interest and other income	—	—	—	—	—	(449)	—	(449)
Earnings (loss) from unconsolidated entities in Adjusted EBITDA	—	—	—	—	—	—	—	—
Subtotal NOI exclusions	$—	$—	$—	$—	$(1,834)	$(449)	$—	$(2,283)
Net Operating Income attributable to Noncontrolling Interest	$2,513	$—	$6,576	$9,089	$748	$—	$—	$9,837
NOI exclusions per above								2,283
Depreciation and Amortization								(7,142)
Interest Expense								(3,863)
Interest rate swap breakage fee								—
Amortization of mortgage procurement costs								(259)
Impairment of real estate								—
Net loss on extinguishment of debt								—
Net gain on disposition of interest in unconsolidated entities								—
Gains on change in control of interests								—
Organizational transformation and termination benefits								—
(Earnings) loss from unconsolidated entities in Adjusted EBITDA								—
Earnings (loss) from unconsolidated entities								59
Earnings (loss) before income taxes								$915
Margin % (based on Adjusted EBITDA)	50.5%	0.0%	68.5%	62.3%	39.6%	0.0%	0.0%	57.4%

Forest City Realty Trust, Inc. and Subsidiaries
Appendix
Summary of Adjusted EBITDA and NOI by Segment - Three Months and Years Ended December 31, 2016 and 2015 (in thousands) (continued)

	Three Months Ended December 31, 2016
Company Share of Unconsolidated Entities	Office	Retail	Apartments	Total Operations	Development	Corporate	Other	Total
	(in thousands)
Revenues
Rental	$3,811	$42,146	$19,517	$65,474	$2,527	$—	$—	$68,001
Tenant recoveries	429	15,627	101	16,157	678	—	—	16,835
Service and management fees	124	641	2,303	3,068	56	—	—	3,124
Other revenues (includes Subsidized Senior Housing)	328	4,172	13,876	18,376	778	—	—	19,154
	4,692	62,586	35,797	103,075	4,039	—	—	107,114
Expenses
Property operating and management	(1,471)	(15,815)	(7,384)	(24,670)	(2,225)	—	—	(26,895)
Real estate taxes	(587)	(6,132)	(1,802)	(8,521)	(473)	—	—	(8,994)
Ground rent	(207)	(2,105)	(256)	(2,568)	(330)	—	—	(2,898)
Other expenses (includes Subsidized Senior Housing)	—	(697)	(8,565)	(9,262)	—	—	—	(9,262)
	(2,265)	(24,749)	(18,007)	(45,021)	(3,028)	—	—	(48,049)
Less organizational transformation and termination benefits	—	—	—	—	—	—	—	—
Write-offs of abandoned development projects	—	—	—	—	(327)	—	—	(327)
Interest and other income	—	—	—	—	—	1,197	—	1,197
Earnings (loss) from unconsolidated entities in Adjusted EBITDA	—	—	93	93	127	—	—	220
Adjusted EBITDA attributable to Unconsolidated Entities	$2,427	$37,837	$17,883	$58,147	$811	$1,197	$—	$60,155
Exclude:
Land sales	—	(680)	—	(680)	(349)	—	—	(1,029)
Other land development revenues	—	—	—	—	—	—	—	—
Cost of land sales	—	697	—	697	—	—	—	697
Other land development expenses	—	—	—	—	102	—	—	102
Corporate general and administrative expenses	—	—	—	—	—	—	—	—
Write-offs of abandoned development projects	—	—	—	—	327	—	—	327
Interest and other income	—	—	—	—	—	(1,197)	—	(1,197)
Earnings (loss) from unconsolidated entities in Adjusted EBITDA	—	—	(93)	(93)	(127)	—	—	(220)
Subtotal NOI exclusions	$—	$17	$(93)	$(76)	$(47)	$(1,197)	$—	$(1,320)
Net Operating Income attributable to Unconsolidated Entities	$2,427	$37,854	$17,790	$58,071	$764	$—	$—	$58,835
NOI exclusions per above								1,320
Depreciation and Amortization								(27,699)
Interest Expense								(27,341)
Interest rate swap breakage fee								—
Amortization of mortgage procurement costs								(939)
Impairment of real estate								—
Net loss on extinguishment of debt								(54)
Net gain on disposition of interest in unconsolidated entities								553
Gains on change in control of interests								—
Organizational transformation and termination benefits								—
(Earnings) loss from unconsolidated entities in Adjusted EBITDA								(220)
Earnings (loss) from unconsolidated entities								(4,455)
Earnings (loss) before income taxes								$—
Margin % (based on Adjusted EBITDA)	51.7%	60.5%	50.0%	56.4%	20.1%	0.0%	0.0%	56.2%

Forest City Realty Trust, Inc. and Subsidiaries
Appendix
Summary of Adjusted EBITDA and NOI by Segment - Three Months and Years Ended December 31, 2016 and 2015 (in thousands) (continued)

Three Months Ended December 31, 2016
Company Share of Discontinued Operations	Office	Retail	Apartments	Total Operations	Development	Corporate	Other	Total
(in thousands)
Revenues
Rental	$—	$—	$—	$—	$—	$—	$—	$—
Tenant recoveries	—	—	—	—	—	—	—	—
Service and management fees	—	—	—	—	—	—	—	—
Other revenues (includes Subsidized Senior Housing)	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—
Expenses
Property operating and management	—	—	—	—	—	—	—	—
Real estate taxes	—	—	—	—	—	—	—	—
Ground rent	—	—	—	—	—	—	—	—
Other expenses (includes Subsidized Senior Housing)	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—
Less organizational transformation and termination benefits	—	—	—	—	—	—	—	—
Write-offs of abandoned development projects	—	—	—	—	—	—	—	—
Interest and other income	—	—	—	—	—	—	—	—
Earnings (loss) from unconsolidated entities in Adjusted EBITDA	—	—	—	—	—	—	—	—
Adjusted EBITDA attributable to Discontinued Operations	$—	$—	$—	$—	$—	$—	$—	$—
Exclude:
Land sales	—	—	—	—	—	—	—	—
Other land development revenues	—	—	—	—	—	—	—	—
Cost of land sales	—	—	—	—	—	—	—	—
Other land development expenses	—	—	—	—	—	—	—	—
Corporate general and administrative expenses	—	—	—	—	—	—	—	—
Write-offs of abandoned development projects	—	—	—	—	—	—	—	—
Interest and other income	—	—	—	—	—	—	—	—
Earnings (loss) from unconsolidated entities in Adjusted EBITDA	—	—	—	—	—	—	—	—
Subtotal NOI exclusions	$—	$—	$—	$—	$—	$—	$—	$—
Net Operating Income attributable to Discontinued Operations	$—	$—	$—	$—	$—	$—	$—	$—
NOI exclusions per above								—
Depreciation and Amortization								—
Interest Expense								—
Interest rate swap breakage fee								—
Amortization of mortgage procurement costs								—
Impairment of real estate								—
Net loss on extinguishment of debt								—
Net gain on disposition of interest in unconsolidated entities								—
Gains on change in control of interests								—
Organizational transformation and termination benefits								—
(Earnings) loss from unconsolidated entities in Adjusted EBITDA								—
Earnings (loss) from unconsolidated entities								—
Earnings (loss) before income taxes								$—
Margin % (based on Adjusted EBITDA)	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Forest City Realty Trust, Inc. and Subsidiaries
Appendix
Summary of Adjusted EBITDA and NOI by Segment - Three Months and Years Ended December 31, 2016 and 2015 (in thousands) (continued)

	Three Months Ended December 31, 2015
Fully Consolidated Entities	Office	Retail	Apartments	Total Operations	Development	Corporate	Other	Total
	(in thousands)
Revenues
Rental	$83,085	$18,621	$61,266	$162,972	$4,944	$—	$—	$167,916
Tenant recoveries	23,732	7,761	284	31,777	811	—	—	32,588
Service and management fees	192	6,446	5,451	12,089	1,780	—	—	13,869
Other revenues (includes Subsidized Senior Housing)	7,569	4,139	3,503	15,211	35,101	—	8,145	58,457
	114,578	36,967	70,504	222,049	42,636	—	8,145	272,830
Expenses
Property operating and management	(32,630)	(18,259)	(31,672)	(82,561)	(17,467)	—	—	(100,028)
Real estate taxes	(12,695)	(4,502)	(6,203)	(23,400)	(915)	—	—	(24,315)
Ground rent	(1,428)	(122)	(422)	(1,972)	—	—	—	(1,972)
Other expenses (includes Subsidized Senior Housing)	—	—	—	—	(15,697)	(35,826)	(1,841)	(53,364)
	(46,753)	(22,883)	(38,297)	(107,933)	(34,079)	(35,826)	(1,841)	(179,679)
Less organizational transformation and termination benefits	—	—	—	—	—	22,627	—	22,627
Write-offs of abandoned development projects	—	—	(2,597)	(2,597)	(1,159)	—	—	(3,756)
Interest and other income	—	—	—	—	—	9,762	—	9,762
Earnings (loss) from unconsolidated entities in Adjusted EBITDA	—	—	—	—	—	—	—	—
Adjusted EBITDA attributable to Fully Consolidated Entities	$67,825	$14,084	$29,610	$111,519	$7,398	$(3,437)	$6,304	$121,784
Exclude:
Land sales	—	—	—	—	(31,580)	—	—	(31,580)
Other land development revenues	—	—	—	—	(2,912)	—	—	(2,912)
Cost of land sales	—	—	—	—	15,697	—	—	15,697
Other land development expenses	—	—	—	—	2,145	—	—	2,145
Corporate general and administrative expenses	—	—	—	—	—	13,199	—	13,199
Write-offs of abandoned development projects	—	—	2,597	2,597	1,159	—	—	3,756
Interest and other income	—	—	—	—	—	(9,762)	—	(9,762)
Earnings (loss) from unconsolidated entities in Adjusted EBITDA	—	—	—	—	—	—	—	—
Subtotal NOI exclusions	$—	$—	$2,597	$2,597	$(15,491)	$3,437	$—	$(9,457)
Net Operating Income attributable to Fully Consolidated Entities	$67,825	$14,084	$32,207	$114,116	$(8,093)	$—	$6,304	$112,327
NOI exclusions per above								9,457
Depreciation and Amortization								(72,546)
Interest Expense								(37,481)
Interest rate swap breakage fee								—
Amortization of mortgage procurement costs								(1,793)
Impairment of real estate								(25,971)
Net loss on extinguishment of debt								(3,133)
Net gain on disposition of interest in unconsolidated entities								—
Loss on change in control of interests								(1,405)
Organizational transformation and termination benefits								(22,627)
(Earnings) loss from unconsolidated entities in Adjusted EBITDA								—
Earnings (loss) from unconsolidated entities								(8,488)
Earnings (loss) before income taxes								$(51,660)
Margin % (based on Adjusted EBITDA)	59.2%	38.1%	42.0%	50.2%	17.4%	0.0%	77.4%	44.6%

Forest City Realty Trust, Inc. and Subsidiaries
Appendix
Summary of Adjusted EBITDA and NOI by Segment - Three Months and Years Ended December 31, 2016 and 2015 (in thousands) (continued)

	Three Months Ended December 31, 2015
Noncontrolling Interest	Office	Retail	Apartments	Total Operations	Development	Corporate	Other	Total
	(in thousands)
Revenues
Rental	$3,145	$—	$8,780	$11,925	$350	$—	$—	$12,275
Tenant recoveries	1,544	—	29	1,573	—	—	—	1,573
Service and management fees	29	—	(16)	13	47	—	—	60
Other revenues (includes Subsidized Senior Housing)	135	—	450	585	2,497	—	—	3,082
	4,853	—	9,243	14,096	2,894	—	—	16,990
Expenses
Property operating and management	(1,801)	—	(2,347)	(4,148)	(944)	—	—	(5,092)
Real estate taxes	(689)	—	(1,301)	(1,990)	(84)	—	—	(2,074)
Ground rent	(80)	—	—	(80)	—	—	—	(80)
Other expenses (includes Subsidized Senior Housing)	—	—	—	—	(695)	—	—	(695)
	(2,570)	—	(3,648)	(6,218)	(1,723)	—	—	(7,941)
Less organizational transformation and termination benefits	—	—	—	—	—	—	—	—
Write-offs of abandoned development projects	—	—	—	—	(116)	—	—	(116)
Interest and other income	—	—	—	—	—	670	—	670
Earnings (loss) from unconsolidated entities in Adjusted EBITDA	—	—	—	—	—	—	—	—
Adjusted EBITDA attributable to Noncontrolling Interest	$2,283	$—	$5,595	$7,878	$1,055	$670	$—	$9,603
Exclude:
Land sales	—	—	—	—	(2,302)	—	—	(2,302)
Other land development revenues	—	—	—	—	(290)	—	—	(290)
Cost of land sales	—	—	—	—	695	—	—	695
Other land development expenses	—	—	—	—	196	—	—	196
Corporate general and administrative expenses	—	—	—	—	—	—	—	—
Write-offs of abandoned development projects	—	—	—	—	116	—	—	116
Interest and other income	—	—	—	—	—	(670)	—	(670)
Earnings (loss) from unconsolidated entities in Adjusted EBITDA	—	—	—	—	—	—	—	—
Subtotal NOI exclusions	$—	$—	$—	$—	$(1,585)	$(670)	$—	$(2,255)
Net Operating Income attributable to Noncontrolling Interest	$2,283	$—	$5,595	$7,878	$(530)	$—	$—	$7,348
NOI exclusions per above								2,255
Depreciation and Amortization								(4,374)
Interest Expense								(2,383)
Interest rate swap breakage fee								—
Amortization of mortgage procurement costs								(80)
Impairment of real estate								—
Net loss on extinguishment of debt								—
Net gain on disposition of interest in unconsolidated entities								—
Loss on change in control of interests								—
Organizational transformation and termination benefits								—
(Earnings) loss from unconsolidated entities in Adjusted EBITDA								—
Earnings (loss) from unconsolidated entities								46
Earnings (loss) before income taxes								$2,812
Margin % (based on Adjusted EBITDA)	47.0%	0.0%	60.5%	55.9%	36.5%	0.0%	0.0%	56.5%

Forest City Realty Trust, Inc. and Subsidiaries
Appendix
Summary of Adjusted EBITDA and NOI by Segment - Three Months and Years Ended December 31, 2016 and 2015 (in thousands) (continued)

	Three Months Ended December 31, 2015
Company Share of Unconsolidated Entities	Office	Retail	Apartments	Total Operations	Development	Corporate	Other	Total
	(in thousands)
Revenues
Rental	$3,928	$34,306	$17,340	$55,574	$1,840	$—	$—	$57,414
Tenant recoveries	664	14,325	156	15,145	—	—	—	15,145
Service and management fees	85	465	943	1,493	5	—	—	1,498
Other revenues (includes Subsidized Senior Housing)	189	3,169	13,370	16,728	866	—	1,413	19,007
	4,866	52,265	31,809	88,940	2,711	—	1,413	93,064
Expenses
Property operating and management	(2,061)	(13,961)	(6,514)	(22,536)	(2,354)	—	—	(24,890)
Real estate taxes	(576)	(4,836)	(1,298)	(6,710)	(292)	—	—	(7,002)
Ground rent	(1,245)	(1,852)	(254)	(3,351)	—	—	—	(3,351)
Other expenses (includes Subsidized Senior Housing)	—	—	(7,701)	(7,701)	—	—	(719)	(8,420)
	(3,882)	(20,649)	(15,767)	(40,298)	(2,646)	—	(719)	(43,663)
Less organizational transformation and termination benefits	—	—	—	—	—	—	—	—
Write-offs of abandoned development projects	—	—	—	—	—	—	—	—
Interest and other income	—	—	—	—	—	722	—	722
Earnings (loss) from unconsolidated entities in Adjusted EBITDA	—	—	114	114	(1,207)	—	569	(524)
Adjusted EBITDA attributable to Unconsolidated Entities	$984	$31,616	$16,156	$48,756	$(1,142)	$722	$1,263	$49,599
Exclude:
Land sales	—	—	—	—	(297)	—	—	(297)
Other land development revenues	—	—	—	—	(58)	—	—	(58)
Cost of land sales	—	—	—	—	—	—	—	—
Other land development expenses	—	—	—	—	541	—	—	541
Corporate general and administrative expenses	—	—	—	—	—	—	—	—
Write-offs of abandoned development projects	—	—	—	—	—	—	—	—
Interest and other income	—	—	—	—	—	(722)	—	(722)
Earnings (loss) from unconsolidated entities in Adjusted EBITDA	—	—	(114)	(114)	1,207	—	(569)	524
Subtotal NOI exclusions	$—	$—	$(114)	$(114)	$1,393	$(722)	$(569)	$(12)
Net Operating Income attributable to Unconsolidated Entities	$984	$31,616	$16,042	$48,642	$251	$—	$694	$49,587
NOI exclusions per above								12
Depreciation and Amortization								(22,792)
Interest Expense								(22,079)
Interest rate swap breakage fee								—
Amortization of mortgage procurement costs								(802)
Impairment of real estate								(12,460)
Net loss on extinguishment of debt								—
Net gain on disposition of interest in unconsolidated entities								—
Loss on change in control of interests								—
Organizational transformation and termination benefits								—
(Earnings) loss from unconsolidated entities in Adjusted EBITDA								524
Earnings (loss) from unconsolidated entities								8,010
Earnings (loss) before income taxes								$—
Margin % (based on Adjusted EBITDA)	20.2%	60.5%	50.8%	54.8%	(42.1)%	0.0%	89.4%	53.3%

Forest City Realty Trust, Inc. and Subsidiaries
Appendix
Summary of Adjusted EBITDA and NOI by Segment - Three Months and Years Ended December 31, 2016 and 2015 (in thousands) (continued)

Three Months Ended December 31, 2015
Company Share of Discontinued Operations	Office	Retail	Apartments	Total Operations	Development	Corporate	Other	Total
(in thousands)
Revenues
Rental	$—	$—	$—	$—	$—	$—	$—	$—
Tenant recoveries	—	—	—	—	—	—	—	—
Service and management fees	—	—	—	—	—	—	—	—
Other revenues (includes Subsidized Senior Housing)	—	—	—	—	—	—	30,423	30,423
	—	—	—	—	—	—	30,423	30,423
Expenses
Property operating and management	—	—	—	—	—	—	—	—
Real estate taxes	—	—	—	—	—	—	—	—
Ground rent	—	—	—	—	—	—	—	—
Other expenses (includes Subsidized Senior Housing)	—	—	—	—	—	—	(21,903)	(21,903)
	—	—	—	—	—	—	(21,903)	(21,903)
Less organizational transformation and termination benefits	—	—	—	—	—	—	—	—
Write-offs of abandoned development projects	—	—	—	—	—	—	—	—
Interest and other income	—	—	—	—	—	—	—	—
Earnings (loss) from unconsolidated entities in Adjusted EBITDA	—	—	—	—	—	—	—	—
Adjusted EBITDA attributable to Discontinued Operations	$—	$—	$—	$—	$—	$—	$8,520	$8,520
Exclude:
Land sales	—	—	—	—	—	—	—	—
Other land development revenues	—	—	—	—	—	—	—	—
Cost of land sales	—	—	—	—	—	—	—	—
Other land development expenses	—	—	—	—	—	—	—	—
Corporate general and administrative expenses	—	—	—	—	—	—	—	—
Write-offs of abandoned development projects	—	—	—	—	—	—	—	—
Interest and other income	—	—	—	—	—	—	—	—
Earnings (loss) from unconsolidated entities in Adjusted EBITDA	—	—	—	—	—	—	—	—
Subtotal NOI exclusions	$—	$—	$—	$—	$—	$—	$—	$—
Net Operating Income attributable to Discontinued Operations	$—	$—	$—	$—	$—	$—	$8,520	$8,520
NOI exclusions per above								—
Depreciation and Amortization								(4,862)
Interest Expense								(4,917)
Interest rate swap breakage fee								—
Amortization of mortgage procurement costs								(226)
Impairment of real estate								—
Net loss on extinguishment of debt								—
Net gain on disposition of interest in unconsolidated entities								—
Gains on change in control of interests								—
Organizational transformation and termination benefits								—
(Earnings) loss from unconsolidated entities in Adjusted EBITDA								—
Earnings (loss) from unconsolidated entities								(2,325)
Earnings (loss) before income taxes								$(3,810)
Margin % (based on Adjusted EBITDA)	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	28.0%	28.0%

Forest City Realty Trust, Inc. and Subsidiaries
Appendix
Summary of Adjusted EBITDA and NOI by Segment - Three Months and Years Ended December 31, 2016 and 2015 (in thousands) (continued)

	Year Ended December 31, 2016
Fully Consolidated Entities	Office	Retail	Apartments	Total Operations	Development	Corporate	Other	Total
	(in thousands)
Revenues
Rental	$337,701	$38,046	$260,256	$636,003	$13,920	$—	$—	$649,923
Tenant recoveries	95,444	18,570	2,054	116,068	1,076	—	—	117,144
Service and management fees	3,707	19,488	14,866	38,061	15,763	—	—	53,824
Other revenues (includes Subsidized Senior Housing)	27,003	3,556	14,439	44,998	60,076	—	3,518	108,592
	463,855	79,660	291,615	835,130	90,835	—	3,518	929,483
Expenses
Property operating and management	(121,065)	(43,362)	(109,398)	(273,825)	(64,126)	—	—	(337,951)
Real estate taxes	(53,079)	(8,254)	(25,912)	(87,245)	(3,223)	—	—	(90,468)
Ground rent	(11,839)	(511)	(2,003)	(14,353)	(22)	—	—	(14,375)
Other expenses (includes Subsidized Senior Housing)	—	—	—	—	(13,661)	(94,391)	(2,730)	(110,782)
	(185,983)	(52,127)	(137,313)	(375,423)	(81,032)	(94,391)	(2,730)	(553,576)
Less organizational transformation and termination benefits	—	—	—	—	—	31,708	—	31,708
Write-offs of abandoned development projects	—	—	—	—	(10,348)	—	—	(10,348)
Interest and other income	—	—	—	—	—	46,229	—	46,229
Earnings (loss) from unconsolidated entities in Adjusted EBITDA	—	—	—	—	—	—	—	—
Adjusted EBITDA attributable to Fully Consolidated Entities	$277,872	$27,533	$154,302	$459,707	$(545)	$(16,454)	$788	$443,496
Exclude:
Land sales	—	—	—	—	(48,078)	—	—	(48,078)
Other land development revenues	—	—	—	—	(10,183)	—	—	(10,183)
Cost of land sales	—	—	—	—	13,661	—	—	13,661
Other land development expenses	—	—	—	—	8,923	—	—	8,923
Corporate general and administrative expenses	—	—	—	—	—	62,683	—	62,683
Write-offs of abandoned development projects	—	—	—	—	10,348	—	—	10,348
Interest and other income	—	—	—	—	—	(46,229)	—	(46,229)
Earnings (loss) from unconsolidated entities in Adjusted EBITDA	—	—	—	—	—	—	—	—
Subtotal NOI exclusions	$—	$—	$—	$—	$(25,329)	$16,454	$—	$(8,875)
Net Operating Income attributable to Fully Consolidated Entities	$277,872	$27,533	$154,302	$459,707	$(25,874)	$—	$788	$434,621
NOI exclusions per above								8,875
Depreciation and Amortization								(250,848)
Interest Expense								(131,441)
Interest rate swap breakage fee								(24,635)
Amortization of mortgage procurement costs								(5,719)
Impairment of real estate								(156,825)
Net loss on extinguishment of debt								(32,960)
Net gain on disposition of interest in unconsolidated entities								—
Gains on change in control of interests								—
Organizational transformation and termination benefits								(31,708)
(Earnings) loss from unconsolidated entities in Adjusted EBITDA								—
Earnings (loss) from unconsolidated entities								(263,533)
Earnings (loss) before income taxes								$(454,173)
Margin % (based on Adjusted EBITDA)	59.9%	34.6%	52.9%	55.0%	(0.6)%	0.0%	22.4%	47.7%

Forest City Realty Trust, Inc. and Subsidiaries
Appendix
Summary of Adjusted EBITDA and NOI by Segment - Three Months and Years Ended December 31, 2016 and 2015 (in thousands) (continued)

	Year Ended December 31, 2016
Noncontrolling Interest	Office	Retail	Apartments	Total Operations	Development	Corporate	Other	Total
	(in thousands)
Revenues
Rental	$12,774	$—	$36,177	$48,951	$7,660	$—	$—	$56,611
Tenant recoveries	6,809	—	151	6,960	12	—	—	6,972
Service and management fees	2	—	(13)	(11)	309	—	—	298
Other revenues (includes Subsidized Senior Housing)	589	—	1,919	2,508	5,985	—	—	8,493
	20,174	—	38,234	58,408	13,966	—	—	72,374
Expenses
Property operating and management	(6,787)	—	(8,775)	(15,562)	(6,544)	—	—	(22,106)
Real estate taxes	(2,853)	—	(3,820)	(6,673)	(1,270)	—	—	(7,943)
Ground rent	(319)	—	104	(215)	—	—	—	(215)
Other expenses (includes Subsidized Senior Housing)	—	—	—	—	(1,313)	—	—	(1,313)
	(9,959)	—	(12,491)	(22,450)	(9,127)	—	—	(31,577)
Less organizational transformation and termination benefits	—	—	—	—	—	—	—	—
Write-offs of abandoned development projects	—	—	—	—	(16)	—	—	(16)
Interest and other income	—	—	—	—	—	1,600	—	1,600
Earnings (loss) from unconsolidated entities in Adjusted EBITDA	—	—	—	—	—	—	—	—
Adjusted EBITDA attributable to Noncontrolling Interest	$10,215	$—	$25,743	$35,958	$4,823	$1,600	$—	$42,381
Exclude:
Land sales	—	—	—	—	(4,795)	—	—	(4,795)
Other land development revenues	—	—	—	—	(1,014)	—	—	(1,014)
Cost of land sales	—	—	—	—	1,313	—	—	1,313
Other land development expenses	—	—	—	—	920	—	—	920
Corporate general and administrative expenses	—	—	—	—	—	—	—	—
Write-offs of abandoned development projects	—	—	—	—	16	—	—	16
Interest and other income	—	—	—	—	—	(1,600)	—	(1,600)
Earnings (loss) from unconsolidated entities in Adjusted EBITDA	—	—	—	—	—	—	—	—
Subtotal NOI exclusions	$—	$—	$—	$—	$(3,560)	$(1,600)	$—	$(5,160)
Net Operating Income attributable to Noncontrolling Interest	$10,215	$—	$25,743	$35,958	$1,263	$—	$—	$37,221
NOI exclusions per above								5,160
Depreciation and Amortization								(22,821)
Interest Expense								(12,807)
Interest rate swap breakage fee								—
Amortization of mortgage procurement costs								(796)
Impairment of real estate								—
Net loss on extinguishment of debt								—
Net gain on disposition of interest in unconsolidated entities								—
Gains on change in control of interests								—
Organizational transformation and termination benefits								—
(Earnings) loss from unconsolidated entities in Adjusted EBITDA								—
Earnings (loss) from unconsolidated entities								306
Earnings (loss) before income taxes								$6,263
Margin % (based on Adjusted EBITDA)	50.6%	0.0%	67.3%	61.6%	34.5%	0.0%	0.0%	58.6%

Forest City Realty Trust, Inc. and Subsidiaries
Appendix
Summary of Adjusted EBITDA and NOI by Segment - Three Months and Years Ended December 31, 2016 and 2015 (in thousands) (continued)

	Year Ended December 31, 2016
Company Share of Unconsolidated Entities	Office	Retail	Apartments	Total Operations	Development	Corporate	Other	Total
	(in thousands)
Revenues
Rental	$16,160	$151,527	$78,288	$245,975	$8,541	$—	$—	$254,516
Tenant recoveries	3,068	61,689	509	65,266	1,874	—	—	67,140
Service and management fees	2,145	2,632	6,659	11,436	104	—	—	11,540
Other revenues (includes Subsidized Senior Housing)	533	14,094	54,777	69,404	2,973	—	971	73,348
	21,906	229,942	140,233	392,081	13,492	—	971	406,544
Expenses
Property operating and management	(7,597)	(56,855)	(31,696)	(96,148)	(7,165)	—	—	(103,313)
Real estate taxes	(2,355)	(22,814)	(6,633)	(31,802)	(1,440)	—	—	(33,242)
Ground rent	(900)	(8,138)	(1,022)	(10,060)	(1,099)	—	—	(11,159)
Other expenses (includes Subsidized Senior Housing)	—	(697)	(32,741)	(33,438)	(401)	—	(455)	(34,294)
	(10,852)	(88,504)	(72,092)	(171,448)	(10,105)	—	(455)	(182,008)
Less organizational transformation and termination benefits	—	—	—	—	—	—	—	—
Write-offs of abandoned development projects	—	—	—	—	(327)	—	—	(327)
Interest and other income	—	—	—	—	—	2,544	—	2,544
Earnings (loss) from unconsolidated entities in Adjusted EBITDA	—	—	(62)	(62)	2,488	—	(18)	2,408
Adjusted EBITDA attributable to Unconsolidated Entities	$11,054	$141,438	$68,079	$220,571	$5,548	$2,544	$498	$229,161
Exclude:
Land sales	—	(680)	—	(680)	(1,666)	—	—	(2,346)
Other land development revenues	—	—	—	—	(338)	—	—	(338)
Cost of land sales	—	697	—	697	401	—	—	1,098
Other land development expenses	—	—	—	—	642	—	—	642
Corporate general and administrative expenses	—	—	—	—	—	—	—	—
Write-offs of abandoned development projects	—	—	—	—	327	—	—	327
Interest and other income	—	—	—	—	—	(2,544)	—	(2,544)
Earnings (loss) from unconsolidated entities in Adjusted EBITDA	—	—	62	62	(2,488)	—	18	(2,408)
Subtotal NOI exclusions	$—	$17	$62	$79	$(3,122)	$(2,544)	$18	$(5,569)
Net Operating Income attributable to Unconsolidated Entities	$11,054	$141,455	$68,141	$220,650	$2,426	$—	$516	$223,592
NOI exclusions per above								5,569
Depreciation and Amortization								(93,687)
Interest Expense								(101,440)
Interest rate swap breakage fee								—
Amortization of mortgage procurement costs								(3,736)
Impairment of real estate								(306,400)
Net loss on extinguishment of debt								(903)
Net gain on disposition of interest in unconsolidated entities								13,166
Gains on change in control of interests								—
Organizational transformation and termination benefits								—
(Earnings) loss from unconsolidated entities in Adjusted EBITDA								(2,408)
Earnings (loss) from unconsolidated entities								266,247
Earnings (loss) before income taxes								$—
Margin % (based on Adjusted EBITDA)	50.5%	61.5%	48.5%	56.3%	41.1%	0.0%	51.3%	56.4%

Forest City Realty Trust, Inc. and Subsidiaries
Appendix
Summary of Adjusted EBITDA and NOI by Segment - Three Months and Years Ended December 31, 2016 and 2015 (in thousands) (continued)

Year Ended December 31, 2016
Company Share of Discontinued Operations	Office	Retail	Apartments	Total Operations	Development	Corporate	Other	Total
(in thousands)
Revenues
Rental	$—	$—	$—	$—	$—	$—	$—	$—
Tenant recoveries	—	—	—	—	—	—	—	—
Service and management fees	—	—	—	—	—	—	—	—
Other revenues (includes Subsidized Senior Housing)	—	—	—	—	—	—	8,136	8,136
	—	—	—	—	—	—	8,136	8,136
Expenses
Property operating and management	—	—	—	—	—	—	—	—
Real estate taxes	—	—	—	—	—	—	—	—
Ground rent	—	—	—	—	—	—	—	—
Other expenses (includes Subsidized Senior Housing)	—	—	—	—	—	—	(6,938)	(6,938)
	—	—	—	—	—	—	(6,938)	(6,938)
Less organizational transformation and termination benefits	—	—	—	—	—	—	—	—
Write-offs of abandoned development projects	—	—	—	—	—	—	—	—
Interest and other income	—	—	—	—	—	—	—	—
Earnings (loss) from unconsolidated entities in Adjusted EBITDA	—	—	—	—	—	—	—	—
Adjusted EBITDA attributable to Discontinued Operations	$—	$—	$—	$—	$—	$—	$1,198	$1,198
Exclude:
Land sales	—	—	—	—	—	—	—	—
Other land development revenues	—	—	—	—	—	—	—	—
Cost of land sales	—	—	—	—	—	—	—	—
Other land development expenses	—	—	—	—	—	—	—	—
Corporate general and administrative expenses	—	—	—	—	—	—	—	—
Write-offs of abandoned development projects	—	—	—	—	—	—	—	—
Interest and other income	—	—	—	—	—	—	—	—
Earnings (loss) from unconsolidated entities in Adjusted EBITDA	—	—	—	—	—	—	—	—
Subtotal NOI exclusions	$—	$—	$—	$—	$—	$—	$—	$—
Net Operating Income attributable to Discontinued Operations	$—	$—	$—	$—	$—	$—	$1,198	$1,198
NOI exclusions per above								—
Depreciation and Amortization								(35)
Interest Expense								(1,738)
Interest rate swap breakage fee								—
Amortization of mortgage procurement costs								(21)
Impairment of real estate								—
Net loss on extinguishment of debt								—
Net gain on disposition of interest in unconsolidated entities								—
Gains on change in control of interests								—
Organizational transformation and termination benefits								—
(Earnings) loss from unconsolidated entities in Adjusted EBITDA								—
Earnings (loss) from unconsolidated entities								(1,400)
Earnings (loss) before income taxes								$(1,996)
Margin % (based on Adjusted EBITDA)	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	14.7%	14.7%

Forest City Realty Trust, Inc. and Subsidiaries
Appendix
Summary of Adjusted EBITDA and NOI by Segment - Three Months and Years Ended December 31, 2016 and 2015 (in thousands) (continued)

	Year Ended December 31, 2015
Fully Consolidated Entities	Office	Retail	Apartments	Total Operations	Development	Corporate	Other	Total
	(in thousands)
Revenues
Rental	$299,622	$71,166	$238,065	$608,853	$16,872	$—	$—	$625,725
Tenant recoveries	98,730	30,526	1,154	130,410	3,419	—	—	133,829
Service and management fees	3,968	21,975	13,783	39,726	5,537	—	—	45,263
Other revenues (includes Subsidized Senior Housing)	22,732	15,288	14,631	52,651	88,894	—	31,869	173,414
	425,052	138,955	267,633	831,640	114,722	—	31,869	978,231
Expenses
Property operating and management	(126,175)	(73,164)	(118,596)	(317,935)	(65,153)	—	—	(383,088)
Real estate taxes	(47,405)	(16,781)	(22,533)	(86,719)	(4,555)	—	—	(91,274)
Ground rent	(9,097)	(544)	(1,707)	(11,348)	—	—	—	(11,348)
Other expenses (includes Subsidized Senior Housing)	—	—	(90)	(90)	(31,323)	(100,099)	(8,130)	(139,642)
	(182,677)	(90,489)	(142,926)	(416,092)	(101,031)	(100,099)	(8,130)	(625,352)
Less organizational transformation and termination benefits	—	—	—	—	—	48,125	—	48,125
Write-offs of abandoned development projects	—	—	(3,271)	(3,271)	(6,263)	—	—	(9,534)
Interest and other income	—	—	—	—	—	37,739	—	37,739
Earnings (loss) from unconsolidated entities in Adjusted EBITDA	—	—	—	—	—	—	—	—
Adjusted EBITDA attributable to Fully Consolidated Entities	$242,375	$48,466	$121,436	$412,277	$7,428	$(14,235)	$23,739	$429,209
Exclude:
Land sales	—	—	(611)	(611)	(78,558)	—	—	(79,169)
Other land development revenues	—	—	—	—	(8,254)	—	—	(8,254)
Cost of land sales	—	—	90	90	31,323	—	—	31,413
Other land development expenses	—	—	—	—	9,753	—	—	9,753
Corporate general and administrative expenses	—	—	—	—	—	51,974	—	51,974
Write-offs of abandoned development projects	—	—	3,271	3,271	6,263	—	—	9,534
Interest and other income	—	—	—	—	—	(37,739)	—	(37,739)
Earnings (loss) from unconsolidated entities in Adjusted EBITDA	—	—	—	—	—	—	—	—
Subtotal NOI exclusions	$—	$—	$2,750	$2,750	$(39,473)	$14,235	$—	$(22,488)
Net Operating Income attributable to Fully Consolidated Entities	$242,375	$48,466	$124,186	$415,027	$(32,045)	$—	$23,739	$406,721
NOI exclusions per above								22,488
Depreciation and Amortization								(252,925)
Interest Expense								(157,166)
Interest rate swap breakage fee								—
Amortization of mortgage procurement costs								(7,549)
Impairment of real estate								(451,434)
Net loss on extinguishment of debt								(65,086)
Net gain on disposition of interest in unconsolidated entities								—
Gains on change in control of interests								486,279
Organizational transformation and termination benefits								(48,125)
(Earnings) loss from unconsolidated entities in Adjusted EBITDA								—
Earnings (loss) from unconsolidated entities								28,762
Earnings (loss) before income taxes								$(38,035)
Margin % (based on Adjusted EBITDA)	57.0%	34.9%	45.4%	49.6%	6.5%	0.0%	74.5%	43.9%

Forest City Realty Trust, Inc. and Subsidiaries
Appendix
Summary of Adjusted EBITDA and NOI by Segment - Three Months and Years Ended December 31, 2016 and 2015 (in thousands) (continued)

	Year Ended December 31, 2015
Noncontrolling Interest	Office	Retail	Apartments	Total Operations	Development	Corporate	Other	Total
	(in thousands)
Revenues
Rental	$12,466	$—	$33,770	$46,236	$387	$—	$—	$46,623
Tenant recoveries	7,255	—	99	7,354	—	—	—	7,354
Service and management fees	82	—	(59)	23	184	—	—	207
Other revenues (includes Subsidized Senior Housing)	496	—	1,806	2,302	7,495	—	1,655	11,452
	20,299	—	35,616	55,915	8,066	—	1,655	65,636
Expenses
Property operating and management	(7,149)	—	(9,352)	(16,501)	(1,484)	—	—	(17,985)
Real estate taxes	(2,672)	—	(4,107)	(6,779)	(256)	—	—	(7,035)
Ground rent	(328)	—	—	(328)	—	—	—	(328)
Other expenses (includes Subsidized Senior Housing)	—	—	—	—	(2,069)	—	(923)	(2,992)
	(10,149)	—	(13,459)	(23,608)	(3,809)	—	(923)	(28,340)
Less organizational transformation and termination benefits	—	—	—	—	—	—	—	—
Write-offs of abandoned development projects	—	—	—	—	(116)	—	—	(116)
Interest and other income	—	—	—	—	—	2,105	—	2,105
Earnings (loss) from unconsolidated entities in Adjusted EBITDA	—	—	—	—	—	—	—	—
Adjusted EBITDA attributable to Noncontrolling Interest	$10,150	$—	$22,157	$32,307	$4,141	$2,105	$732	$39,285
Exclude:
Land sales	—	—	—	—	(6,998)	—	—	(6,998)
Other land development revenues	—	—	—	—	(810)	—	—	(810)
Cost of land sales	—	—	—	—	2,069	—	—	2,069
Other land development expenses	—	—	—	—	964	—	—	964
Corporate general and administrative expenses	—	—	—	—	—	—	—	—
Write-offs of abandoned development projects	—	—	—	—	116	—	—	116
Interest and other income	—	—	—	—	—	(2,105)	—	(2,105)
Earnings (loss) from unconsolidated entities in Adjusted EBITDA	—	—	—	—	—	—	—	—
Subtotal NOI exclusions	$—	$—	$—	$—	$(4,659)	$(2,105)	$—	$(6,764)
Net Operating Income attributable to Noncontrolling Interest	$10,150	$—	$22,157	$32,307	$(518)	$—	$732	$32,521
NOI exclusions per above								6,764
Depreciation and Amortization								(16,069)
Interest Expense								(9,158)
Interest rate swap breakage fee								—
Amortization of mortgage procurement costs								(285)
Impairment of real estate								—
Net loss on extinguishment of debt								(719)
Net gain on disposition of interest in unconsolidated entities								—
Gains on change in control of interests								—
Organizational transformation and termination benefits								—
(Earnings) loss from unconsolidated entities in Adjusted EBITDA								—
Earnings (loss) from unconsolidated entities								204
Earnings (loss) before income taxes								$13,258
Margin % (based on Adjusted EBITDA)	50.0%	0.0%	62.2%	57.8%	51.3%	0.0%	44.2%	59.9%

Forest City Realty Trust, Inc. and Subsidiaries
Appendix
Summary of Adjusted EBITDA and NOI by Segment - Three Months and Years Ended December 31, 2016 and 2015 (in thousands) (continued)

	Year Ended December 31, 2015
Company Share of Unconsolidated Entities	Office	Retail	Apartments	Total Operations	Development	Corporate	Other	Total
	(in thousands)
Revenues
Rental	$27,339	$135,776	$73,114	$236,229	$5,939	$—	$—	$242,168
Tenant recoveries	7,801	57,833	577	66,211	—	—	—	66,211
Service and management fees	614	1,977	3,831	6,422	224	—	—	6,646
Other revenues (includes Subsidized Senior Housing)	2,535	11,181	53,155	66,871	2,773	—	5,614	75,258
	38,289	206,767	130,677	375,733	8,936	—	5,614	390,283
Expenses
Property operating and management	(11,349)	(50,806)	(30,306)	(92,461)	(6,842)	—	—	(99,303)
Real estate taxes	(5,120)	(19,185)	(5,619)	(29,924)	(1,452)	—	—	(31,376)
Ground rent	(3,144)	(7,850)	(1,020)	(12,014)	—	—	—	(12,014)
Other expenses (includes Subsidized Senior Housing)	—	—	(31,008)	(31,008)	—	—	(2,739)	(33,747)
	(19,613)	(77,841)	(67,953)	(165,407)	(8,294)	—	(2,739)	(176,440)
Less organizational transformation and termination benefits	—	—	—	—	—	—	—	—
Write-offs of abandoned development projects	—	—	(10,191)	(10,191)	—	—	—	(10,191)
Interest and other income	—	—	—	—	—	1,779	—	1,779
Earnings (loss) from unconsolidated entities in Adjusted EBITDA	—	—	68	68	1,793	—	1,438	3,299
Adjusted EBITDA attributable to Unconsolidated Entities	$18,676	$128,926	$52,601	$200,203	$2,435	$1,779	$4,313	$208,730
Exclude:
Land sales	—	—	—	—	(1,780)	—	—	(1,780)
Other land development revenues	—	—	—	—	(561)	—	—	(561)
Cost of land sales	—	—	—	—	—	—	—	—
Other land development expenses	—	—	—	—	2,088	—	—	2,088
Corporate general and administrative expenses	—	—	—	—	—	—	—	—
Write-offs of abandoned development projects	—	—	10,191	10,191	—	—	—	10,191
Interest and other income	—	—	—	—	—	(1,779)	—	(1,779)
Earnings (loss) from unconsolidated entities in Adjusted EBITDA	—	—	(68)	(68)	(1,793)	—	(1,438)	(3,299)
Subtotal NOI exclusions	$—	$—	$10,123	$10,123	$(2,046)	$(1,779)	$(1,438)	$4,860
Net Operating Income attributable to Unconsolidated Entities	$18,676	$128,926	$62,724	$210,326	$389	$—	$2,875	$213,590
NOI exclusions per above								(4,860)
Depreciation and Amortization								(85,345)
Interest Expense								(97,430)
Interest rate swap breakage fee								—
Amortization of mortgage procurement costs								(3,110)
Impairment of real estate								(13,844)
Net loss on extinguishment of debt								(736)
Net gain on disposition of interest in unconsolidated entities								20,293
Gains on change in control of interests								—
Organizational transformation and termination benefits								—
(Earnings) loss from unconsolidated entities in Adjusted EBITDA								(3,299)
Earnings (loss) from unconsolidated entities								(25,259)
Earnings (loss) before income taxes								$—
Margin % (based on Adjusted EBITDA)	48.8%	62.4%	40.3%	53.3%	27.2%	0.0%	76.8%	53.5%

Forest City Realty Trust, Inc. and Subsidiaries
Appendix
Summary of Adjusted EBITDA and NOI by Segment - Three Months and Years Ended December 31, 2016 and 2015 (in thousands) (continued)

Year Ended December 31, 2015
Company Share of Discontinued Operations	Office	Retail	Apartments	Total Operations	Development	Corporate	Other	Total
(in thousands)
Revenues
Rental	$—	$—	$—	$—	$—	$—	$—	$—
Tenant recoveries	—	—	—	—	—	—	—	—
Service and management fees	—	—	—	—	—	—	—	—
Other revenues (includes Subsidized Senior Housing)	—	—	—	—	—	—	74,598	74,598
	—	—	—	—	—	—	74,598	74,598
Expenses
Property operating and management	—	—	—	—	—	—	—	—
Real estate taxes	—	—	—	—	—	—	—	—
Ground rent	—	—	—	—	—	—	—	—
Other expenses (includes Subsidized Senior Housing)	—	—	—	—	—	—	(52,655)	(52,655)
	—	—	—	—	—	—	(52,655)	(52,655)
Less organizational transformation and termination benefits	—	—	—	—	—	—	—	—
Write-offs of abandoned development projects	—	—	—	—	—	—	—	—
Interest and other income	—	—	—	—	—	—	—	—
Earnings (loss) from unconsolidated entities in Adjusted EBITDA	—	—	—	—	—	—	—	—
Adjusted EBITDA attributable to Discontinued Operations	$—	$—	$—	$—	$—	$—	$21,943	$21,943
Exclude:
Land sales	—	—	—	—	—	—	—	—
Other land development revenues	—	—	—	—	—	—	—	—
Cost of land sales	—	—	—	—	—	—	—	—
Other land development expenses	—	—	—	—	—	—	—	—
Corporate general and administrative expenses	—	—	—	—	—	—	—	—
Write-offs of abandoned development projects	—	—	—	—	—	—	—	—
Interest and other income	—	—	—	—	—	—	—	—
Earnings (loss) from unconsolidated entities in Adjusted EBITDA	—	—	—	—	—	—	—	—
Subtotal NOI exclusions	$—	$—	$—	$—	$—	$—	$—	$—
Net Operating Income attributable to Discontinued Operations	$—	$—	$—	$—	$—	$—	$21,943	$21,943
NOI exclusions per above								—
Depreciation and Amortization								(20,104)
Interest Expense								(18,861)
Interest rate swap breakage fee								—
Amortization of mortgage procurement costs								(226)
Impairment of real estate								—
Net loss on extinguishment of debt								—
Net gain on disposition of interest in unconsolidated entities								—
Gains on change in control of interests								—
Organizational transformation and termination benefits								—
(Earnings) loss from unconsolidated entities in Adjusted EBITDA								—
Earnings (loss) from unconsolidated entities								(40,760)
Earnings (loss) before income taxes								$(58,008)
Margin % (based on Adjusted EBITDA)	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	29.4%	29.4%